[LOGO] PBHG
       FUNDS

PROSPECTUS July 29, 2002

GROWTH FUNDS
PBHG Core Growth Fund
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap 20 Fund
PBHG Large Cap Growth Fund
PBHG Limited Fund
PBHG New Opportunities Fund
PBHG Select Equity Fund

VALUE FUNDS
PBHG Clipper Focus Fund
PBHG Focused Value Fund
PBHG Large Cap Value Fund
PBHG Mid-Cap Value Fund
PBHG Small Cap Value Fund
PBHG Special Equity Fund

SPECIALTY FUNDS
PBHG Disciplined Equity Fund
PBHG Global Technology & Communications Fund
PBHG REIT Fund
PBHG Strategic Small Company Fund
PBHG Technology & Communications Fund

FIXED-INCOME FUNDS
PBHG IRA Capital Preservation Fund

MONEY MARKET FUNDS
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

                                                         PBHG Prospectus -- 7/02

AN INTRODUCTION TO THE PBHG FUNDS(R)
AND THIS PROSPECTUS

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

      PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

      Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. Except for the IRA Capital Preservation Fund, these other Funds also may not be suitable for investors who require regular income or stability of principal.

                               INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Fund. Pilgrim Baxter has retained certain sub-advisers to assist in managing the Funds. For information about the sub-advisers, see page 106 of the Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                                                        CONTENTS

FUND SUMMARIES
--------------------------------------------------------------------------------

                     PBHG Core Growth Fund.............................  3
                     PBHG Emerging Growth Fund.........................  7
                     PBHG Growth Fund.................................. 11
                     PBHG Large Cap 20 Fund............................ 15
                     PBHG Large Cap Growth Fund........................ 19
                     PBHG Limited Fund................................. 23
                     PBHG New Opportunities Fund....................... 27
                     PBHG Select Equity Fund........................... 31
                     PBHG Clipper Focus Fund........................... 35
                     PBHG Focused Value Fund........................... 39
                     PBHG Large Cap Value Fund......................... 43
                     PBHG Mid-Cap Value Fund........................... 47
                     PBHG Small Cap Value Fund......................... 51
                     PBHG Special Equity Fund.......................... 55
                     PBHG Disciplined Equity Fund...................... 59
                     PBHG Global Technology &
                        Communications Fund............................ 63
                     PBHG REIT Fund.................................... 68
                     PBHG Strategic Small
                        Company Fund................................... 73
                     PBHG Technology &
                        Communications Fund............................ 77
                     PBHG IRA Capital
                        Preservation Fund.............................. 82
                     PBHG Cash Reserves Fund........................... 89

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

                     Our Investment Strategies......................... 93
                     Risks & Returns................................... 96

THE INVESTMENT ADVISER
& SUB-ADVISERS
--------------------------------------------------------------------------------

                     The Investment Adviser..........................  106
                        Pilgrim Baxter & Associates, Ltd.
                     The Sub-Advisers................................  106
                        Pacific Financial Research, Inc.
                          ("PFR")
                        NWQ Investment Management Company, Inc.
                          ("NWQ")
                        Analytic Investors, Inc.
                          ("Analytic")
                        Heitman Real Estate Securities LLC
                          ("Heitman")
                        Dwight Asset Management Company
                          ("Dwight")
                        Wellington Management Company, Ltd.
                          ("Wellington Management")

YOUR INVESTMENT
--------------------------------------------------------------------------------

                     Pricing Fund Shares.............................  112
                     Buying Shares...................................  113
                     Selling Shares..................................  115
                     General Policies................................  116
                     Distribution & Taxes............................  120

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                     Financial Highlights............................  122

PBHG CORE GROWTH FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized companies. An investment in small and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


                                                        PBHG CORE GROWTH FUND  3

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index is a widely recognized, unmanaged index that measures the performance of the smaller issuers in the Russell 1000(R) Index with greater-than-average growth characteristics. The Russell 1000(R) Index is an unmanaged index that measures the performance of 1,000 large cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1996     2.80%
                                 1997    -9.71%
                                 1998     7.42%
                                 1999    97.59%
                                 2000   -21.07%
                                 2001   -38.76%

            The Fund's year-to-date return as of 6/30/02 was -17.62%.

                         BEST QUARTER:  Q4 1999   54.71%
                         WORST QUARTER: Q1 2001  -39.55%


4  PBHG CORE GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                       Since
                                             Past        Past       Inception
                                            1 Year      5 Years    (12/29/95)
--------------------------------------------------------------------------------

Core Growth Fund --
  PBHG Class
  Before Taxes                              -38.76%      -1.52%       3.51%

Core Growth Fund --
  PBHG Class
  After Taxes on Distributions              -38.76%      -2.29%       2.83%

Core Growth Fund --
  PBHG Class
  After Taxes on Distributions
  and Sale of Fund Shares                   -23.60%**    -1.22%**     2.84%**

Russell Midcap(R) Growth Index*
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                  -20.15%       9.02%      10.38%

* The since inception return for the Russell Midcap(R) Growth Index was calculated from December 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                        PBHG CORE GROWTH FUND  5

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                    0.85%
Distribution and/or Service (12b-1) Fees           None
Other Expenses                                     0.64%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                    1.49%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.47%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                       1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class             $152          $471           $813          $1,779


6  PBHG CORE GROWTH FUND

PBHG EMERGING GROWTH FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $500 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


                                                    PBHG EMERGING GROWTH FUND  7

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1994    23.78%
                                 1995    48.45%
                                 1996    17.08%
                                 1997    -3.67%
                                 1998      .00%
                                 1999    48.34%
                                 2000   -25.22%
                                 2001   -32.56%

            The Fund's year-to-date return as of 6/30/02 was -35.98%.

                          BEST QUARTER:  Q4 1999   45.85%
                          WORST QUARTER: Q3 2001  -34.44%


8  PBHG EMERGING GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

==============================================================================
                                                                       Since
                                            Past          Past       Inception
                                           1 Year        5 Years     (6/14/93)
--------------------------------------------------------------------------------

Emerging Growth Fund --
  PBHG Class
  Before Taxes                             -32.56%        -5.79%       9.18%

Emerging Growth Fund --
  PBHG Class
  After Taxes on Distributions             -32.56%        -6.36%       8.04%

Emerging Growth Fund --
  PBHG Class
  After Taxes on Distributions
  and Sale of Fund Shares                  -19.83%**      -4.45%**     7.42%

Russell 2000(R) Growth Index*
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                  -9.23%         2.87%       7.38%

* The since inception return for the Russell 2000(R) Growth Index was calculated from May 31, 1993.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                    PBHG EMERGING GROWTH FUND  9

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                      PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                          0.85%
Distribution and/or Service (12b-1) Fees                 None
Other Expenses                                           0.54%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                          1.39%*
================================================================================

* IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.38%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class               $142          $440            $761         $1,669


10  PBHG EMERGING GROWTH FUND

PBHG GROWTH FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the companies in the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase. The size of companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


                                                            PBHG GROWTH FUND  11

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1992    28.39%
                                 1993    46.71%
                                 1994     4.75%
                                 1995    50.35%
                                 1996     9.82%
                                 1997    -3.35%
                                 1998     0.59%
                                 1999    92.45%
                                 2000   -22.99%
                                 2001   -34.53%

            The Fund's year-to-date return as of 6/30/02 was -18.03%.

                          BEST QUARTER:  Q4 1999   64.55%
                          WORST QUARTER: Q4 2000  -32.58%


12  PBHG GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                              Past         Past          Past
                                             1 Year       5 Years      10 Years
--------------------------------------------------------------------------------

Growth Fund --
  PBHG Class
  Before Taxes                               -34.53%       -1.16%       11.88%

Growth Fund --
  PBHG Class
  After Taxes on Distributions               -34.53%       -1.97%       10.66%

Growth Fund --
  PBHG Class
  After Taxes on Distributions
  and Sale of Fund Shares                    -21.03%*      -0.56%*       9.96%

Russell 2000(R) Growth Index
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                    -9.23%        2.87%        7.19%

Note: The inception date of the Growth Fund was December 19, 1985.

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                            PBHG GROWTH FUND  13

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                       PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                           0.85%
Distribution and/or Service (12b-1) Fees                  None
Other Expenses                                            0.48%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                           1.33%*
================================================================================

* IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.32%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                      1 Year        3 Years         5 Years      10 Years
--------------------------------------------------------------------------------

PBHG Class             $135          $421            $729          $1,601


14  PBHG GROWTH FUND

PBHG LARGE CAP 20 FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 1000(R) Growth Index had market capitalizations between $303 million and $296.2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                      PBHG LARGE CAP 20 FUND  15

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.

[GRAPHIC] Performance Information

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1997    32.96%
                                 1998    67.83%
                                 1999   102.94%
                                 2000   -22.08%
                                 2001   -35.36%

            The Fund's year-to-date return as of 6/30/02 was -18.17%.

                          BEST QUARTER:  Q4 1999   75.65%
                          WORST QUARTER: Q4 2000  -33.11%


16  PBHG LARGE CAP 20 FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                            Past          Past         Inception
                                           1 Year        5 Years      (11/29/96)
--------------------------------------------------------------------------------

Large Cap 20 Fund --
  PBHG Class
  Before Taxes                             -35.36%        17.93%         17.23%

Large Cap 20 Fund --
  PBHG Class
  After Taxes on Distributions             -35.36%        16.02%         15.35%

Large Cap 20 Fund --
  PBHG Class
  After Taxes on Distributions
  and Sale of Fund Shares                  -21.53%**      15.40%         14.78%

S&P 500 Index*
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                 -11.88%        10.70%         10.08%

Russell 1000(R) Growth Index*
  (Reflects No Deduction for
    Fees, Expenses or Taxes)               -20.42%         8.27%          7.71%

* The since inception returns for the S&P 500 Index and the Russell 1000(R) Growth Index were calculated as of November 30, 1996.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                      PBHG LARGE CAP 20 FUND  17

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                     PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.85%
Distribution and/or Service (12b-1) Fees                None
Other Expenses                                          0.51%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                         1.36%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.35%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

PBHG Class               $138           $431           $745          $1,635


18  PBHG LARGE CAP 20 FUND

PBHG LARGE CAP GROWTH FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 1000(R) Growth Index had market capitalizations between $303 million and $296.2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


                                                  PBHG LARGE CAP GROWTH FUND  19

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1996     3.40%
                                 1997    22.36%
                                 1998    30.42%
                                 1999    67.06%
                                 2000    -0.18%
                                 2001   -28.52%

            The Fund's year-to-date return as of 6/30/02 was -16.49%.

                          BEST QUARTER:   Q4 1999   59.55%
                          WORST QUARTER:  Q4 2000  -22.74%


20  PBHG LARGE CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                            Past           Past        Inception
                                           1 Year        5 Years        (4/5/95)
--------------------------------------------------------------------------------

Large Cap Growth Fund --
  PBHG Class
  Before Taxes                             -28.52%         13.72%        18.52%

Large Cap Growth Fund --
  PBHG  Class
  After Taxes on Distributions             -28.52%         11.85%        16.85%

Large Cap Growth Fund --
  PBHG Class
  After Taxes on Distributions
  and Sale of Fund Shares                  -17.37%**       11.38%        15.72%

S&P 500 Index*
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                 -11.88%         10.70%        14.96%

Russell 1000(R) Growth Index*
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                 -20.42%          8.27%        13.09%

* The since inception returns for the S&P 500 Index and the Russell 1000(R) Growth Index were calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                  PBHG LARGE CAP GROWTH FUND  21

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                       PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                           0.75%
Distribution and/or Service (12b-1) Fees                  None
Other Expenses                                            0.51%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                           1.26%*
================================================================================

* IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.25%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

PBHG Class               $128          $400           $692           $1,523


22  PBHG LARGE CAP GROWTH FUND

PBHG LIMITED FUND

THIS FUND IS CURRENTLY OFFERED ONLY TO EXISTING SHAREHOLDERS. EXISTING SHAREHOLDERS MAY OPEN NEW ACCOUNTS, PROVIDED THAT ANY NEW ACCOUNT IS REGISTERED IN THE SAME NAME OR HAS THE SAME SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER AS THE EXISTING SHAREHOLDER'S ACCOUNT.

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term capital appreciation.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues are $250 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                           PBHG LIMITED FUND  23

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1997    16.07%
                                 1998    13.05%
                                 1999    71.70%
                                 2000    -6.86%
                                 2001   -18.14%

            The Fund's year-to-date return as of 6/30/02 was -30.72%.

                          BEST QUARTER:  Q4 1999   49.84%
                          WORST QUARTER: Q3 2001  -29.64%


24  PBHG LIMITED FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                           Past             Past       Inception
                                          1 Year          5 Years      (6/28/96)
--------------------------------------------------------------------------------

Limited Fund --
  PBHG Class
  Before Taxes                            -18.14%          11.43%       12.40%

Limited Fund --
  PBHG  Class
  After Taxes on Distributions            -18.37%           7.92%        9.16%

Limited Fund --
  PBHG Class
  After Taxes on Distributions
  and Sale of Fund Shares                 -10.83%**         8.87%**      9.78%**

Russell 2000(R) Growth Index*
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                 -9.23%           2.87%        2.50%

* The since inception return for the Russell 2000(R) Growth Index was calculated as of June 30, 1996.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                           PBHG LIMITED FUND  25

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                      PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                          1.00%
Distribution and/or Service (12b-1) Fees                 None
Other Expenses                                           0.41%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                          1.41%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.40%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                      1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

PBHG Class             $144          $446           $771          $1,691


26  PBHG LIMITED FUND

PBHG NEW OPPORTUNITIES FUND

THIS FUND IS CURRENTLY OFFERED ONLY TO THE FOLLOWING INVESTORS: (A) SUBSEQUENT INVESTMENTS BY PERSONS WHO WERE SHAREHOLDERS ON OR BEFORE NOVEMBER 12, 1999; (B) NEW AND SUBSEQUENT INVESTMENTS MADE BY CERTAIN CLIENTS AND EMPLOYEES OF PILGRIM BAXTER AND ITS AFFILIATES; AND (C) NEW AND SUBSEQUENT INVESTMENTS BY CERTAIN PENSIONS PLANS.

[GRAPHIC] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of companies in economic sectors which Pilgrim Baxter believes have above-average long-term growth potential. The Fund will generally hold stocks of less than 50 small growth companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks. The sectors that Pilgrim Baxter believes have above-average long-term growth potential will change as the economy changes. As a result, the Fund may or may not be invested in these or other sectors at any time. In addition, the Fund may emphasize one or more sectors. For example, the Fund may invest 100% of its total assets in one sector. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are under $1 billion at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The Fund's emphasis on certain sectors of the


                                                 PBHG NEW OPPORTUNITIES FUND  27
economy may make the Fund's performance more susceptible to economic, political or regulatory developments in that sector. As a result, the Fund's net asset value may fluctuate more than other equity investments. The Fund emphasizes small growth companies so it may be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full long-term growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 000    -4.68%
                                 001   -30.70%

           The Fund's year-to-date return as of 6/30/02 was -19.44%.

                          BEST QUARTER:  Q1 2000   42.37%
                          WORST QUARTER: Q3 2001  -33.12%


28  PBHG NEW OPPORTUNITIES FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                       Since
                                                      Past           Inception
                                                     1 Year          (2/12/99)
--------------------------------------------------------------------------------
New Opportunities Fund --
  PBHG Class
  Before Taxes                                       -30.70%           55.39%

New Opportunities Fund --
  PBHG Class
  After Taxes on Distributions                       -30.70%           45.75%

New Opportunities Fund --
  PBHG Class
  After Taxes on Distributions
  and Sale of Fund Shares                            -18.70%**         43.64%

Russell 2000(R) Growth Index*
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                            -9.23%           -1.24%

* The since inception return for the Russell 2000(R) Growth Index was calculated as of January 31, 1999.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                 PBHG NEW OPPORTUNITIES FUND  29

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                      PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                          1.00%
Distribution and/or Service (12b-1) Fees                 None
Other Expenses                                           0.44%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                          1.44%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.43%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

PBHG Class               $147          $456           $787          $1,724


30  PBHG NEW OPPORTUNITIES FUND

PBHG SELECT EQUITY FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


                                                     PBHG SELECT EQUITY FUND  31

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1996     27.99%
                                 1997      6.84%
                                 1998     19.02%
                                 1999    160.89%
                                 2000    -24.55%
                                 2001    -40.84%

            The Fund's year-to-date return as of 6/30/02 was -22.55%.

                          BEST QUARTER:  Q4 1999   130.62%
                          WORST QUARTER: Q4 2000   -43.15%


32  PBHG SELECT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                            Past          Past         Inception
                                           1 Year        5 Years       (4/5/95)
--------------------------------------------------------------------------------

Select Equity Fund --
  PBHG Class
  Before Taxes                             -40.84%        8.17%         17.72%

Select Equity Fund --
  PBHG Class
  After Taxes on Distributions             -40.84%        7.17%         16.68%

Select Equity Fund --
  PBHG Class
  After Taxes on Distributions and
  Sale of Fund Shares                      -24.87%**      6.94%         15.26%

S&P 500 Index*
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                 -11.88%       10.70%         14.96%

* The since inception return for the S&P 500 Index was calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                     PBHG SELECT EQUITY FUND  33

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                         PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                             0.85%
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                              0.53%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                             1.38%*
================================================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.37%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class               $140          $437           $755          $1,657


34  PBHG SELECT EQUITY FUND

PBHG CLIPPER FOCUS FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term capital growth.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

The Clipper Focus Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                     PBHG CLIPPER FOCUS FUND  35

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.

[GRAPHIC] PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS*

                                 1999    -1.88%
                                 2000    44.29%
                                 2001    11.93%

            The Fund's year-to-date return as of 6/30/02 was -2.17%.

                          BEST QUARTER:  Q3 2000   20.56%
                          WORST QUARTER: Q1 2000   -6.25%


36  PBHG CLIPPER FOCUS FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                        Since
                                                     Past             Inception
                                                    1 Year            (9/10/98)
--------------------------------------------------------------------------------

Clipper Focus Fund* --
  PBHG Class
  Before Taxes                                      11.93%              20.82%

Clipper Focus Fund* --
  PBHG Class
  After Taxes on Distributions                       7.05%              18.28%

Clipper Focus Fund* --
  PBHG Class
  After Taxes on Distributions and
  Sale of Fund Shares                                7.80%***           16.02%

S&P 500 Index**
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                         -11.88%               6.96%

* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998.

** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                     PBHG CLIPPER FOCUS FUND  37

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                     PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                         1.00%
Distribution and/or Service (12b-1) Fees                None
Other Expenses                                          0.44%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                         1.44%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.40% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC] EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class               $147          $456           $787          $1,724


38  PBHG CLIPPER FOCUS FUND

PBHG FOCUSED VALUE FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its total assets in value securities, such as common stocks of small, medium or large capitalization companies. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized value companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                     PBHG FOCUSED VALUE FUND  39

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 2000    24.81%
                                 2000     3.44%

            The Fund's year-to-date return as of 6/30/02 was -18.38%.

                         BEST QUARTER:   Q1 2000    29.53%
                         WORST QUARTER:  Q3 2001   -14.97%


40  PBHG FOCUSED VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                   Since
                                                Past             Inception
                                               1 Year            (2/12/99)
--------------------------------------------------------------------------------

Focused Value Fund --
  PBHG Class
  Before Taxes                                  3.44%             25.21%

Focused Value Fund --
  PBHG Class
  After Taxes on Distributions                  3.11%             23.53%

Focused Value Fund --
  PBHG Class
  After Taxes on Distributions and
  Sale of Fund Shares                           2.09%             19.92%

S&P 500 Index*
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                    -11.88%             -2.44%

* The since inception return for the S&P 500 Index was calculated as of January 31, 1999.


                                                     PBHG FOCUSED VALUE FUND  41

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                    PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                        0.85%
Distribution and/or Service (12b-1) Fees               None
Other Expenses                                         0.52%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                        1.37%*
================================================================================

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.36%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class               $139          $434           $750           $1,646


42  PBHG FOCUSED VALUE FUND

PBHG LARGE CAP VALUE FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2002, the S&P 500 Index had market capitalizations between $492 million and $296.2 billion. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter expects to focus primarily on those value securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


                                                   PBHG LARGE CAP VALUE FUND  43

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1997     25.62%
                                 1998     34.74%
                                 1999     11.06%
                                 2000     23.97%
                                 2000     -1.41%

            The Fund's year-to-date return as of 6/30/02 was -12.23%.

                          BEST QUARTER:  Q4 1998   28.21%
                          WORST QUARTER: Q3 2001  -14.02%


44  PBHG LARGE CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                     Since
                                            Past       Past        Inception
                                           1 Year     5 Years     (12/31/96)
--------------------------------------------------------------------------------

Large Cap Value Fund --
  PBHG Class
  Before Taxes                             -1.41%      18.10%       18.10%

Large Cap Value Fund --
  PBHG Class
  After Taxes on Distributions             -1.48%      13.75%       13.75%

Large Cap Value Fund --
  PBHG Class
  After Taxes on Distributions and
  Sale of Fund Shares                      -0.86%*     12.71%       12.71%

S&P 500 Index
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                 -11.88%     10.70%       10.70%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                   PBHG LARGE CAP VALUE FUND  45

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                       PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                           0.65%
Distribution and/or Service (12b-1) Fees                  None
Other Expenses                                            0.49%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                           1.14%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.13%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class               $116          $362           $628          $1,386


46  PBHG LARGE CAP VALUE FUND

PBHG MID-CAP VALUE FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2002, the S&P MidCap 400 Index had market capitalizations between $140 million and $9.2 billion. The size of the companies in the S&P MidCap 400 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                     PBHG MID-CAP VALUE FUND  47

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks, and the S&P BARRA MidCap Value Index, a widely recognized, unmanaged index that tracks the performance of those S&P MidCap 400 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1998     27.84%
                                 1999     21.72%
                                 2000     26.17%
                                 2001      7.79%

            The Fund's year-to-date return as of 6/30/02 was -9.86%.

                         BEST QUARTER : Q4 1998   30.07%
                         WORST QUARTER: Q3 2001  -18.53%


48  PBHG MID-CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                  Since
                                                Past            Inception
                                               1 Year           (4/30/97)
--------------------------------------------------------------------------------

Mid-Cap Value Fund --
  PBHG Class
  Before Taxes                                  7.79%             26.49%

Mid-Cap Value Fund --
  PBHG Class
  After Taxes on Distributions                  7.79%             20.52%

Mid-Cap Value Fund --
  PBHG Class
  After Taxes on Distributions and
  Sale of Fund Shares                           4.74%             18.74%

S&P MidCap 400 Index
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                     -0.61%             17.09%

S&P BARRA MidCap Value Index
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                      7.14%             15.11%


                                                     PBHG MID-CAP VALUE FUND  49

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                     PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)               None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.85%
Distribution and/or Service (12b-1) Fees                None
Other Expenses                                          0.47%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                         1.32%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.31%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class               $134          $418           $723           $1,590


50  PBHG MID-CAP VALUE FUND

PBHG SMALL CAP VALUE FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Index had market capitalizations between $16 million and $1.8 billion. The size of the companies in the Russell 2000(R) Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                   PBHG SMALL CAP VALUE FUND  51

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks, and the Russell 2000(R) Value Index, a widely recognized, unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1998      1.13%
                                 1999     18.63%
                                 2000     32.87%
                                 2001      4.93%

            The Fund's year-to-date return as of 6/30/02 was -14.05%.

                           BEST QUARTER:    Q4 2001    25.70%
                           WORST QUARTER:   Q3 1998   -21.59%


52  PBHG SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                  Since
                                                Past            Inception
                                               1 Year           (4/30/97)
--------------------------------------------------------------------------------

Small Cap Value Fund --
  PBHG Class
  Before Taxes                                  4.93%             20.98%

Small Cap Value Fund --
  PBHG Class
  After Taxes on Distributions                  4.93%             19.34%

Small Cap Value Fund --
  PBHG Class
  After Taxes on Distributions and
  Sale of Fund Shares                           3.00%             16.70%

Russell 2000(R) Index
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                      2.49%              9.25%

Russell 2000(R) Value Index
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                     14.02%             11.76%


                                                   PBHG SMALL CAP VALUE FUND  53

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                         PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                             1.00%
Distribution and/or Service (12b-1) Fees                    None
Other Expenses                                              0.48%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                             1.48%*
================================================================================

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                      1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class             $151          $468           $808          $1,768


54  PBHG SMALL CAP VALUE FUND

PBHG SPECIAL EQUITY FUND (FORMERLY PBHG NEW PERSPECTIVE FUND)

THE PBHG SPECIAL EQUITY FUND CURRENTLY INTENDS TO CLOSE TO NEW INVESTORS WHEN ITS ASSETS REACH $500 MILLION. AFTERWARDS, ADDITIONAL INVESTMENTS AND/OR EXCHANGES INTO THE FUND MAY ONLY BE MADE BY PERSONS WHO ALREADY OWNED SHARES OF THE FUND AS OF THE CLOSING DATE, AND SUCH PURCHASES OR EXCHANGES MAY BE SUBJECT TO MINIMUM AND MAXIMUM AMOUNTS.

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term capital appreciation.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that it selects on an opportunistic basis.

The Fund's sub-adviser, NWQ, seeks to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. These catalysts can be new management, industry consolidation or company restructuring or a turn in the company's fundamentals.

Strong bottom up fundamental research, which focuses on both quantitative and qualitative valuation measures, drives NWQ's stock selection process. As a result of its broader definition of value, NWQ's valuation framework will include companies valued by traditional statistical measures as well as relative value, discount to asset break up value and special situations.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with medium and smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If NWQ's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the Fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                    PBHG SPECIAL EQUITY FUND  55

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC]   For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.

[GRAPHIC] PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Service Class shares and the Institutional Class shares of the NWQ Special Equity Portfolio, a series of UAM Funds, Inc. On December 14, 2001, the Fund acquired the assets of the NWQ Special Equity Portfolio. The NWQ Special Equity Portfolio was managed by NWQ, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the NWQ Special Equity Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS*

                                 1998      7.41%
                                 1999     20.86%
                                 2000     11.61%
                                 2001      6.09%

             The Fund's year-to-date return as of 6/30/02 was 1.00%.

                          BEST QUARTER:  Q2 1999   16.05%
                          WORST QUARTER: Q3 1998  -17.83%


56  PBHG SPECIAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                   Since
                                                Past             Inception
                                               1 Year            (11/4/97)
--------------------------------------------------------------------------------

Special Equity Fund* --
  PBHG Class
  Before Taxes                                  6.09%              10.66%

Special Equity Fund* --
  PBHG Class
  After Taxes on Distributions                  4.16%               9.62%

Special Equity Fund* --
  PBHG Class
  After Taxes on Distributions and
  Sale of Fund Shares                           4.52%***            8.49%

S&P 500 Index**
  (Reflects No Deduction for
  Fees, Expenses or Taxes)                    -11.88%               7.02%

* Data includes performance of the Fund's predecessor, whose inception date was November 4, 1997.

** The since inception return for the S&P 500 Index was calculated as of October 31, 1997.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                    PBHG SPECIAL EQUITY FUND  57

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                       PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                          None
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                           1.00%*
Distribution and/or Service (12b-1) Fees                  None
Other Expenses                                            1.21%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                           2.21%
Fee Waiver and/or Expense Reimbursement                   0.71%
Net Expenses                                              1.50%**
================================================================================

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 1.00% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND, HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.85% FROM THE FUND UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.25% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class               $153          $623          $1,120         $2,489


58  PBHG SPECIAL EQUITY FUND

PBHG Disciplined Equity Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with above-average total returns.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


                                                PBHG DISCIPLINED EQUITY FUND  59

[GRAPHIC] PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS*

                                 1994     -0.25%
                                 1995     35.34%
                                 1996     22.95%
                                 1997     29.86%
                                 1998     37.82%
                                 1999     20.06%
                                 2000     -9.33%
                                 2001     -6.22%

           The Fund's year-to-date return as of 6/30/02 was -14.12%.

                         BEST QUARTER:  Q4 1998    20.50%
                         WORST QUARTER: Q3 2001   -11.70%


60 PBHG DISCIPLINED EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                              Past         Past        Inception
                                             1 Year       5 Years       (7/1/93)
--------------------------------------------------------------------------------
Disciplined Equity Fund*--
   PBHG Class
   Before Taxes                              -6.22%        12.81%        14.48%

Disciplined Equity Fund*--
   PBHG Class
   After Taxes on Distributions              -6.47%        10.50%        11.43%

Disciplined Equity Fund*--
   PBHG Class
   After Taxes on Distributions and
   Sale of Fund Shares                       -3.79%**       9.40%        10.59%

S&P 500 Index***
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                 -11.88%        10.70%        13.75%

* Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The since inception return for the S&P 500 Index was calculated as of June 30, 1993.


                                                PBHG DISCIPLINED EQUITY FUND  61

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                                      PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                         None
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                         0.70%*
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses                                                          0.63%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         1.33%**
================================================================================

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.70% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND; HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.60% FROM THE FUND UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 0.99% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                                        1 Year     3 Years    5 Years   10 Years
--------------------------------------------------------------------------------
PBHG Class                                $135       $421       $729     $1,601


62  PBHG DISCIPLINED EQUITY FUND

PBHG Global Technology & Communications Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of U.S. and non-U.S. companies and American Depositary Receipts ("ADRs") of non-U.S. companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. These companies will be in at least three different countries, one of which may include the U.S. Some of these countries may be considered emerging or developing by the international finance community. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.


                                PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND  63

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for foreign equity securities and companies with smaller market capitalizations. Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Companies with smaller market capitalizations tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Investments in emerging or developing countries may be subject to extreme volatility because, in general, these countries' economies are more underdeveloped, their political structures are less stable and their financial markets are less liquid than more developed nations.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on the Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


64  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you the Fund's performance for the last calendar year. The performance table compares the Fund's performance over time to that of its benchmarks, the MSCI World Free Index and the Pacific Stock Exchange Technology Index. The MSCI World Free Index is a widely recognized, unmanaged index that measures the performance of both the developed and the emerging equity markets of the world. The Index excludes the performance impact of companies that are restricted with respect to foreign investors. The Pacific Stock Exchange Technology Index is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURN

                                 2001    -44.52%

           The Fund's year-to-date return as of 6/30/02 was -37.80%.

                         BEST QUARTER:  Q4 2001   34.87%
                         WORST QUARTER: Q3 2001  -37.45%


                                PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND  65

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                        Since
                                                        Past          Inception
                                                       1 Year        (5/31/2000)
--------------------------------------------------------------------------------
Global Technology &
   Communications Fund--
   PBHG Class
   Before Taxes                                        -44.52%         -43.06%

Global Technology &
   Communications Fund--
   PBHG Class
   After Taxes on Distributions                        -44.52%         -43.06%

Global Technology &
   Communications Fund--
   PBHG Class
   After Taxes on Distributions and
   Sale of Fund Shares                                 -27.11%*        -33.19%*

MSCI World Free Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                            -16.82%         -15.50%

PSE Technology Index(R)
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                            -15.42%         -20.67%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


66  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE

                                                                      PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                         None
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                          1.50%
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses                                                           1.10%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          2.60%
Fee Waiver, Expense Reduction and/or
Expense Reimbursement                                                    0.45%
Net Expenses                                                             2.15%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 2.15%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 2.15%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. AT MARCH 31, 2002, THE AMOUNT OF ADVISORY FEE WAIVER AND REIMBURSEMENT OF THIRD PARTY EXPENSES BY THE ADVISER SUBJECT TO POSSIBLE REIMBURSEMENT FOR THE FUND WAS $124,745.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                                1 Year       3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class                       $218         $766         $1,340        $2,901


                                PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND  67

PBHG REIT Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes it is undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.


68  PBHG REIT FUND

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


                                                              PBHG REIT FUND  69

[GRAPHIC] PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS*

                                 1992     17.87%
                                 1993     20.10%
                                 1994      3.00%
                                 1995     10.87%
                                 1996     38.06%
                                 1997     21.12%
                                 1998    -15.12%
                                 1999     -1.16%
                                 2000     24.90%
                                 2001     10.41%

            The Fund's year-to-date return as of 6/30/02 was 12.70%.

                         BEST QUARTER:  Q1 1993   22.96%
                         WORST QUARTER: Q3 1998   -8.99%


70  PBHG REIT FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                Past         Past         Past
                                               1 Year       5 Years     10 Years
--------------------------------------------------------------------------------
REIT Fund*--
   PBHG Class
   Before Taxes                                10.41%        6.98%       12.08%

REIT Fund*--
   PBHG Class
   After Taxes on Distributions                 4.81%        3.70%        8.70%

REIT Fund*--
   PBHG Class
   After Taxes on Distributions
   and Sale of Fund Shares                      7.83%**      4.43%**      8.57%

S&P 500 Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                   -11.88%       10.70%       12.93%

Wilshire Real Estate Securities Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                    10.33%        6.67%       10.45%

* Data includes performance of the Fund's predecessor, whose inception date was March 13, 1989.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                              PBHG REIT FUND  71

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                                      PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                         0.85%*
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses                                                          0.62%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         1.47%**
================================================================================

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.85% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND; HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.75% OF THE FIRST $100 MILLION OF THE AVERAGE DAILY NET ASSETS OF THE FUND AND 0.65% OF THE AVERAGE DAILY NET ASSETS IN EXCESS OF $100 MILLION UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. THAT'S BECAUSE PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.36% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                                 1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class                        $150         $465         $803         $1,757


72  PBHG REIT FUND

PBHG Strategic Small Company Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth and value securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Index had market capitalizations between $16 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios. Pilgrim Baxter strategically adjusts the mix of growth and value securities in the Fund, depending upon economic and market conditions. As a result, at times the Fund may be more heavily invested in growth securities and at other times the Fund may be more heavily invested in value securities. Pilgrim Baxter expects to focus primarily on those securities whose market capitalizations or annual revenues are $750 million or less at the time of purchase. The size of companies in the Russell 2000(R) Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and value in managing this Fund.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes growth and value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth and value securities in the Fund may never reach what Pilgrim Baxter believes are their full potential worth and may go down in price.


                                           PBHG STRATEGIC SMALL COMPANY FUND  73

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1997     25.67%
                                 1998      2.13%
                                 1999     51.79%
                                 2000     11.89%
                                 2001     -9.97%

           The Fund's year-to-date return as of 6/30/02 was -17.57%.

                        BEST QUARTER:  Q4 1999   36.16%
                        WORST QUARTER: Q3 1998  -23.48%


74  PBHG STRATEGIC SMALL COMPANY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                              Past          Past       Inception
                                             1 Year       5 Years     (12/31/96)
--------------------------------------------------------------------------------
Strategic Small Company Fund--
   PBHG Class
   Before Taxes                              -9.97%        14.44%       14.44%

Strategic Small Company Fund--
   PBHG Class
   After Taxes on Distributions              -9.97%        11.91%       11.91%

Strategic Small Company Fund--
   PBHG Class
   After Taxes on Distributions
   and Sale of Fund Shares                   -6.07%*       10.96%       10.96%

Russell 2000(R) Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                   2.49%         7.52%        7.52%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                           PBHG STRATEGIC SMALL COMPANY FUND  75

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE
                                                                      PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                          None
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                          1.00%
Distribution and/or Service (12b-1) Fees                                  None
Other Expenses                                                           0.50%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          1.50%*
================================================================================

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. IN THE FISCAL YEAR ENDED MARCH 31, 2002, THE BOARD ELECTED TO REIMBURSE $20,944 IN WAIVED FEES, WHICH ARE INCLUDED IN THE CALCULATION OF "OTHER EXPENSES" ABOVE. AT THE TIME OF THE ELECTION, THE FUND HAD TOTAL ASSETS IN EXCESS OF $94 MILLION. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.49%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                                 1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class                        $153         $474         $818         $1,791


76  PBHG STRATEGIC SMALL COMPANY FUND

PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.


                                       PBHG TECHNOLOGY & COMMUNICATIONS FUND  77

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


78  PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Pacific Stock Exchange Technology Index(R). The Pacific Stock Exchange Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1996     54.42%
                                 1997      3.32%
                                 1998     26.00%
                                 1999    243.89%
                                 2000    -43.69%
                                 2001    -52.38%

           The Fund's year-to-date return as of 6/30/02 was -43.01%.

                        BEST QUARTER:  Q4 1999  111.54%
                        WORST QUARTER: Q4 2000  -50.95%


                                       PBHG TECHNOLOGY & COMMUNICATIONS FUND  79

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                          Past           Past          Inception
                                         1 Year        5 Years         (9/29/95)
--------------------------------------------------------------------------------
Technology & Communications Fund--
   PBHG Class
   Before Taxes                         -52.38%          3.72%           13.03%

Technology & Communications Fund--
   PBHG Class
   After Taxes on Distributions         -52.38%          1.85%           11.26%

Technology & Communications Fund--
   PBHG Class
   After Taxes on Distributions and
   Sale of Fund Shares                  -31.90%**        3.06%**         10.95%

PSE Technology Index(R)*
   (Reflects No Deduction for
   Fees, Expenses or Taxes)             -15.42%         23.49%           21.82%

* The since inception returns for the PSE Technology Index(R) was calculated as of September 30, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.


80  PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

================================================================================
FEES AND EXPENSES TABLE

                                                                      PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                         0.85%
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses                                                          0.54%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         1.39%*
================================================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.38%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                                 1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class                        $142         $440         $761         $1,669


                                       PBHG TECHNOLOGY & COMMUNICATIONS FUND  81

PBHG IRA Capital Preservation Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

[GRAPHIC] MAIN INVESTMENT STRATEGIES

The Fund is designed to produce current income, while seeking to maintain an NAV that is considerably more stable than a typical high-quality fixed-income fund. Like other high-quality fixed-income funds, the Fund invests primarily in debt securities that a nationally recognized statistical rating agency (rating agency), such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top rating category at the time of purchase. The Fund may also invest in:

      o Liquid short-term investments, such as money market instruments, that a rating agency has rated in one of its top two short-term rating categories at the time of purchase; and

      o Commingled pools of debt securities having similar characteristics to the Fund, or other debt securities.

Unlike other funds, the Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks (wrap providers) that a rating agency has rated in one of its top two rating categories at the time of purchase. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make payments to each other to offset changes in the market value of certain of the Fund's assets. These payments are designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement would cause the wrap provider to pay the Fund the difference, and vice versa.


82  PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC] MAIN INVESTMENT RISKS

While the Fund attempts to provide a stable NAV through the use of wrapper agreements, the value of your investment in the Fund may go down, which means you could lose money.

The Fund cannot guarantee that the combination of securities and wrapper agreements will provide a constant NAV or current income. By purchasing wrapper agreements, the Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

The Fund may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and Fund expenses. This may result in a lower return for the Fund than if it had invested in longer-term debt securities.

The Fund is not a money market fund and it presents risks not present in money market funds. The net asset value of the Fund is not fixed at $1.00 per share like a money market fund, although the wrapper agreements that the Fund purchases are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund.

If the Fund's attempts to stabilize its NAV through the use of wrapper agreements fail, the value of its investments could fall because of changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and the Fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Because there is no active trading market for wrapper agreements, the Fund's investments in wrapper agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including wrapper agreements, to 15% of net assets.


                                          PBHG IRA CAPITAL PRESERVATION FUND  83

Wrap providers do not typically assume the credit risk associated with the issuer of any covered assets. Therefore, if an issuer of a security defaults on payments of principal or interest or has its credit rating downgraded, the Fund may have to sell covered assets quickly and at prices that may not fully reflect their current carrying value. Downgrades below investment grade and defaults by the issuer of covered assets usually will cause the wrap provider to remove such assets from the coverage of a wrapper agreement. As a result, NAV could decline.

Similarly, a downgrade in the credit rating of a wrapper provider may require the Fund to replace the wrapper provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in NAV, including a decline resulting from the application of the Fund's fair value procedures.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions. The sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


84  PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC] PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million. The Ryan Index is representative of the returns' stability provided by the Fund's wrapper agreements. Performance is also shown for the Lipper Money Market Funds Average which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS*

                                 2000      6.78%
                                 2001      6.05%

            The Fund's year-to-date return as of 6/30/02 was 2.30%.

                         BEST QUARTER:  Q3 2000  1.74%
                         WORST QUARTER: Q4 2001  1.29%


                                          PBHG IRA CAPITAL PRESERVATION FUND  85

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

================================================================================
                                                                         Since
                                                            Past 1     Inception
                                                             Year      (8/31/99)
--------------------------------------------------------------------------------
IRA Capital Preservation Fund*--
   PBHG Class                                                6.05%       6.48%

Ryan 5-Year GIC Master Index
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                                  6.61%       6.58%

Lipper Money Market Funds Average
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                                  3.44%       4.62%

* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.


86  PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

The Fund may charge a redemption/exchange fee that would be paid directly from your investment. Shareholders pay this redemption/exchange fee when they redeem or exchange shares held for less than twelve months. For more information, see "Redemption/Exchange Fee for IRA Capital Preservation Fund" in the section on "Selling Shares."

================================================================================
FEES AND EXPENSES TABLE

                                                                      PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                None
--------------------------------------------------------------------------------
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                       2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                         0.60%*
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses                                                          0.72%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         1.32%
Fee Waiver and/or Expense Reimbursement                                 0.07%
Net Expenses                                                            1.25%**
================================================================================

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.60% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND, HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.50% FROM THE FUND UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL SEPTEMBER 25, 2002. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.00% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.25% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.25%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.


                                          PBHG IRA CAPITAL PRESERVATION FUND  87

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                                 1 Year      3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class                        $127         $411         $717         $1,584


88  PBHG IRA CAPITAL PRESERVATION FUND

PBHG Cash Reserves Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter or Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter and Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

[GRAPHIC] MAIN INVESTMENT RISKS

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 93.


                                                     PBHG CASH RESERVES FUND  89

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in the highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1996      4.91%
                                 1997      5.08%
                                 1998      5.00%
                                 1999      4.60%
                                 2000      5.96%
                                 2001      3.58%

            The Fund's year-to-date return as of 6/30/02 was 0.59%.

                         BEST QUARTER:  Q3 2000  1.55%
                         WORST QUARTER: Q4 2001  0.44%


90  PBHG CASH RESERVES FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

================================================================================
                                                                         Since
                                                   Past       Past     Inception
                                                  1 Year     5 Years   (4/4/95)
--------------------------------------------------------------------------------
Cash Reserves Fund--
   PBHG Class
   Before Taxes                                    3.58%      4.84%      4.91%

Lipper Money Market Funds Average*
   (Reflects No Deduction for
   Fees, Expenses or Taxes)                        3.44%      4.71%      4.83%

* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

   TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.


                                                     PBHG CASH RESERVES FUND  91

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

================================================================================
FEES AND EXPENSES TABLE

                                                                      PBHG CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                          0.30%
Distribution and/or Service (12b-1) Fees                                  None
Other Expenses                                                           0.29%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.59%*
================================================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 0.58%.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                               1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
PBHG Class                       $60          $189          $329          $738


92  PBHG CASH RESERVES FUND

                                                            MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Core Growth, Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Limited, New Opportunities, Select Equity, Global Technology & Communications, Strategic Small Company and Technology & Communications Funds
--------------------------------------------------------------------------------

Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.

Pilgrim Baxter begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects, the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds
--------------------------------------------------------------------------------

Pilgrim Baxter's value investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Focused Value, Large Cap Value, Mid-Cap Value and Small Cap Value Funds and the value portion of the Strategic Small Company Fund, Pilgrim Baxter first creates a universe of more than 8,000 companies whose current share price seems lower than their current or future worth. Then, using its own computer models and measures of value, Pilgrim Baxter creates a sub-universe of statistically attractive value companies. Pilgrim Baxter considers factors like a company's earnings power vs. its current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Pilgrim Baxter's expectations.

Cash Reserves Fund
--------------------------------------------------------------------------------

In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

Clipper Focus Fund
--------------------------------------------------------------------------------

PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.

Disciplined Equity Fund
--------------------------------------------------------------------------------

Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o     Maximize expected returns for the Fund;

o     Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental return from the sale exceeds the associated transaction costs.

IRA Capital Preservation Fund
--------------------------------------------------------------------------------

While not fixed at a $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, Dwight believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money-market fund.

REIT Fund
--------------------------------------------------------------------------------

Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

Special Equity Fund
--------------------------------------------------------------------------------

NWQ's research team applies a broad range of quantitative screens such as price to cash flow, low price to sales, low price to earnings, low price to book value and quality of earnings. On a qualitative basis, NWQ focuses on management strength, competitive position, industry fundamentals and corporate strategy.

All Funds
--------------------------------------------------------------------------------

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

RISKS AND RETURNS
================================================================================

EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Pilgrim Baxter, PFR, NWQ, Analytic and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Pilgrim Baxter, PFR, NWQ and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental return from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund and the IRA Capital Preservation Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in securities.

================================================================================
GROWTH SECURITIES

Equity securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
--------------------------------------------------------------------------------

See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

GROWTH SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

See Equity Securities.

In managing a Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.

Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

================================================================================
VALUE SECURITIES

Equity securities that Pilgrim Baxter, PFR and NWQ believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS
--------------------------------------------------------------------------------

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Pilgrim Baxter, PFR or NWQ believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

See Equity Securities.

In managing the Clipper Focus, Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds, Pilgrim Baxter and PFR each uses its own research, computer models and measures of value.

In managing the Special Equity Fund, NWQ uses strong bottom-up fundamental research focusing on both quantitative and qualitative valuation measures.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

Pilgrim Baxter and NWQ consider selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of their respective expectations.

The other Funds do not focus specifically on Value Securities.

================================================================================
FOREIGN EQUITY SECURITIES

Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch a of U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The adoption of the euro as the common currency of the European Economic and Monetary Union (the "EMU") presents some uncertainties and possible risks, such as changes in relative strength and value of major world currencies, adverse tax consequences, and increased price competition among and between EMU and non-EMU countries. These uncertainties and possible risks could adversely affect the Funds.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

FOREIGN EQUITY SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

In managing the Global Technology & Communications Fund, Pilgrim Baxter seeks to invest in companies with strong growth potential in those countries with the best investment opportunities.

In managing the Special Equity and Disciplined Equity Funds, NWQ and Analytic, respectively, will select foreign securities according to the same standards they apply to domestic securities.

Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities, and Special Equity Fund may invest up to 35% of its total assets in foreign securities. Every other Fund, except Clipper Focus, REIT and IRA Capital Preservation Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in this limit). The Clipper Focus, REIT and IRA Capital Preservation Funds do not invest a significant portion of their assets in foreign securities.

================================================================================
MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the Fund's NAV.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

The money market instruments and other liquid short-term investments in which the IRA Capital Preservation Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

================================================================================
SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
--------------------------------------------------------------------------------

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

See Equity Securities/Growth Securities/ Value Securities.

Pilgrim Baxter focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk. In analyzing small and medium company stocks for Special Equity Fund, NWQ uses strong bottom-up fundamental research focusing on both quantitative and qualitative valuation measures.

================================================================================
TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN

Although the Technology & Communications Fund and Global Technology & Communications Fund will each invest 25% or more of their total assets in one or more of the industries within the technology and communications sector, the Funds each seek to strike a balance among the industries in which they invest in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

================================================================================
OVER-THE COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
--------------------------------------------------------------------------------

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Pilgrim Baxter, PFR, Analytic and NWQ use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

================================================================================
ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
--------------------------------------------------------------------------------

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities.

Every other Fund may not invest more than 15% of its net assets in illiquid securities.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

================================================================================
DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
--------------------------------------------------------------------------------

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Derivatives may be used for a variety of purposes, including:

o     To reduce transaction costs;

o     To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o     To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

================================================================================
WRAPPERS

A wrapper agreement obligates the wrap provider and IRA Capital Preservation Fund to make certain payments to each other in exchange for an annual premium paid by the IRA Capital Preservation Fund. Payments made under the wrapper agreement are designed so that when the Fund liquidates assets covered by the wrapper agreement ("covered assets") in order to pay for shareholder redemptions, the Fund receives the purchase price plus the accrued income of the liquidated covered assets, rather than the market value of the covered assets. The terms of the wrapper agreements vary concerning when payments must actually be made between the Fund and the wrap provider. In some cases, payments may be due upon disposition of the covered assets. Other wrapper agreements only provide for settlement when the wrapper agreement terminates or the Fund sells all of the covered assets.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a security for more than its purchase price plus accrued income, the Fund will pay the wrap provider the difference.

The costs the Fund incurs when buying wrapper agreements will reduce its return and as a result it may not perform as well as other high-quality fixed-income funds of comparable duration.

The Fund might not be able to replace existing wrapper agreements with other suitable wrapper agreements if (1) they mature or terminate or (2) the wrap provider defaults or has its credit rating lowered. The Fund may be unable to obtain suitable wrapper agreements or may elect not to cover some or all of its assets with wrapper agreements. This could occur if wrapper agreements are not available or if the adviser believes that the terms of available wrapper agreements are unfavorable. Under these circumstances, the Fund may not be able to maintain a stable NAV.

The wrappers employed by the IRA Capital Preservation Fund will not cover the Fund's money market instruments, and therefore will not protect the stability of the Fund's NAV from price fluctuations in money market instruments.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a covered asset for less than its purchase price plus accrued income, the wrap provider will pay the Fund the difference.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Normally, the Fund expects the sum of the total value of its wrapper agreements plus the total market value of all of its covered assets to equal the purchase price plus accrued income of its covered assets, resulting in a stable NAV.

================================================================================
REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
--------------------------------------------------------------------------------

The real estate industry is particularly sensitive to:

o     Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o     Increases in property taxes;

o     Casualty and condemnation losses; and

o     Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Pilgrim Baxter and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

================================================================================
SPECIAL SITUATIONS

The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;

o Material litigation, technological breakthroughs or temporary production or product introduction problems; or

o Natural disaster, sabotage or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

                                           THE INVESTMENT ADVISER & SUB-ADVISERS

[GRAPHIC] THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed over $10.7 billion in assets as of June 30, 2002 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Equity, Core Growth, Limited, Large Cap 20, New Opportunities, Technology & Communications, Global Technology & Communications, Strategic Small Company, Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds. Pilgrim Baxter also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by NWQ as sub-adviser for Special Equity Fund, by Analytic as sub-adviser for Disciplined Equity Fund, by Heitman as sub-adviser for REIT Fund, by Dwight as sub-adviser for IRA Capital Preservation Fund, and by Wellington Management as sub-adviser for the Cash Reserves Fund. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in their day-to-day investment management activities.

Prior to May 1, 2002, Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of Pilgrim Baxter, served as sub-adviser for Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds and the value portion of the Strategic Small Company Fund. On May 1, 2002, Value Investors was merged into Pilgrim Baxter. As a result of the merger, Value Investors no longer serves as sub-adviser to these Portfolios, although the same portfolio managers continue to be responsible for the day-to-day management of these Funds.

[GRAPHIC] THE SUB-ADVISERS

Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. PFR, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $11.8 billion in assets as of June 30, 2002.

NWQ Investment Management Company, Inc., a Massachusetts corporation located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, is the sub-adviser to the Special Equity Fund. NWQ manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. NWQ is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc.. It has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $7.4 billion in assets as of June 30, 2002.

Analytic Investors, Inc., a California corporation located at 700 South Flower St., Suite 2400, Los Angeles, CA 90017, is the sub-adviser for the Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Analytic is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $2.1 billion in assets as of June 30, 2002.

Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC), a Delaware limited liability company located at 180 North LaSalle Street, Suite 3600, Chicago, Illinois, 60601, is the sub-adviser to the REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Heitman is wholly owned by Heitman Financial LLC, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc.. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. Heitman managed approximately $1.1 billion in assets as of June 30, 2002.

Dwight Asset Management Company, a Delaware corporation located 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the IRA Capital Preservation Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Dwight is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc.. It has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $25.0 billion in assets as of June 30, 2002.

Wellington Management Company, LLP, 75 State Street, Boston, MA is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of June 30, 2002, Wellington Management held discretionary management authority with respect to more than $311.7 billion in assets.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Core Growth Fund                                                       0.85%

Emerging Growth Fund                                                   0.85%

Growth Fund                                                            0.85%

Large Cap 20 Fund                                                      0.85%

Large Cap Growth Fund                                                  0.75%

Limited Fund                                                           1.00%

New Opportunities Fund                                                 1.00%

Select Equity Fund                                                     0.85%

Clipper Focus Fund                                                     0.96%*/**

Focused Value Fund                                                     0.85%

Large Cap Value Fund                                                   0.65%

Mid-Cap Value Fund                                                     0.85%

Small Cap Value Fund                                                   1.00%

Special Equity Fund                                                    0.00%*/**

Disciplined Equity Fund                                                0.26%*/**

Global Technology & Communications Fund                                1.20%*

REIT Fund                                                              0.64%*/**

Strategic Small Company Fund                                           1.00%

Technology & Communications Fund                                       0.85%

IRA Capital Preservation Fund                                          0.18%*/**

Cash Reserves Fund                                                     0.30%

*     REFLECTS A WAIVER OF FEES.

** THE MANAGEMENT FEE FOR CLIPPER FOCUS FUND, SPECIAL EQUITY FUND AND REIT FUND WAS PAID TO THE FUND'S PREDECESSOR INVESTMENT ADVISER (NOW SUB-ADVISER) PRIOR TO DECEMBER 14, 2001. AFTER DECEMBER 14, 2001, THIS FEE WAS PAID TO PILGRIM BAXTER. THE MANAGEMENT FEE FOR DISCIPLINED EQUITY FUND AND IRA CAPITAL PRESERVATION FUND WAS PAID TO THE FUND'S PREDECESSOR INVESTMENT ADVISER (NOW SUB-ADVISER) PRIOR TO JANUARY 11, 2002. AFTER JANUARY 11, 2002, THIS FEE WAS PAID TO PILGRIM BAXTER.

Each sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of each Fund it sub-advises.

THE PORTFOLIO MANAGERS

CORE GROWTH FUND              Since March, 2001, the Core Growth Fund has been
                              managed by a team of investment professionals led by Gary L. Pilgrim, CFA. Mr. Pilgrim is President of Pilgrim Baxter and has been a growth stock manager for over 31 years.

LIMITED FUND/                 Erin A. Piner has managed the Limited Fund since
EMERGING GROWTH FUND          October, 1998. She has managed the Emerging Growth
                              Fund since January, 2000. Ms. Piner joined Pilgrim
                              Baxter in 1995 as an equity analyst. Prior to joining Pilgrim Baxter, Ms. Piner worked for four years in the client service group of PaineWebber, Inc.

GROWTH FUND/NEW               Gary L. Pilgrim, CFA, has managed the Growth Fund
OPPORTUNITIES FUND            since its inception in 1985. He has managed the
                              New Opportunities Fund since April, 2000. A discussion of Mr. Pilgrim's work experience is noted above.

LARGE CAP GROWTH              Michael S. Sutton, CFA, has managed the Large Cap
FUND/LARGE CAP                Growth and Large Cap 20 Funds since November,
20 FUND/SELECT EQUITY FUND    1999. He has managed the Select Equity Fund since
                              April, 2000. Effective as of October, 2001,
                              Gregory P. Chodaczek joined Mr. Sutton as
                              Co-Manager of Select Equity Fund. Mr. Sutton is
                              Chief Investment Officer of Pilgrim Baxter. Mr.
                              Sutton joined Pilgrim Baxter in October, 1999 from
                              Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe
                              & Farnham. Mr. Chodaczek joined Pilgrim Baxter in
                              1998 as a research analyst for Pilgrim Baxter's growth equity investment team, focusing on the research of large cap growth equities. Prior to joining Pilgrim Baxter, Mr. Chodaczek was a Senior
                              Financial Analyst for Scientific Atlanta, Inc. in
                              Atlanta, Georgia.

CLIPPER FOCUS FUND            A team of PFR's investment professionals has
                              primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

SMALL CAP VALUE FUND/         Jerome J. Heppelmann, CFA, has managed the Small
MID-CAP VALUE FUND/           Cap Value, Mid-Cap Value, and Focused Value Funds
FOCUSED VALUE FUND            since June, 1999. He joined Pilgrim Baxter in 1994
                              as a Vice President of Marketing/Client Service and since 1997 has been a member of Pilgrim
                              Baxter's Equity team. Prior to joining Pilgrim
                              Baxter, Mr. Heppelmann worked in the Investment
                              Advisory Group for SEI Investments.

LARGE CAP VALUE FUND          Raymond J. McCaffrey, CFA, has managed the Large
                              Cap Value Fund since June, 1999. He joined Pilgrim
                              Baxter as a portfolio manager and analyst in 1997.
                              Prior to joining Pilgrim Baxter, Mr. McCaffrey worked for 2 years as a portfolio manager and analyst at Pitcairn Trust Company. His 12 years of investment experience also include positions at Cypress Capital Management, Independence Capital
                              Management and Fidelity Bank.

SPECIAL EQUITY FUND           Jon D. Bosse, CFA, is the Portfolio Manager of the
                              Special Equity Fund. Mr. Bosse is Director of
                              Equity Research of NWQ and has been a Managing
                              Director of NWQ since 1996. From 1986 to 1996, Mr.
                              Bosse was a Portfolio Manager and Director of Equity Research at ARCO Investment Management
                              Company.

DISCIPLINED EQUITY FUND       A team of Analytic's investment professionals has
                              primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

GLOBAL TECHNOLOGY &           The Adviser's technology team, led by Michael K.
COMMUNICATIONS FUND           Ma, has managed this Fund since the date of this
                              Prospectus. Mr. Ma joined the Adviser in October,
                              1999 as a senior technology analyst. Prior to joining the Adviser, Mr. Ma worked for two and one-half years as an equity research analyst in the Telecommunications Services Group of Duetsche Bank Securities, Inc. Prior to that, Mr.
                              Ma worked for four years at United States Trust
                              Company of New york, initially as a research assistant concentrating on the technology sector and subsequently as a portfolio manager.

REIT FUND                     A team of Heitman's investment professionals has
                              primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

STRATEGIC SMALL               James M. Smith, CFA, has co-managed the Fund since
COMPANY FUND                  its inception in 1996. He manages the growth
                              portion of the Fund. Mr. Smith joined Pilgrim
                              Baxter in 1993 as a portfolio manager and has over 21 years of equity portfolio management experience. Mr. Heppelmann manages the value portion of the Fund. His experience is discussed under the Small Cap Value, Mid-Cap Value and
                              Focused Value Funds. Mr. Heppelmann has co-managed the fund since June, 1999.

TECHNOLOGY &                  The Adviser's technology team, led by Mr. Ma has
COMMUNICATIONS FUND           has managed this Fund since March 21, 2001. A
                              discussion of Mr. Ma's work experience is noted above.

IRA CAPITAL                   A team of Dwight's investment professionals has
PRESERVATION FUND             primary responsibility for the day-to-day
                              management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND            John C. Keogh has managed the Fund since its
                              inception in 1995. Mr. Keogh joined Wellington
                              Management in 1983 as an assistant portfolio manager and has served as a portfolio manager since 1990.

                                                                 YOUR INVESTMENT

[GRAPHIC] PRICING FUND SHARES

Cash Reserves Fund shares are priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Cash Reserves Fund shares are not priced on days that the New York Stock Exchange is closed. The Cash Reserves Fund prices its investments at amortized cost, which approximates market value.

Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments (including wrapper agreements) are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. The IRA Capital Preservation Fund may use a pricing service to value some of its assets, such as debt securities or foreign securities. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

================================================================================
NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, Fund shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time). Fund shares are not priced on days that the New York Stock Exchange is closed.

[GRAPHIC] BUYING SHARES

You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft. Except for the Cash Reserves Fund, each Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, each day the exchange is open for business. Each Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Fund's Board of Trustees may use another method that it believes reflects fair value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. The Cash Reserves Fund uses the amortized cost method to value its securities and generally calculates its NAV at 2:00 p.m. Eastern Time each day the New York Stock Exchange is open.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

================================================================================
CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

FOR MORE COMPLETE IRA INFORMATION, CONSULT A PBHG SHAREHOLDER SERVICES REPRESENTATIVE OR A TAX ADVISER.

================================================================================
MINIMUM INVESTMENTS
                                                      Initial        Additional
--------------------------------------------------------------------------------
REGULAR ACCOUNTS
   New Opportunities Fund(1)                          $10,000        no minimum
   Limited Fund(1)                                    $ 5,000        no minimum
   Strategic Small Company Fund                       $ 5,000        no minimum
   Each Other Fund                                    $ 2,500        no minimum
   Uniform Gifts/Transfer to
      Minor Accounts                                  $   500        no minimum
TRADITIONAL IRAS                                      $ 2,000        no minimum
ROTH IRAS                                             $ 2,000        no minimum
COVERDELL EDUCATION SAVINGS ACCOUNTS                  $   500        no minimum
SYSTEMATIC INVESTMENT                                 $   500            $25
   PLANS(2) (SIP)

(1)   THE LIMITED AND NEW OPPORTUNITIES FUNDS ARE CURRENTLY CLOSED TO NEW
      INVESTORS.

(2) PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

The Special Equity Fund currently intends to close to new investors when its assets reach $500 million. Afterwards, additional investments and/or exchanges into the Fund may only be made by persons who already owned shares of the Fund as of the closing date, and such purchases or exchanges may be subject to minimum and maximum amounts.

BUYING SHARES OF IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund offers its shares to investors who wish to invest in the Fund through one of the following types of individual retirement accounts:

o Plans described in Section 408 of the Internal Revenue Code (includes traditional IRAs, SEP-IRAs and SIMPLE IRAs);

o     Plans described in Section 408A of the Internal Revenue Code (ROTH-IRAs);

o     Plans described in Section 530 of the Internal Revenue Code (Education
      IRAs); and

o     Plans maintained by sole proprietorships (KEOGH Plans).

[GRAPHIC] SELLING SHARES

You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time (2:00 p.m. Eastern Time for the Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

================================================================================
LIMITATIONS ON SELLING SHARES BY PHONE

Proceeds sent by                            Minimum              Maximum
--------------------------------------------------------------------------------
     Check                                  no minimum           $50,000 per day

     Wire*                                  no minimum           no maximum

     ACH                                    no minimum           no maximum

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

*     WIRE FEE IS $10 PER FEDERAL RESERVE WIRE

WRITTEN REDEMPTION ORDERS
================================================================================

Some circumstances require written sell orders along with signature guarantees.

These include:

o     Redemptions in excess of $50,000

o     Requests to send proceeds to a different address or payee

o Requests to send proceeds to an address that has been changed within the last 30 days

o     Requests to wire proceeds to a different bank account

A SIGNATURE GUARANTEE helps to protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

REDEMPTION/EXCHANGE FEE FOR IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund will deduct a 2.00% redemption/exchange fee from the redemption or exchange proceeds of any shareholder redeeming or exchanging shares of the Fund held for less than twelve months. In determining how long shares of the Fund have been held, PBHG Funds assumes that shares held by the investor the longest period of time will be sold first.

The Fund will retain the fee for the benefit of the remaining shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements.

[GRAPHIC] GENERAL POLICIES

o     Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 114. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your house hold, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.pbhgfunds.com).

EXCHANGES BETWEEN FUNDS

You may exchange some or all PBHG Class Shares of a Fund for PBHG Class Shares of any other PBHG Fund that has PBHG Class Shares. PBHG Class Shares of a Fund may not be exchanged for Advisor Class Shares. Please note, how ever, that exchanges into the Limited Fund may be made only by investors who are current shareholders of that Fund, as it is currently closed to new investors. Exchanges into the New Opportunities Fund may be made only by persons who were shareholders on or before November 12, 1999, the day this Fund closed to new investors. The Special Equity Fund currently intends to close to new investors when its assets reach $500 million. Afterwards, additional investments and/or exchanges into the Fund may only be made by persons who already owned shares of the Fund as of the closing date, and such purchases or exchanges may be subject to minimum and maximum amounts. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent. Except for the 2% redemption/exchange fee discussed above for the IRA Capital Preservation Fund, there is currently no fee for exchanges; however, a Fund may change or terminate this privilege on 60 days' notice. Please note that exchanges into the PBHG Cash Reserves Fund from another PBHG Fund may be made only four (4) times a year.

TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT

-----IN WRITING----------------------      -------------------------------------
Complete the application.                  Fill out an investment slip:

Mail your completed application            Mail the slip and the check to:
and a check to:                            PBHG Funds
PBHG Funds                                 P.O. Box 219534
P.O. Box 219534                            Kansas City, Missouri  64121-9534
Kansas City, Missouri  64121-9534

-----BY TELEPHONE--------------------      -------------------------------------
Call us at 1-800-433-0051 to
receive an account application and
receive an account number.

WIRE  Have your bank send your             WIRE  Have your bank send your
investment to:                             investment to:

o    United Missouri Bank of Kansas        o    United Missouri Bank of Kansas
     City, N.A.                                 City, N.A.

o    ABA # 10-10-00695                     o    ABA # 10-10-00695

o    Account # 98705-23469                 o    Account # 98705-23469

o    Fund name                             o    Fund name

o    Your name                             o    Your name

o    Your Social Security or tax ID        o    Your Social Security or tax ID
     number                                     number

o    Your account number                   o    Your account number

Return the account application.

-----BY AUTOMATED CLEARING-----------      -------------------------------------
     HOUSE (ACH)
Currently you may not open an account      o    Complete the bank information
through ACH                                     section on the account
                                                application.

                                           o    Attach a voided check or deposit
                                                slip to the account application.

                                           o    The maximum purchase allowed
                                                through ACH is $100,000 and this
                                                option must be established on
                                                your account 15 days prior to
                                                initiating a transaction.

-----VIA THE INTERNET----------------      -------------------------------------
o    Visit the PBHG Funds website at       o    Complete the bank information
     http://www.pbhgfunds.com.                  section on the account
                                                application.
o    Enter the "Open An Account"
     screen and follow the                 o    Enter the "My Account" section
     instructions.                              of the website and follow the
                                                instructions for purchasing
                                                shares.

TO SELL SHARES

-----BY MAIL-------------------------      -----BY TELEPHONE--------------------

Write a letter of instruction that         Sales orders may be placed by
includes:                                  telephone provided this option was
                                           selected on your account
o    your name(s) and signature(s)         application. Please call
                                           1-800-433-0051.
o    your account number
                                           Sales from IRA accounts may not be
o    the Fund name                         made by telephone and must be made
                                           in writing.
o    the dollar amount your wish to
     sell

o    how and where to send the
     proceeds

If required, obtain a signature            -----ACH-----------------------------
guarantee (see "Selling Shares")           o    Complete the bank information
                                                section on the account
Mail your request to:                           application.
PBHG Funds
P.O. Box 219534                            o    Attach a voided check or deposit
Kansas City, Missouri  64121-9534               slip to the account application.

-----SYSTEMATIC WITHDRAW PLAN--------      Note: sale proceeds sent via ACH
                                           will not be posted to your bank
Permits you to have payments of $50        account until the second business
or more mailed or automatically            day following the transaction.
transferred from your Fund accounts
to your designated checking or
savings account                            -----WIRE----------------------------

o    Complete the applicable section       Sale proceeds may be wired at your
     on the account application            request. Be sure PBHG Funds has your
                                           wire instructions on file.
Note: must maintain a minimum account
balance of $5,000 or more.                 There is a $10 charge for each wire
                                           sent by the Fund.
-----CHECK WRITING-------------------
                                           -----VIA THE INTERNET----------------
Check Writing is offered to
shareholders of the Cash Reserves          o    Enter the "My Account" section
Fund. If you have an account balance            of the website and follow the
of $5,000 or more, you may                      instructions for redeeming
establish this option on your                   shares.
account. You may redeem shares by
writing checks on your account for
$250 or more. To establish Check
Writing on your account, call
1-800-433-0051 and request a
Signature Card.

[GRAPHIC] DISTRIBUTION AND TAXES

Except for REIT Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Cash Reserves Fund pays shareholders dividends from its net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Fund to take some or all of the following actions:

o If the Fund distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital;

o If the income the Fund receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares.

o The Fund may split its shares when it distributes its net capital gains. Share splits or reverse share splits will cause the number of shares owned by shareholders to increase or decrease while allowing the NAV of the Fund to remain stable.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are taxed at the ordinary income rate. Distributions of long-term capital gains are taxable at the long-term capital gains rate, regardless of how long you have been in the Fund. Long-term capital gains tax rates are described in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS
================================================================================

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

================================================================================
TAXABILITY OF DISTRIBUTIONS

Type of                          Tax rate for              Tax rate for brackets
Distribution                     15% bracket and lower     higher than 15%
--------------------------------------------------------------------------------

Dividends                        Ordinary income rate      Ordinary income rate
Short-term Capital Gains         Ordinary income rate      Ordinary income rate
Long-term Capital Gains          10%                       20%

DISTRIBUTION ARRANGEMENTS

PBHG Funds(R) has PBHG Class Shares and Advisor Class Shares. PBHG Funds(R) does not currently offer any other classes of shares. The exchange privilege for PBHG Class and Advisor Class Shares is discussed in the section, Exchanges Between Funds. Aside from the differences attributable to their exchange privileges, both Classes have the same rights and privileges. In addition, both Classes bear the same fees and expenses except that Advisor Class Shares bear a service fee.

[GRAPHIC] FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Special Equity, Disciplined Equity, REIT and IRA Capital Preservation Funds acquired the assets of its predecessor Fund, as noted under

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED MARCH 31:






                               Net                    Realized and                                     Net
                              Asset       Net          Unrealized    Distributions  Distributions     Asset
                              Value    Investment       Gains or       from Net         from          Value
                            Beginning    Income         (Losses)      Investment       Capital         End
                            of Period    (Loss)      on Securities      Income          Gains       of Period
-------------------------------------------------------------------------------------------------------------
PBHG CORE GROWTH FUND

  PBHG CLASS
  2002 (1)                    $10.70     $(0.13)        $ (0.42)          --               --         $10.15
  2001 (1)                     30.25      (0.17)         (16.62)          --           $(2.76)         10.70
  2000 (1)                     14.06      (0.20)          16.39           --               --          30.25
  1999 (1)                     13.53      (0.14)           0.67           --               --          14.06
  1998                         10.34      (0.33)           3.52           --               --          13.53

PBHG EMERGING GROWTH FUND

  PBHG CLASS
  2002 (1)                    $15.96     $(0.17)        $ (1.56)          --               --         $14.23
  2001 (1)                     40.00      (0.10)         (21.81)          --           $(2.13)         15.96
  2000 (1)                     20.61      (0.21)          20.76           --            (1.16)         40.00
  1999 (1)                     25.83      (0.18)          (4.96)          --            (0.08)         20.61
  1998                         19.26      (0.24)           6.81           --               --          25.83

PBHG GROWTH FUND

  PBHG CLASS
  2002 (1)                    $21.74     $(0.20)        $ (2.60)          --               --         $18.94
  2001 (1)                     58.73      (0.20)         (30.53)          --           $(6.26)         21.74
  2000 (1)                     24.51      (0.33)          36.14           --            (1.59)         58.73
  1999 (1)                     28.23      (0.24)          (3.48)          --               --          24.51
  1998                         21.06      (0.26)           7.43           --               --          28.23

Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus, Special Equity and REIT Funds and effective as of the close of business on January 11, 2002 for the Disciplined Equity and IRA Capital Preservation Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

                                                                                                             Ratio
                                                                                                             of Net
                                                                                                Ratio      Investment
                                                                       Ratio       Ratio     of Expenses  Income (Loss)
                                                                    of Expenses    of Net    to Average    to Average
                                             Net                     to Average  Investment  Net Assets    Net Assets
                                           Assets        Ratio       Net Assets    Income    (Excluding    (Excluding
                                             End       of Expenses   (Including    (Loss)      Waivers       Waivers)   Portfolio
                            Total         of Period    to Average     Expense    to Average  and Expense   and Expense   Turnover
                            Return          (000)      Net Assets    Reduction)  Net Assets   Reduction)    Reduction)     Rate
---------------------------------------------------------------------------------------------------------------------------------
PBHG CORE GROWTH FUND

  PBHG CLASS
  2002 (1)                   (5.14)%     $   53,514       1.49%         1.47%      (1.17)%      1.49%         (1.19)%     226.55%
  2001 (1)                  (59.85)%         63,359       1.31%         1.31%      (0.73)%      1.31%         (0.73)%     133.31%
  2000 (1)                  115.15%         166,099       1.33%         1.33%      (1.02)%      1.33%         (1.02)%     312.32%
  1999 (1)                    3.92%          86,485       1.45%         1.45%      (1.16)%      1.45%         (1.16)%     120.93%
  1998                       30.85%         165,510       1.35%         1.35%      (1.07)%      1.35%         (1.07)%      72.78%

PBHG EMERGING GROWTH FUND

  PBHG CLASS
  2002 (1)                  (10.84)%     $  408,161       1.39%         1.38%      (1.06)%      1.39%         (1.07)%     150.95%
  2001 (1)                  (56.95)%        538,294       1.26%         1.26%      (0.33)%      1.26%         (0.33)%      89.91%
  2000 (1)                  101.33%       1,336,938       1.24%         1.24%      (0.76)%      1.24%         (0.76)%     141.81%
  1999 (1)                  (19.91)%        736,008       1.34%         1.34%      (0.80)%      1.34%         (0.80)%     101.53%
  1998                       34.11%       1,404,157       1.27%         1.27%      (0.80)%      1.27%         (0.80)%      95.21%

PBHG GROWTH FUND

  PBHG CLASS
  2002 (1)                  (12.88)%     $1,925,422       1.33%         1.32%      (0.95)%      1.33%         (0.96)%     170.67%
  2001 (1)                  (56.57)%      2,883,036       1.25%         1.25%      (0.46)%      1.25%         (0.46)%     104.48%
  2000 (1)                  148.57%       6,465,234       1.23%         1.23%      (0.90)%      1.23%         (0.90)%     107.73%
  1999 (1)                  (13.18)%      3,228,740       1.32%         1.32%      (0.99)%      1.32%         (0.99)%      80.51%
  1998                       34.05%       5,338,380       1.26%         1.26%      (0.74)%      1.26%         (0.74)%      94.21%






                               Net                    Realized and                                     Net
                              Asset       Net          Unrealized    Distributions  Distributions     Asset
                              Value    Investment       Gains or       from Net         from          Value
                            Beginning    Income         (Losses)      Investment       Capital         End        Total
                            of Period    (Loss)      on Securities      Income          Gains       of Period     Return
--------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND

 PBHG CLASS
 2002 (1)                     $17.81     $(0.11)        $ (2.55)           --               --        $ 15.15     (14.94)%
 2001 (1)                      44.34      (0.12)         (22.04)           --          $ (4.37)         17.81     (53.84)%
 2000 (1)                      24.10      (0.25)          26.26            --            (5.77)         44.34     117.88%
 1999 (1)                      15.98      (0.12)           8.46            --            (0.22)         24.10      52.52%
 1998                           9.25      (0.07)           6.80            --               --          15.98      72.76%

PBHG LARGE CAP GROWTH FUND

 PBHG CLASS
 2002 (1)                     $22.90     $(0.14)        $ (3.09)           --               --        $ 19.67     (14.10)%
 2001 (1)                      38.37      (0.05)         (13.48)           --          $ (1.94)         22.90     (36.55)%
 2000 (1)                      24.57      (0.23)          21.32            --            (7.29)         38.37      98.60%
 1999 (1)                      22.69      (0.16)           3.53            --            (1.49)         24.57      15.90%
 1998                          14.26      (0.19)           8.82            --            (0.20)         22.69      60.80%

PBHG LIMITED FUND

 PBHG CLASS
 2002 (1)                     $ 9.42     $(0.10)        $  0.22            --          $ (0.14)       $  9.40       1.17%
 2001 (1)                      23.11      (0.08)          (8.17)           --            (5.44)          9.42     (42.99)%
 2000 (1)                      11.95      (0.12)          15.20            --            (3.92)         23.11     137.27%
 1999 (1)                      14.08      (0.10)          (1.45)           --            (0.58)         11.95     (11.01)%
 1998                           9.05      (0.10)           5.53            --            (0.40)         14.08      60.78%

PBHG NEW OPPORTUNITIES FUND

 PBHG CLASS
 2002 (1)                     $27.77     $(0.30)        $ (1.36)           --               --        $ 26.11      (5.98)%
 2001 (1)                      98.19      (0.48)         (43.78)           --          $(26.16)         27.77     (54.38)%
 2000 (1)                      16.47      (0.71)          85.60            --            (3.17)         98.19     529.94%
 1999 (2)                      13.52      (0.01)           2.96            --               --          16.47      21.82%+

PBHG SELECT EQUITY FUND

 PBHG CLASS
 2002 (1)                     $26.58     $(0.25)        $ (3.59)           --               --        $ 22.74     (14.45)%
 2001 (1)                      77.81      (0.24)         (48.55)           --          $ (2.44)         26.58     (64.23)%
 2000 (1)                      25.93      (0.34)          58.71            --            (6.49)         77.81     240.82%
 1999 (1)                      24.15      (0.21)           1.99            --               --          25.93       7.37%
 1998                          15.91      (0.44)           8.68            --               --          24.15      51.79%

PBHG CLIPPER FOCUS FUND

(PREDECESSOR -- CLIPPER FOCUS PORTFOLIO -- INSTITUTIONAL CLASS)

 PBHG CLASS
 2002 (3)                     $15.92     $ 0.20         $ 2.34         $(0.14)         $ (1.92)       $ 16.40      17.48%+
 2001 (4)                      10.87       0.21           5.49          (0.21)           (0.44)         15.92      53.22%
 2000 (4)                      12.19       0.16          (1.18)         (0.16)           (0.14)         10.87      (8.39)%
 1999 (4),(5)                  10.00       0.05           2.18          (0.04)              --**        12.19      22.33%+

                                                                                                Ratio
                                                                                                of Net
                                                                                   Ratio      Investment
                                                          Ratio       Ratio     of Expenses  Income (Loss)
                                                       of Expenses    of Net    to Average    to Average
                                Net                     to Average  Investment  Net Assets    Net Assets
                              Assets        Ratio       Net Assets    Income    (Excluding    (Excluding
                                End       of Expenses   (Including    (Loss)      Waivers       Waivers)   Portfolio
                             of Period    to Average     Expense    to Average  and Expense   and Expense   Turnover
                               (000)      Net Assets    Reduction)  Net Assets   Reduction)    Reduction)     Rate
--------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND

 PBHG CLASS
 2002 (1)                   $  333,115       1.36%         1.35%      (0.66)%      1.36%         (0.67)%     152.53%
 2001 (1)                      501,921       1.23%         1.23%      (0.34)%      1.23%         (0.34)%     142.46%
 2000 (1)                    1,083,460       1.23%         1.23%      (0.82)%      1.23%         (0.82)%     147.35%
 1999 (1)                      603,077       1.27%         1.27%      (0.64)%      1.27%         (0.64)%      76.41%
 1998                          192,631       1.41%         1.41%      (0.79)%      1.41%         (0.79)%      98.27%

PBHG LARGE CAP GROWTH FUND

 PBHG CLASS
 2002 (1)                   $  258,297       1.26%         1.25%      (0.62)%      1.26%         (0.63)%     148.93%
 2001 (1)                      327,689       1.18%         1.18%      (0.14)%      1.18%         (0.14)%     146.18%
 2000 (1)                      256,965       1.17%         1.17%      (0.79)%      1.17%         (0.79)%     184.36%
 1999 (1)                      144,089       1.25%         1.25%      (0.71)%      1.25%         (0.71)%      46.16%
 1998                          145,662       1.22%         1.22%      (0.79)%      1.22%         (0.79)%      46.56%

PBHG LIMITED FUND

 PBHG CLASS
 2002 (1)                   $   74,076       1.41%         1.40%      (1.04)%      1.41%         (1.05)%     156.08%
 2001 (1)                       77,505       1.33%         1.33%      (0.48)%      1.33%         (0.48)%      85.07%
 2000 (1)                      155,130       1.32%         1.32%      (0.76)%      1.32%         (0.76)%     107.78%
 1999 (1)                      108,011       1.40%         1.40%      (0.81)%      1.40%         (0.81)%     111.07%
 1998                          178,168       1.40%         1.40%      (0.72)%      1.40%         (0.72)%      81.36%

PBHG NEW OPPORTUNITIES FUND

 PBHG CLASS
 2002 (1)                   $   47,813       1.44%         1.43%      (1.13)%      1.44%         (1.14)%     295.41%
 2001 (1)                       65,357       1.34%         1.34%      (0.76)%      1.34%         (0.76)%     267.34%
 2000 (1)                      355,600       1.34%         1.34%      (1.15)%      1.34%         (1.15)%     668.31%
 1999 (2)                       16,742       1.50%*        1.50%*     (0.80)%*     1.59%*        (0.89)%*    109.43%+

PBHG SELECT EQUITY FUND

 PBHG CLASS
 2002 (1)                   $  413,134       1.38%         1.37%      (0.94)%      1.38%         (0.95)%     301.58%
 2001 (1)                      662,551       1.26%         1.26%      (0.43)%      1.26%         (0.43)%     157.72%
 2000 (1)                    1,691,298       1.18%         1.18%      (0.68)%      1.18%         (0.68)%     200.56%
 1999 (1)                      235,904       1.34%         1.34%      (0.90)%      1.34%         (0.90)%      56.59%
 1998                          336,076       1.35%         1.35%      (1.15)%      1.35%         (1.15)%      72.16%

PBHG CLIPPER FOCUS FUND

(PREDECESSOR -- CLIPPER FOCUS PORTFOLIO -- INSTITUTIONAL CLASS)

 PBHG CLASS
 2002 (3)                   $  621,735       1.40%*        1.40%*      1.26%*      1.44%*         1.23%*      39.02%+
 2001 (4)                      272,069       1.40%         1.40%       1.41%       1.41%          1.40%      111.00%
 2000 (4)                       84,226       1.40%         1.40%       1.47%       1.47%          1.40%       54.00%
 1999 (4),(5)                   64,135       1.40%*        1.40%*      1.05%*      2.08%*         0.37%*      22.00%+






                               Net                    Realized and                                     Net
                              Asset       Net          Unrealized    Distributions  Distributions     Asset
                              Value    Investment       Gains or       from Net         from          Value
                            Beginning    Income         (Losses)      Investment       Capital         End
                            of Period    (Loss)      on Securities      Income          Gains       of Period
-------------------------------------------------------------------------------------------------------------
PBHG FOCUSED VALUE FUND

  PBHG CLASS
  2002 (1)                    $17.41     $(0.04)        $(1.03)           $(0.06)      $(0.08)        $16.20
  2001 (1)                     18.51       0.07          (0.74)               --        (0.43)         17.41
  2000 (1)                     10.46      (0.01)          8.93                --        (0.87)         18.51
  1999 (2)                     10.32         --           0.14                --           --          10.46

PBHG LARGE CAP VALUE FUND

  PBHG CLASS
  2002 (1)                    $13.90     $ 0.03         $(0.57)           $(0.02)          --         $13.34
  2001 (1)                     11.97       0.21           2.21             (0.08)      $(0.41)         13.90
  2000                         13.85       0.12           1.78             (0.08)       (3.70)         11.97
  1999                         13.01       0.08           2.45             (0.10)       (1.59)         13.85
  1998                         10.11       0.02           3.84             (0.06)       (0.90)         13.01

PBHG MID-CAP VALUE FUND

  PBHG CLASS
  2002 (1)                    $14.44     $(0.02)        $ 1.32                --           --         $15.74
  2001 (1)                     13.82       0.09           1.20            $(0.03)      $(0.64)         14.44
  2000 (1)                     15.09      (0.02)          5.03                --        (6.28)         13.82
  1999                         15.30         --           0.92                --        (1.13)         15.09
  1998 (6)                     10.00      (0.01)          6.00                --        (0.69)         15.30

PBHG SMALL CAP VALUE FUND

  PBHG CLASS
  2002 (1)                    $18.48     $(0.14)        $ 2.31                --           --         $20.65
  2001 (1)                     18.75      (0.02)          0.58                --       $(0.83)         18.48
  2000 (1)                     11.38      (0.08)          7.45                --           --          18.75
  1999 (1)                     15.38      (0.09)         (3.06)               --        (0.85)         11.38
  1998 (6)                     10.00      (0.03)          6.15                --        (0.74)         15.38

PBHG SPECIAL EQUITY FUND

(PREDECESSOR -- NWQ SPECIAL EQUITY PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 (8)                    $11.73     $ 0.05         $ 2.20            $(0.06)          --         $13.92
  2001 (9)                     13.28       0.08           0.09             (0.06)      $(1.66)         11.73
  2000 (9)                     11.84       0.07           1.55             (0.07)       (0.11)         13.28
  1999 (9)                     10.01       0.03           1.88             (0.03)       (0.05)         11.84
  1998 (9),(10)                10.00       0.02          (0.01)               --           --          10.01

PBHG DISCIPLINED EQUITY FUND

(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)
  2002 (11)                   $10.33     $ 0.02         $ 0.07                --**         --         $10.42
  2001 (12)                    11.09       0.07          (0.76)           $(0.07)          --          10.33
  2000 (12)                    12.31       0.06          (1.20)            (0.06)      $(0.02)         11.09
  1999 (12)                    10.90       0.10           2.06             (0.10)       (0.65)         12.31
  1998 (12)                     8.43       0.06           3.07             (0.07)       (0.59)         10.90
  1997 (12)                     7.43       0.09           2.12             (0.10)       (1.11)          8.43

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

  PBHG CLASS
  2002 (1)                    $ 4.95     $(0.08)        $(1.07)               --           --         $ 3.80
  2001 (1),(13)                10.00      (0.12)         (4.93)               --           --           4.95

                                                                                                             Ratio
                                                                                                             of Net
                                                                                                Ratio      Investment
                                                                       Ratio       Ratio     of Expenses  Income (Loss)
                                                                    of Expenses    of Net    to Average    to Average
                                             Net                     to Average  Investment  Net Assets    Net Assets
                                           Assets        Ratio       Net Assets    Income    (Excluding    (Excluding
                                             End       of Expenses   (Including    (Loss)      Waivers       Waivers)   Portfolio
                            Total         of Period    to Average     Expense    to Average  and Expense   and Expense   Turnover
                            Return          (000)      Net Assets    Reduction)  Net Assets   Reduction)    Reduction)     Rate
-----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED VALUE FUND

  PBHG CLASS
  2002 (1)                   (6.18)%     $ 34,675         1.37%         1.36%      (0.24)%      1.37%         (0.25)%      433.98%
  2001 (1)                   (3.59)%       58,724         1.34%         1.34%       0.37%       1.34%          0.37%       404.36%
  2000 (1)                   89.17%        22,556         1.50%         1.50%      (0.10)%      1.55%         (0.15)%      853.36%
  1999 (2)                    1.36%+        3,658         1.50%*        1.50%*      0.09%*      2.67%*        (1.08)%*     173.09%+

PBHG LARGE CAP VALUE FUND

  PBHG CLASS
  2002 (1)                   (3.86)%     $524,236         1.14%         1.13%       0.24%       1.14%          0.24%       947.66%
  2001 (1)                   20.42%       425,414         1.16%         1.16%       0.91%       1.16%          0.91%      1184.89%
  2000                       14.25%        32,922         1.11%         1.11%       0.71%       1.11%          0.71%      1018.03%
  1999                       20.29%        44,922         1.01%         1.01%       0.59%       1.01%          0.59%       568.20%
  1998                       39.47%        76,476         1.17%         1.17%       0.98%       1.17%          0.98%       403.59%

PBHG MID-CAP VALUE FUND

  PBHG CLASS
  2002 (1)                    9.00%      $464,987         1.32%         1.31%      (0.15)%      1.32%         (0.15)%      236.85%
  2001 (1)                    9.43%       231,117         1.35%         1.35%       0.40%       1.35%          0.40%       248.10%
  2000 (1)                   42.21%        60,690         1.44%         1.44%      (0.15)%      1.44%         (0.15)%      742.57%
  1999                        8.35%        56,981         1.33%         1.33%       0.01%       1.33%          0.01%       732.73%
  1998 (6)                   61.06%+       54,173         1.47%*        1.47%*     (0.17)%*     1.47%*        (0.17)%*     399.96%+

PBHG SMALL CAP VALUE FUND

  PBHG CLASS
  2002 (1)                   11.74%      $290,007         1.48%         1.48%      (0.72)%      1.48%         (0.72)%      144.85%
  2001 (1)                    2.99%       251,994         1.49%         1.49%      (0.09)%      1.49%         (0.09)%      177.69%
  2000 (1)                   64.76%        92,634         1.50%         1.50%      (0.56)%      1.58%         (0.64)%      352.85%
  1999 (1)                  (20.93)%       69,787         1.48%         1.48%      (0.71)%      1.48%         (0.71)%      273.87%
  1998 (6)                   62.27%+      125,834         1.49%*        1.49%*     (0.52)%*     1.49%*        (0.52)%*     263.04%+

PBHG SPECIAL EQUITY FUND

(PREDECESSOR -- NWQ SPECIAL EQUITY PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 (8)                   19.20%+     $ 25,505         1.25%*        1.25%*      0.86%*      2.21%*        (0.10)%*      13.92%+
  2001 (9)                    1.23%        16,996         1.25%         1.25%       0.54%       1.54%          0.25%        66.00%
  2000 (9)                   13.80%        29,547         1.15%         1.15%       0.60%       1.66%          0.09%        49.00%
  1999 (9)                   19.33%        16,406         1.22%         1.22%       0.26%       1.70%         (0.22)%       26.00%
  1998 (9),(10)               0.10%+       14,167         1.16%*        1.16%*      0.42%*      1.98%*        (0.41)%*      23.00%+

PBHG DISCIPLINED EQUITY FUND

(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)
  2002 (11)                   0.89%+     $101,615         0.99%*        0.99%*      0.63%*      1.33%*         0.29%*       65.99%+
  2001 (12)                  (6.22)%       95,031         0.99%         0.99%       0.64%       1.09%          0.54%       229.00%
  2000 (12)                  (9.33)%      118,545         0.97%         0.97%       0.53%       0.97%          0.53%       270.00%
  1999 (12)                  20.06%       145,185         0.99%         0.99%       1.08%       1.11%          0.96%       261.00%
  1998 (12)                  37.82%        33,889         1.26%         1.26%       0.78%       2.25%         (0.21)%      297.00%
  1997 (12)                  29.86%         7,331         1.00%         1.00%       1.17%       2.24%         (0.07)%      189.00%

(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)

  PBHG CLASS
  2002 (1)                  (23.23)%     $ 35,646         2.30%         2.15%      (1.75)%      2.60%         (2.20)%      192.61%
  2001 (1),(13)             (50.50)%+      49,909         2.15%*        2.15%*     (1.57)%*     2.15%*        (1.57)%*     314.47%+

[GRAPHIC] FINANCIAL HIGHLIGHTS (CONCLUDED)




                 Net                               Realized and
                Asset        Net                    Unrealized    Distributions  Distributions
                Value    Investment                  Gains or        from Net        from        Return
              Beginning    Income    Redemption      (Losses)       Investment      Capital        of           Reverse
              of Period    (Loss)       Fees       on Securities      Income         Gains       Capital      Stock Split
-------------------------------------------------------------------------------------------------------------------------
PBHG REIT FUND

(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- INSTITUTIONAL CLASS)
 PBHG CLASS
 2002 (14)      $ 8.78     $ 0.09         --          $  0.80        $(0.09)            --           --            --
 2001 (12)        9.56       0.47         --             0.46         (0.45)        $(1.21)      $(0.05)(15)       --
 2000 (12)        8.04       0.36         --             1.60         (0.36)            --        (0.08)(15)       --
 1999 (12)        8.62       0.43         --            (0.54)        (0.47)            --           --            --
 1998 (12)       10.49       0.32         --            (1.88)        (0.31)            --           --            --
 1997 (12)       10.96       0.40         --             1.82         (0.45)         (2.24)          --            --

PBHG STRATEGIC SMALL COMPANY FUND

 PBHG CLASS
 2002 (1)       $12.08     $(0.13)        --          $  1.42            --             --           --            --
 2001 (1)        19.34      (0.11)        --            (4.55)           --         $(2.60)          --            --
 2000 (1)        10.54      (0.13)        --            10.18            --          (1.25)          --            --
 1999 (1)        12.89      (0.11)        --            (1.78)           --          (0.46)          --            --
 1998             8.86      (0.11)        --             5.01            --          (0.87)          --            --

PBHG TECHNOLOGY & COMMUNICATIONS FUND

 PBHG CLASS
 2002 (1)       $19.70     $(0.21)        --          $ (4.70)           --             --           --            --
 2001 (1)        85.02      (0.46)        --           (59.61)           --         $(5.25)          --            --
 2000 (1)        27.59      (0.54)        --            62.84            --          (4.87)          --            --
 1999 (1)        19.27      (0.19)        --             8.80            --          (0.29)          --            --
 1998            14.63      (0.23)        --             5.72            --          (0.85)          --            --

PBHG IRA CAPITAL PRESERVATION FUND

(PREDECESSOR -- IRA CAPITAL PRESERVATION PORTFOLIO)
 PBHG CLASS
 2002 (16)      $10.00     $ 0.20         --**             --        $(0.20)        $(0.04)          --         $0.04(18)
 2001 (9)        10.00       0.61      $0.01               --         (0.62)            --           --            --
 2000 (9)        10.00       0.65       0.01               --         (0.66)            --           --            --
 1999 (9),(17)   10.00       0.11         --               --         (0.11)            --           --            --

PBHG CASH RESERVES FUND

 PBHG CLASS
 2002           $ 1.00     $ 0.03         --               --        $(0.03)            --           --            --
 2001             1.00       0.06         --               --         (0.06)            --           --            --
 2000             1.00       0.05         --               --         (0.05)            --           --            --
 1999             1.00       0.05         --               --         (0.05)            --           --            --
 1998             1.00       0.05         --               --         (0.05)            --           --            --

*     Annualized

**    Amount is less than $0.01 per share.

+     Total return and portfolio turnover have not been annualized.

(1)   Per share calculations were performed using average shares for the period.

(2) The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.

(3) On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

(4)   For the year or period ended April 30.

(5)   The PBHG Clipper Focus Fund commenced operations on September 10, 1998.

(6) The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on April 30, 1997.

(7) The PBHG Mid-Cap Value Fund Advisor class commenced operations on October 31, 2001.

(8) On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition were those of the predecessor fund, the NWQ Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.

(9)   For the year or period ended October 31.

(10)  The PBHG Special Equity Fund commenced operations on November 4, 1997.

(11) On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.

                                                                                             Ratio          Ratio of
                                                                Ratio of      Ratio       of Expenses    Net Investment
                                                                Expenses      of Net       to Average     Income (Loss)
                 Net                    Net                    to Average   Investment     Net Assets      to Average
                Asset                  Assets       Ratio      Net Assets     Income      (Excluding       Net Assets
                Value                   End      of Expenses   (Including     (Loss)        Waivers    (Excluding Waivers  Portfolio
                 End       Total     of Period    to Average    Expense     to Average    and Expense      and Expense     Turnover
              of Period   Return       (000)      Net Assets   Reduction)   Net Assets     Reduction)       Reduction)        Rate
------------------------------------------------------------------------------------------------------------------------------------
PBHG REIT FUND

(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- INSTITUTIONAL CLASS)
 PBHG CLASS
 2002 (14)      $ 9.58     10.11%+   $   76,679     1.36%*       1.36%*        4.20%*         1.47%*          4.09%*        25.08%+
 2001 (12)        8.78     10.41%        61,378     1.14%        1.14%         4.57%          1.14%           4.57%        139.00%
 2000 (12)        9.56     24.90%        75,013     1.36%        1.36%         4.14%          1.36%           4.14%         76.00%
 1999 (12)        8.04     (1.16)%       65,767     1.25%        1.25%         5.12%          1.25%           5.12%         49.00%
 1998 (12)        8.62    (15.12)%       79,717     1.22%        1.22%         3.14%          1.22%           3.14%         80.00%
 1997 (12)       10.49     21.12%       134,746     1.09%        1.09%         3.57%          1.09%           3.57%         90.00%

PBHG STRATEGIC SMALL COMPANY FUND

 PBHG CLASS
 2002 (1)       $13.37     10.68%    $   86,243     1.50%        1.49%        (0.96)%         1.50%          (0.97)%       118.88%
 2001 (1)        12.08    (27.04)%       76,331     1.50%        1.50%        (0.63)%         1.50%          (0.63)%       143.04%
 2000 (1)        19.34     99.74%        75,225     1.50%        1.50%        (0.93)%         1.55%          (0.98)%       240.55%
 1999 (1)        10.54    (14.52)%       48,029     1.50%        1.50%        (0.97)%         1.54%          (1.01)%       140.89%
 1998            12.89     56.54%       111,983     1.45%        1.45%        (0.92)%         1.45%          (0.92)%       215.46%

PBHG TECHNOLOGY & COMMUNICATIONS FUND

 PBHG CLASS
 2002 (1)       $14.79    (24.92)%   $  581,091     1.39%        1.38%        (1.17)%         1.39%          (1.19)%       185.33%
 2001 (1)        19.70    (74.20)%      920,965     1.25%        1.25%        (0.81)%         1.25%          (0.81)%       291.41%
 2000 (1)        85.02    233.99%     3,843,946     1.19%        1.19%        (0.96)%         1.19%          (0.96)%       362.38%
 1999 (1)        27.59     45.33%       536,405     1.34%        1.34%        (0.96)%         1.34%          (0.96)%       276.07%
 1998            19.27     38.29%       495,697     1.30%        1.30%        (0.91)%         1.30%          (0.91)%       259.89%

PBHG IRA CAPITAL PRESERVATION FUND

(PREDECESSOR -- IRA CAPITAL PRESERVATION PORTFOLIO)
 PBHG CLASS
 2002 (16)      $10.00      1.98%+   $  518,004     1.00%*       1.00%*        4.67%*         1.32%*          4.35%*       116.91%+
 2001 (9)        10.00      6.34%        71,298     1.00%        1.00%         5.97%          1.62%           5.35%        196.00%
 2000 (9)        10.00      6.80%        24,065     1.03%        1.03%         6.53%          1.84%           5.69%         72.00%
 1999 (9),(17)   10.00      1.12%+          867     1.00%*       1.00%*        6.67%*        46.23%*        (38.56)%*      137.00%+

PBHG CASH RESERVES FUND

 PBHG CLASS
 2002           $ 1.00      2.55%    $  107,513     0.59%        0.58%         2.92%          0.59%           2.91%           n/a
 2001             1.00      5.98%       525,463     0.52%        0.52%         5.78%          0.52%           5.78%           n/a
 2000             1.00      4.81%       579,458     0.69%        0.69%         4.78%          0.69%           4.78%           n/a
 1999             1.00      4.84%       144,239     0.70%        0.70%         4.72%          0.70%           4.72%           n/a
 1998             1.00      5.13%       117,574     0.68%        0.68%         5.00%          0.68%           5.00%           n/a

(12)  For the year ended December 31.

(13) The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

(14) On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

(15) Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

(16) On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

(17) The PBHG IRA Capital Preservation Fund commenced operations on August 31, 1999.

(18) In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Fund to maintain a stable net asset value of $10 per share the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

      Amounts designated as "--" are either $0 or have been rounded to $0.

                              FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR

PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG Prospectus -- 7/02

TO OBTAIN INFORMATION AND FOR SHAREHOLDER INQUIRIES
================================================================================

BY TELEPHONE

Call 1-800-433-0051

BY MAIL

PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET

www.pbhgfunds.com

You can find reports and other information about PBHG Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov, or by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of this information may be obtained, for a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

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                         [GRAPHIC] PBHG FUNDS
                                   PRIVACY POLICY

                      Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

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INSERT ADVISOR CLASS PROSPECTUS
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INSERT SAI
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[LOGO] PBHG
       FUNDS

ADVISOR CLASS SHARES

PROSPECTUS July 29, 2002

GROWTH FUNDS
PBHG Core Growth Fund
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap 20 Fund
PBHG Large Cap Growth Fund
PBHG Select Equity Fund

VALUE FUNDS
PBHG Clipper Focus Fund
PBHG Focused Value Fund
PBHG Large Cap Value Fund
PBHG Mid-Cap Value Fund
PBHG Small Cap Value Fund
PBHG Special Equity Fund

SPECIALTY FUNDS
PBHG Disciplined Equity Fund
PBHG Global Technology & Communications Fund
PBHG REIT Fund
PBHG Strategic Small Company Fund
PBHG Technology & Communications Fund

FIXED INCOME FUNDS
PBHG IRA Capital Preservation Fund

MONEY MARKET FUNDS
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

                                                         PBHG-ADVPROSPECTUS 7/02

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                      [This page intentionally left blank]

AN INTRODUCTION TO THE PBHG FUNDS(R)
AND THIS PROSPECTUS

PBHG is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This prospectus describes Advisor Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

      PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

      Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. Except for the IRA Capital Preservation Fund, these other Funds also may not be suitable for investors who require regular income or stability of principal.

                               INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Fund. Pilgrim Baxter has retained certain sub-advisers to assist in managing the Funds. For information about the sub-advisers, see page 98 of the prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                                                        CONTENTS

FUND SUMMARIES
--------------------------------------------------------------------------------
      PBHG Core Growth Fund ...............................................    4
      PBHG Emerging Growth Fund ...........................................    8
      PBHG Growth Fund ....................................................   12
      PBHG Large Cap 20 Fund ..............................................   16
      PBHG Large Cap Growth Fund ..........................................   20
      PBHG Select Equity Fund .............................................   24
      PBHG Clipper Focus Fund .............................................   28
      PBHG Focused Value Fund .............................................   33
      PBHG Large Cap Value Fund ...........................................   37
      PBHG Mid-Cap Value Fund .............................................   41
      PBHG Small Cap Value Fund ...........................................   45
      PBHG Special Equity Fund ............................................   49
      PBHG Disciplined Equity Fund ........................................   54
      PBHG Global Technology & Communications Fund ........................   58
      PBHG REIT Fund ......................................................   63
      PBHG Strategic Small Company Fund ...................................   68
      PBHG Technology & Communications Fund ...............................   72
      PBHG IRA Capital Preservation Fund ..................................   76
      PBHG Cash Reserves Fund .............................................   81

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------
      Our Investment Strategies ...........................................   85
      Risks & Returns .....................................................   88

THE INVESTMENT ADVISER & SUB-ADVISERS
--------------------------------------------------------------------------------
      The Investment Adviser ..............................................   98
        Pilgrim Baxter & Associates, Ltd.
      The Sub-Advisers ....................................................   98
        Pacific Financial Research, Inc.
          ("PFR")
        NWQ Investment Management Company, Inc.
          ("NWQ")
        Analytic Investors, Inc.
          ("Analytic")
        Heitman Real Estate Securities LLC
          ("Heitman")
        Dwight Asset Management Company
          ("Dwight")
        Wellington Management Company, Ltd.
          ("Wellington Management")
      Portfolio Managers ..................................................  101

YOUR INVESTMENT
--------------------------------------------------------------------------------
      Pricing Fund Shares .................................................  104
      Buying Shares .......................................................  105
      Selling Shares ......................................................  107
      General Policies ....................................................  108
      Distribution & Taxes ................................................  112
      Distribution Arrangements ...........................................  113

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
      Financial Highlights ................................................  114

PBHG Core Growth Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized companies. An investment in small and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


4 PBHG CORE GROWTH FUND

[GRAPHIC] PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are not currently offered. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index is a widely recognized, unmanaged index that measures the performance of the smaller issuers in the Russell 1000(R) Index with greater-than-average growth characteristics. The Russell 1000(R) Index is an unmanaged index that measures the performance of 1,000 large cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1996    32.80%
                                 1997    -9.71%
                                 1998     7.42%
                                 1999    97.59%
                                 2000   -21.07%
                                 2001   -38.76%

           The Fund's year-to-date return as of 6/30/02 was -17.62%.

                        BEST QUARTER:  Q4 1999   54.71%
                        WORST QUARTER: Q1 2001  -39.55%


                                                         PBHG CORE GROWTH FUND 5

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                        Since
                                         Past            Past         Inception
                                        1 Year         5 Years        (12/29/95)
--------------------------------------------------------------------------------
Core Growth Fund --
      PBHG Class
      Before Taxes                      -38.76%        -1.52%           3.51%

Core Growth Fund --
      PBHG Class
      After Taxes on Distributions      -38.76%        -2.29%           2.83%

Core Growth Fund --
      PBHG Class
      After Taxes on Distributions
      and Sale of Fund Shares           -23.60%**      -1.22%**         2.84%**

Russell Midcap(R)*
      Growth Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)          -20.15%          9.02%         10.38%

* The since inception return for the Russell Midcap(R) Growth Index was calculated from December 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


6 PBHG CORE GROWTH FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.85%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.64%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.74%*
================================================================================

SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.47% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                      1 Year         3 Years          5 Years           10 Years
--------------------------------------------------------------------------------
                       $177            $548             $944             $2,052


                                                         PBHG CORE GROWTH FUND 7

PBHG Emerging Growth Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $500 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


8 PBHG EMERGING GROWTH FUND

[GRAPHIC] PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1994    23.78%
                                 1995    48.45%
                                 1996    17.08%
                                 1997    -3.67%
                                 1998     3.00%
                                 1999    48.34%
                                 2000   -25.22%
                                 2001   -32.56%

           The Fund's year-to-date return as of 6/30/02 was -35.98%.

                        BEST QUARTER:  Q4 1999   45.85%
                        WORST QUARTER: Q3 2001  -34.44%


                                                     PBHG EMERGING GROWTH FUND 9

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                               Past        Past        Inception
                                              1 Year     5 Years       (6/14/93)
--------------------------------------------------------------------------------
Emerging Growth Fund --
      PBHG Class
      Before Taxes                           -32.56%      -5.79%         9.18%

Emerging Growth Fund --
      PBHG Class
      After Taxes on Distributions           -32.56%      -6.36%         8.04%

Emerging Growth Fund --
      PBHG Class
      After Taxes on Distributions
      and Sale of Fund Shares                -19.83%**    -4.45%**       7.42%

Russell 2000(R) Growth Index*
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                -9.23%       2.87%         7.38%

* The since inception return for the Russell 2000(R) Growth Index was calculated from May 31, 1993.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


10 PBHG EMERGING GROWTH FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.85%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.54%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.64%*
================================================================================

SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002.

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.38% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year          3 Years        5 Years          10 Years
--------------------------------------------------------------------------------
                         $167            $517            $892            $1,944


                                                    PBHG EMERGING GROWTH FUND 11

PBHG Growth Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the companies in the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase. The size of companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


12 PBHG GROWTH FUND

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1992    28.39%
                                 1993    46.71%
                                 1994     4.75%
                                 1995    50.35%
                                 1996     9.78%
                                 1997    -3.62%
                                 1998     0.32%
                                 1999    91.97%
                                 2000   -23.07%
                                 2001   -34.71%

           The Fund's year-to-date return as of 6/30/02 was -18.14%.

                        BEST QUARTER:  Q4 1999   64.44%
                        WORST QUARTER: Q4 2000  -32.55%


                                                             PBHG GROWTH FUND 13

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                Past        Past          Past
                                               1 Year      5 Years      10 Years
--------------------------------------------------------------------------------
Growth Fund* --
      Advisor Class
      Before Taxes                            -34.71%      -1.39%        11.75%

Growth Fund* --
      Advisor Class
      After Taxes on Distributions            -34.71%      -2.21%        10.52%

Growth Fund* --
      Advisor Class
      After Taxes on Distributions
      and Sale of Fund Shares                 -21.14%**    -0.74%**       9.84%

Russell 2000(R) Growth Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                 -9.23%       2.87%         7.19%

* The inception date of the PBHG Growth Fund -- Advisor Class was August 16, 1996. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2001 was -0.70%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31,2001 were -1.46% and -0.21% respectively.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


14 PBHG GROWTH FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.85%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.48%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.58%*
================================================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.32% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $161            $499            $860            $1,878


                                                             PBHG GROWTH FUND 15

PBHG Large Cap 20 Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 1000(R) Growth Index had market capitalizations between $303 million and $296.2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.


16 PBHG LARGE CAP 20 FUND

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmarks, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1997    32.96%
                                 1998    67.83%
                                 1999   102.94%
                                 2000   -22.08%
                                 2001   -35.52%

           The Fund's year-to-date return as of 6/30/02 was -18.28%.

                        BEST QUARTER:  Q4 2001   12.07%
                        WORST QUARTER: Q1 2001  -29.37%


                                                       PBHG LARGE CAP 20 FUND 17

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                        Since
                                             Past         Past        Inception
                                            1 Year       5 Years      (11/29/96)
--------------------------------------------------------------------------------
Large Cap 20 Fund* --
      Advisor Class
      Before Taxes                         -35.52%        17.87%        17.17%

Large Cap 20 Fund* --
      Advisor Class
      After Taxes on Distributions         -35.52%        15.96%        15.30%

Large Cap 20 Fund* --
      Advisor Class
      After Taxes on Distributions
      and Sale of Fund Shares              -21.63%***     15.35%        14.74%

S&P 500 Index**
      (Reflects No Deduction for
      Fees, Expenses or Taxes)             -11.88%        10.70%        10.08%

Russell 1000(R) Growth Index**
      (Reflects No Deduction for
      Fees, Expenses or Taxes)             -20.42%         8.27%         7.71%

* The inception date of the PBHG Large Cap 20 Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2001 was -35.36%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31,2001 were -35.36% and -28.28% respectively.

** The since inception returns for the S&P 500 Index and Russell 1000(R) Growth Index were calculated as of November 30, 1996.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


18 PBHG LARGE CAP 20 FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.85%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.51%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.61%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.35% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $164            $508            $876            $1,911


                                                       PBHG LARGE CAP 20 FUND 19

PBHG Large Cap Growth Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 1000(R) Growth Index had market capitalizations between $303 million and $296.2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


20 PBHG LARGE CAP GROWTH FUND

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmarks, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1996    23.40%
                                 1997    22.36%
                                 1998    30.42%
                                 1999    67.06%
                                 2000    -0.18%
                                 2001   -28.69%

           The Fund's year-to-date return as of 6/30/02 was -16.58%.

                        BEST QUARTER:  Q4 2001    9.50%
                        WORST QUARTER: Q3 2001  -21.82%


                                                   PBHG LARGE CAP GROWTH FUND 21

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                        Since
                                            Past          Past        Inception
                                           1 Year        5 Years       (4/5/95)
--------------------------------------------------------------------------------
Large Cap Growth Fund* --
      Advisor Class
      Before Taxes                         -28.69%        13.67%        18.48%

Large Cap Growth Fund* --
      Advisor Class
      After Taxes on Distributions         -28.69%        11.79%        16.80%

Large Cap Growth Fund* --
      Advisor Class
      After Taxes on Distributions and
      Sale of Fund Shares                  -17.47%***     11.33%       15.68%

S&P 500 Index**
      (Reflects No Deduction for
      Fees, Expenses or Taxes)             -11.88%        10.70%        14.96%

Russell 1000(R)
      Growth Index**
      (Reflects No Deduction for
      Fees, Expenses or Taxes)             -20.42%         8.27%        13.09%

* The inception date of the PBHG Large Cap Growth Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2001 was -28.56%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31,2001 were -28.56% and -22.85%% respectively.

** The since inception returns for the S&P 500 Index and the Russell 1000(R) Growth Index were calculated from March 31, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


22 PBHG LARGE CAP GROWTH FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.75%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.51%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.51%*
================================================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.25% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $154            $477            $824            $1,802


                                                   PBHG LARGE CAP GROWTH FUND 23

PBHG Select Equity Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its total assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


24 PBHG SELECT EQUITY FUND

[GRAPHIC] PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1996    27.99%
                                 1997     6.84%
                                 1998    19.02%
                                 1999   160.89%
                                 2000   -24.55%
                                 2001   -40.84%

           The Fund's year-to-date return as of 6/30/02 was -22.55%.

                        BEST QUARTER:  Q4 1999  130.62%
                        WORST QUARTER: Q4 2000  -43.15%


                                                      PBHG SELECT EQUITY FUND 25

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                             Past           Past       Inception
                                            1 Year        5 Years       (4/5/95)
--------------------------------------------------------------------------------
Select Equity Fund --
      PBHG Class
      Before Taxes                          -40.84%         8.17%        17.72%

Select Equity Fund --
      PBHG Class
      After Taxes on Distributions          -40.84%         7.17%        16.68%

Select Equity Fund --
      PBHG Class
      After Taxes on Distributions and
      Sale of Fund Shares                   -24.87%**       6.94%        15.26%

S&P 500 Index*
      (Reflects No Deduction for
      Fees, Expenses or Taxes)              -11.88%        10.70%        14.96%

* The since inception return for the S&P 500 Index was calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


26 PBHG SELECT EQUITY FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.85%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.53%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.63%*
================================================================================

      SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002.

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.37% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $166            $514            $887            $1,933


                                                      PBHG SELECT EQUITY FUND 27

PBHG Clipper Focus Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term capital growth.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

The Clipper Focus Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.


28 PBHG CLIPPER FOCUS FUND

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.

[GRAPHIC] PERFORMANCE INFORMATION

Advisor Class Shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class Shares which are offered through a separate prospectus. The Fund's PBHG Class Shares and Advisor Class Shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's PBHG Class Shares and Advisor Class Shares would differ only to the extent that they do not have the same expenses.

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


                                                      PBHG CLIPPER FOCUS FUND 29

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS*

                                 1999    -1.88%
                                 2000    44.29%
                                 2001    11.93%

            The Fund's year-to-date return as of 6/30/02 was -2.17%.

                        BEST QUARTER:  Q3 2000  20.56%
                        WORST QUARTER: Q1 2000  -6.25%


30 PBHG CLIPPER FOCUS FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                                            Past       Inception
                                                           1 Year      (9/10/98)
--------------------------------------------------------------------------------
Clipper Focus Fund* --
      PBHG Class
      Before Taxes                                         11.93%        20.82%

Clipper Focus Fund* --
      PBHG Class
      After Taxes on Distributions                          7.05%        18.28%

Clipper Focus Fund* --
      PBHG Class
      After Taxes on Distributions
      and Sale of Fund Shares                                7.80%***    16.02%

S&P 500 Index**
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                             -11.88%        6.96%

* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998.

** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                      PBHG CLIPPER FOCUS FUND 31

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           1.00%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.44%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.69%*
================================================================================

      SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.40% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $172            $533            $918            $1,998


32 PBHG CLIPPER FOCUS FUND

PBHG Focused Value Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its total assets in value securities, such as common stocks of small, medium or large capitalization companies. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized value companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                      PBHG FOCUSED VALUE FUND 33

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.

[GRAPHIC] PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are not currently offered. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you the Fund's performance for the last calendar year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 2000    24.81%
                                 2001     3.44%

           The Fund's year-to-date return as of 6/30/02 was -18.38%.

                        BEST QUARTER:  Q1 2000   29.53%
                        WORST QUARTER: Q3 2001  -14.97%


34 PBHG FOCUSED VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                                            Past       Inception
                                                           1 Year      (2/12/99)
--------------------------------------------------------------------------------
Focused Value Fund --
      PBHG Class
      Before Taxes                                          3.44%        25.21%

Focused Value Fund --
      PBHG Class
      After Taxes on Distributions                          3.11%        23.53%

Focused Value Fund --
      PBHG Class
      After Taxes on Distributions and
      Sale of Fund Shares                                   2.09%        19.92%

S&P 500 Index*
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                            -11.88%        -2.44%

* The since inception return for the S&P 500 Index was calculated as of January 31, 1999.


                                                      PBHG FOCUSED VALUE FUND 35

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.85%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.52%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.62%*
================================================================================

      SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002.

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. THAT'S BECAUSE FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL PLC AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING FISCAL YEAR MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.36% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $165            $511            $881            $1,922


36 PBHG FOCUSED VALUE FUND

PBHG Large Cap Value Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2002, the S&P 500 Index had market capitalizations between $492 million and $296.2 billion. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter expects to focus primarily on those value securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


                                                    PBHG LARGE CAP VALUE FUND 37

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1997     25.62%
                                 1998     34.74%
                                 1999     11.06%
                                 2000     23.97%
                                 2001     -1.70%

           The Fund's year-to-date return as of 6/30/02 was -12.39%.

                        BEST QUARTER:  Q4 2001    9.94%
                        WORST QUARTER: Q3 2001  -14.12%


38 PBHG LARGE CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                        Since
                                                 Past        Past     Inception
                                                1 Year     5 Years    (12/31/96)
--------------------------------------------------------------------------------
Large Cap Value Fund* --
      Advisor Class
      Before Taxes                              -1.70%      18.03%      18.03%

Large Cap Value Fund* --
      Advisor Class
      After Taxes on Distributions              -1.71%      13.70%      13.70%

Large Cap Value Fund* --
      Advisor Class
      After Taxes on Distributions and
      Sale of Fund Shares                       -1.04%**   12.66%       12.66%

S&P 500 Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                 -11.88%      10.70%      10.70%

* The inception date of the PBHG Large Cap Value Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2001 was -1.69%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31,2001 were -1.70% and -1.36% respectively.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                    PBHG LARGE CAP VALUE FUND 39

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.65%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.49%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.39%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 1.38% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $142            $440            $761            $1,669


40 PBHG LARGE CAP VALUE FUND

PBHG Mid-Cap Value Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2002, the S&P MidCap 400 Index had market capitalizations between $140 million and $9.2 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the S&P MidCap 400 Index.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


                                                      PBHG MID-CAP VALUE FUND 41

[GRAPHIC] PERFORMANCE INFORMATION

The Advisor Class shares of the Fund were not offered prior to October 31, 2001. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmarks, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks, and the S&P BARRA MidCap Value Index, a widely recognized, unmanaged index that tracks the performance of those S&P MidCap 400 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1998     27.84%
                                 1999     21.72%
                                 2000     26.17%
                                 2001      7.79%

            The Fund's year-to-date return as of 6/30/02 was -9.93%.

                        BEST QUARTER:  Q4 1998   30.07%
                        WORST QUARTER: Q3 2001  -18.53%


42 PBHG MID-CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                                              Past     Inception
                                                             1 Year    (4/30/97)
--------------------------------------------------------------------------------
Mid-Cap Value Fund --
      Advisor Class
      Before Taxes                                            7.72%      26.47%

Mid-Cap Value Fund* --
      Advisor Class
      After Taxes on Distributions                            7.72%      20.50%

Mid-Cap Value Fund* --
      Advisor Class
      After Taxes on Distributions
      and Sale of Fund Shares                                 4.70%      18.73%

S&P Mid-Cap 400 Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                               -0.61%      17.09%

S&P BARRA Mid-Cap Value Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                                7.14%      15.11%

*The inception date of the PBHG Mid-Cap Value Fund -- Advisor Class was October 31, 2001. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The cumulative total return of the Advisor Class before taxes from its inception date to December 31, 2001 was 14.46%. The cumulative returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31,2001 were 14.46% and 8.81% respectively.


                                                      PBHG MID-CAP VALUE FUND 43

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.85%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.47%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.57%*
================================================================================

      SINCE THE FUND DID NOT OFFER ADVISOR CLASS SHARES PRIOR TO OCTOBER 31, 2001, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002.

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.31% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $160            $496            $855            $1,867


44 PBHG MID-CAP VALUE FUND

PBHG Small Cap Value Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Index had market capitalizations between $16 million and $1.8 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go up and down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


                                                    PBHG SMALL CAP VALUE FUND 45

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks, and the Russell 2000(R) Value Index, a widely-recognized, unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           CALENDAR YEAR TOTAL RETURNS

                                 1998      1.13%
                                 1999     18.63%
                                 2000     32.87%
                                 2001      4.68%

           The Fund's year-to-date return as of 6/30/02 was -14.13%.

                        BEST QUARTER:  Q4 2001   25.63%
                        WORST QUARTER: Q3 2001  -19.66%


46 PBHG SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                                           Past        Inception
                                                          1 Year       (4/30/97)
--------------------------------------------------------------------------------
Small Cap Value Fund* --
      Advisor Class
      Before Taxes                                         4.68%         20.91%

Small Cap Value Fund* --
      Advisor Class
      After Taxes on Distributions                         4.68%         19.28%

Small Cap Value Fund* --
      Advisor Class
      After Taxes on Distributions
      and Sale of Fund Shares                              2.85%         16.65%

Russell 2000(R) Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                             2.49%          9.25%

Russell 2000(R) Value Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                            14.02%         11.76%

*The inception date of the PBHG Small Cap Value Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2001 was 4.65%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31,2001 were 4.65% and 3.72% respectively.


                                                    PBHG SMALL CAP VALUE FUND 47

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           1.00%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.48%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.73%*
================================================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $176            $545            $939            $2,041


48 PBHG SMALL CAP VALUE FUND

PBHG Special Equity Fund (FORMERLY PBHG NEW PERSPECTIVE FUND)

THE PBHG SPECIAL EQUITY FUND CURRENTLY INTENDS TO CLOSE TO NEW INVESTORS WHEN ITS ASSETS REACH $500 MILLION. AFTERWARDS, ADDITIONAL INVESTMENTS AND/OR EXCHANGES INTO THE FUND MAY ONLY BE MADE BY PERSONS WHO ALREADY OWNED SHARES OF THE FUND AS OF THE CLOSING DATE, AND SUCH PURCHASES OR EXCHANGES MAY BE SUBJECT TO MINIMUM AND MAXIMUM AMOUNTS.

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term capital appreciation.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that it selects on an opportunistic basis.

The Fund's sub-adviser, NWQ, seeks to identify statistically undervalued companies where a catalyst exists to recognize value or improve a company's profitability. These catalysts can be new management, industry consolidation or company restructuring or a turn in the company's fundamentals.

Strong bottom up fundamental research, which focuses on both quantitative and qualitative valuation measures, drives NWQ's stock selection process. As a result of its broader definition of value, NWQ's valuation framework will include companies valued by traditional statistical measures as well as relative value, discount to asset break up value and special situations.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with medium and smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If NWQ's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the Fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.


                                                     PBHG SPECIAL EQUITY FUND 49

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.

[GRAPHIC] PERFORMANCE INFORMATION

Advisor Class Shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class Shares which are offered through a separate prospectus. The Fund's PBHG Class Shares and Advisor Class Shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's PBHG Class Shares and Advisor Class Shares would differ only to the extent that they do not have the same expenses.

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the NWQ Special Equity Portfolio, a series of UAM Funds, Inc. On December 14, 2001, the Fund acquired the assets of the NWQ Special Equity Portfolio. The NWQ Special Equity Portfolio was managed by NWQ, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the NWQ Special Equity Portfolio.

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.


50 PBHG SPECIAL EQUITY FUND

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS*

                                 1998      7.41%
                                 1999     20.86%
                                 2000     11.61%
                                 2001      6.09%

            The Fund's year-to-date return as of 6/30/02 was 1.00%.

                        BEST QUARTER:  Q2 1999   16.05%
                        WORST QUARTER: Q3 1998  -17.83%


                                                     PBHG SPECIAL EQUITY FUND 51

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                                         Past          Inception
                                                        1 Year         (11/4/97)
--------------------------------------------------------------------------------
Special Equity Fund* --
      PBHG Class
      Before Taxes                                       6.09%           10.66%

Special Equity Fund* --
      PBHG Class
      After Taxes on Distributions                       4.16%            9.62%

Special Equity Fund* --
      PBHG Class
      After Taxes on Distributions
      and Sale of Fund Shares                            4.52%***         8.49%

S&P 500 Index**
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                         -11.88%            7.02%

* Data includes performance of the Fund's predecessor, whose inception date was November 4, 1997.

** The since inception return for the S&P 500 Index was calculated as of October 31, 1997.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


52 PBHG SPECIAL EQUITY FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operations expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE
--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                         None
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                          1.00%*
Distribution and/or Service (12b-1) Fees                                 0.25%
Other Expenses                                                           1.21%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          2.46%
Fee Waiver and/or Expense Reimbursement                                  0.71%
Net Expenses                                                             1.75%**
================================================================================

      SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002.

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 1.00% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND, HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.85% FROM THE FUND UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. THAT'S BECAUSE PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES, IF ANY, AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.25% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES, IF ANY, AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $178           $699            $1,247           $2,743


                                                     PBHG SPECIAL EQUITY FUND 53

PBHG Disciplined Equity Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with above-average total returns.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


54 PBHG DISCIPLINED EQUITY FUND

[GRAPHIC] PERFORMANCE INFORMATION

Advisor Class Shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class Shares which are offered through a separate prospectus. The Fund's PBHG Class Shares and Advisor Class Shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's PBHG Class Shares and Advisor Class Shares would differ only to the extent that that they do not have the same expenses.

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS*

                                 1994     -0.25%
                                 1995     35.34%
                                 1996     22.95%
                                 1997     29.86%
                                 1998     37.82%
                                 1999     20.06%
                                 2000     -9.33%
                                 2001     -6.22%

           The Fund's year-to-date return as of 6/30/02 was -14.12%.

                        BEST QUARTER:  Q4 1998   20.50%
                        WORST QUARTER: Q3 2001  -11.70%


                                                 PBHG DISCIPLINED EQUITY FUND 55

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                             Past            Past      Inception
                                            1 Year          5 Years     (7/1/93)
--------------------------------------------------------------------------------
Disciplined Equity Fund* --
      PBHG Class
      Before Taxes                          -6.22%           12.81%      14.48%

Disciplined Equity Fund* --
      PBHG Class
      After Taxes on Distributions          -6.47%           10.50%      11.43%

Disciplined Equity Fund* --
      PBHG Class
      After Taxes on Distributions
      and Sale of Fund Shares               -3.79%**          9.40%      10.59%

S&P 500 Index*** (Reflects
      No Deduction for Fees,
      Expenses or Taxes)                    -11.88%          10.70%      13.75%

* Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*** The since inception return for the S&P 500 Index was calculated as of June 30, 1993.


56 PBHG DISCIPLINED EQUITY FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                           0.70%*
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.63%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.58%*
================================================================================

      SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002.

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.70% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND, HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.60% FROM THE FUND UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. THAT'S BECAUSE PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES, IF ANY, AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 0.99% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES, IF ANY, AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $161            $499            $860            $1,878


                                                 PBHG DISCIPLINED EQUITY FUND 57

PBHG Global Technology & Communications Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of U.S. and non-U.S. companies and American Depositary Receipts ("ADRs") of non-U.S. companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the groups of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. These companies will be in at least three different countries, one of which may include the U.S. Some of these countries may be considered emerging or developing by the international finance community. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the groups of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.


58 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for foreign equity securities and companies with smaller market capitalizations. Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Companies with smaller market capitalizations tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Investments in emerging or developing countries may be subject to extreme volatility because, in general, these countries' economies are more underdeveloped, their political structures are less stable and their financial markets are less liquid than more developed nations.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on the Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 59

[GRAPHIC] PERFORMANCE INFORMATION

Advisor Class Shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class Shares which are offered through a separate prospectus. The Fund's PBHG Class Shares and Advisor Class Shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's PBHG Class Shares and Advisor Class Shares would differ only to the extent that that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you the Fund's performance for the last calendar year. The performance table compares the Fund's performance over time to that of its benchmarks, the MSCI World Free Index and the PSE Technology Index(R). The MSCI World Free Index is a widely recognized, unmanaged index that measures the performance of both the developed and the emerging equity markets of the world. The Index excludes the performance impact of companies that are restricted with respect to foreign investors. The PSE Technology Index(R) is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                2001     -44.52%

           The Fund's year-to-date return as of 6/30/02 was -37.80%.

                        BEST QUARTER:  Q4 2001   34.87%
                        WORST QUARTER: Q3 2001  -37.45%


60 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                         Since
                                                           Past        Inception
                                                          1 Year       (5/31/00)
--------------------------------------------------------------------------------
Global Technology & Communications Fund --
      PBHG Class
      Before Taxes                                        -44.52%       -43.06%

Global Technology & Communications Fund --
      PBHG Class
      After Taxes on Distributions                        -44.52%       -43.06%

Global Technology & Communications Fund --
      PBHG Class
      After Taxes on Distributions
      and Sale of Fund Shares                             -27.11%*      -33.19%*

MSCI World Free Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                            -16.82%       -15.50%

PSE Technology Index(R)
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                            -15.42%       -20.67%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 61

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           1.50%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            1.10%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           2.85%
Fee Waiver, Expense Reduction and/
or Expense Reimbursement                                                  0.45%
Net Expenses                                                              2.40%*
================================================================================

      SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002.

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. THAT'S BECAUSE FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 2.40%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 2.15%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. AT MARCH 31, 2002, THE AMOUNT OF ADVISORY FEE WAIVER AND REIMBURSEMENT OF THIRD PARTY EXPENSES BY THE ADVISER SUBJECT TO POSSIBLE REIMBURSEMENT FOR THE FUND WAS $124,745.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $243            $841           $1,464           $3,144


62 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

PBHG REIT Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks of public companies principally engaged in the real estate industry such as "real estate investment trusts ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes it is undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.


                                                               PBHG REIT FUND 63

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the REIT industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more that if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on the Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


64 PBHG REIT FUND

[GRAPHIC] PERFORMANCE INFORMATION

Prior to December 14, 2001, the Advisor Class Shares of the Fund were known as Advisor Class shares of Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds, Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS*

                                 1992     17.87%
                                 1993     20.10%
                                 1994      3.00%
                                 1995     10.87%
                                 1996     37.44%
                                 1997     20.44%
                                 1998    -15.54%
                                 1999     -1.62%
                                 2000     24.22%
                                 2001      9.88%

            The Fund's year-to-date return as of 6/30/02 was 12.61%.

                        BEST QUARTER:  Q4 1996  19.35%
                        WORST QUARTER: Q3 1998  -9.01%


                                                               PBHG REIT FUND 65

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                Past          Past        Past
                                               1 Year       5 Years     10 Years
--------------------------------------------------------------------------------
REIT Fund*/** -- Advisor Class
      Before Taxes                              9.88%        6.44%       11.75%

REIT Fund*/** -- Advisor Class
      After Taxes on Distributions              4.41%        2.58%        8.05%

REIT Fund*/** -- Advisor Class
      After Taxes on Distributions
      and Sale of Fund Shares                   7.51%***     3.32%***     7.91%

S&P 500 Index
      (Reflects No Deduction
      for Fees, Expenses or Taxes)            -11.88%       10.70%       12.93%

Wilshire Real Estate Securities Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                 10.33%        6.67%       10.45%

* Data includes performance of the Fund's predecessor classes, whose inception date was May 15, 1995 for the Advisor Class. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2001 was 12.05%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31,2001 were 8.26% and 8.02% respectively.

** The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The PBHG REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the table have been adjusted it to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Class' returns going forward will reflect the 0.25% 12b-1 fee.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.




66 PBHG REIT FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

--------------------------------------------------------------------------------
SHAREHOLDER FEES                                                         None
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                          0.85%*
Distribution and/or Service (12b-1) Fees                                 0.25%
Other Expenses                                                           0.62%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          1.72%**
================================================================================

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.85% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND, HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.75% OF THE FIRST $100 MILLION OF THE AVERAGE DAILY NET ASSETS OF THE FUND AND 0.65% OF THE AVERAGE DAILY NET ASSETS IN EXCESS OF $100 MILLION UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. THAT'S BECAUSE PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES, IF ANY, AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.36% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES, IF ANY, AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $175            $542            $933            $2,030


                                                               PBHG REIT FUND 67

PBHG Strategic Small Company Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with growth of capital.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth and value securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Index had market capitalizations between $16 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios. Pilgrim Baxter strategically adjusts the mix of growth and value securities in the Fund, depending upon economic and market conditions. As a result, at times the Fund may be more heavily invested in growth securities and at other times the Fund may be more heavily invested in value securities. Pilgrim Baxter expects to focus primarily on those securities whose market capitalizations or annual revenues are $750 million or less at the time of purchase. The size of companies in the Russell 2000(R) Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and value in managing this Fund.

[GRAPHIC] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes growth and value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth and value securities in the Fund may never reach what Pilgrim Baxter believes are their full potential worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


68 PBHG STRATEGIC SMALL COMPANY FUND

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on the Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.

[GRAPHIC] PERFORMANCE INFORMATION

The Fund does not anticipate offering Adviser class shares until on or about August 31, 2002. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1997     25.67%
                                 1998      2.13%
                                 1999     51.79%
                                 2000     11.89%
                                 2001     -9.97%

           The Fund's year-to-date return as of 6/30/02 was -17.57%.

                        BEST QUARTER:  Q4 1999   36.16%
                        WORST QUARTER: Q3 1998  -23.48%


                                            PBHG STRATEGIC SMALL COMPANY FUND 69

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                                        Since
                                                Past          Past    Inception
                                               1 Year       5 Years   (12/31/96)
--------------------------------------------------------------------------------
Strategic Small Company Fund --
      PBHG Class
      Before Taxes                             -9.97%        14.44%     14.44%

Strategic Small Company Fund --
      PBHG Class
      After Taxes on Distributions             -9.97%        11.91%     11.91%

Strategic Small Company Fund --
      PBHG Class
      After Taxes on Distributions
      and Sale of Fund Shares                  -6.07%*       10.96%     10.96%

Russell 2000(R)Index
      (Reflects No Deduction for Fees,
      Expenses or Taxes)                        2.49%         7.52%      7.52%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


70 PBHG STRATEGIC SMALL COMPANY FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           1.00%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.50%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.75%*
================================================================================

      SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. IN THE FISCAL YEAR ENDED MARCH 31, 2002, THE BOARD ELECTED TO REIMBURSE $20,944 IN WAIVED FEES, WHICH ARE INCLUDED IN THE CALCULATION OF "OTHER EXPENSES" ABOVE. AT THE TIME OF THE ELECTION, THE FUND HAD TOTAL ASSETS IN EXCESS OF $94 MILLION. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.49% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $178            $551            $949            $2,062


                                            PBHG STRATEGIC SMALL COMPANY FUND 71

PBHG Technology & Communications Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the groups of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the groups of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.


72 PBHG TECHNOLOGY & COMMUNICATIONS FUND

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on the Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.

[GRAPHIC] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the PSE Technology Index(R). The PSE Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1996     54.42%
                                 1997      3.32%
                                 1998     26.00%
                                 1999    243.89%
                                 2000    -43.69%
                                 2001    -52.49%

           The Fund's year-to-date return as of 6/30/02 was -43.06%.

                        BEST QUARTER:  Q4 2001   36.25%
                        WORST QUARTER: Q3 2001  -44.47%


                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 73

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts

================================================================================
                                                                         Since
                                              Past          Past       Inception
                                             1 Year       5 Years      (9/29/95)
--------------------------------------------------------------------------------
Technology & Communications Fund* --
      Advisor Class
      Before Taxes                          -52.49%        3.67%         12.99%

Technology & Communications Fund* --
      Advisor Class
      After Taxes on Distributions          -52.50%        1.80%         11.21%

Technology & Communications Fund* --
      Advisor Class
      After Taxes on Distributions
      and Sale of Fund Shares               -31.97%***     3.02%***      10.72%

PSE Technology Index(R)**
      (Reflects No Deduction for
      Fees, Expenses or Taxes)              -15.42%       23.49%         21.82%

* The inception date of the PBHG Technology & Communications Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2001 was -52.30%. The performance shown for the Advisor Class prior to its inception The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31,2001 were -52.31% and 41.83% respectively.

** The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

      Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.


74 PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.85%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.54%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.64%*
================================================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.38% EXPENSES (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $167            $517            $892            $1,944


                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 75

PBHG IRA Capital Preservation Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

[GRAPHIC] MAIN INVESTMENT STRATEGIES

The Fund is designed to produce current income, while seeking to maintain an NAV that is considerably more stable than a typical high-quality fixed-income fund. Like other high-quality fixed-income funds, the Fund invests primarily in debt securities that a nationally recognized statistical rating agency (rating agency), such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top rating category at the time of purchase. The Fund may also invest in:

      o Liquid short-term investments, such as money market instruments, that a rating agency has rated in one of its top two short-term rating categories at the time of purchase; and

      o Commingled pools of debt securities having similar characteristics to the Fund, or other debt securities.

Unlike other funds, the Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks (wrap providers) that a rating agency has rated in one of its top two rating categories at the time of purchase. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make certain payments to each other to offset changes in the market value of some or all of the Fund's assets. These payments are designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement would cause the wrap provider to pay the Fund the difference, and vice versa.

[GRAPHIC] MAIN INVESTMENT RISKS

While the Fund attempts to provide a stable NAV through the use of wrapper agreements, the value of your investment in the Fund may go down, which means you could lose money.

The Fund cannot guarantee that the combination of securities and wrapper agreements will provide a constant NAV or a current income. By purchasing wrapper agreements, the Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.


76 PBHG IRA CAPITAL PRESERVATION FUND

The Fund may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and Fund expenses. This may result in a lower return for the Fund than if it had invested in longer-term debt securities.

The Fund is not a money market fund and it presents risks not present in money market funds. The net asset value of the Fund is not fixed at $1.00 per share like a money market fund, although the wrapper agreements that the Fund purchases are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund.

If the Fund's attempts to stabilize its NAV through the use of wrapper agreements fail, the value of its investments could fall because of changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and the Fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Because there is no active trading market for wrapper agreements, the Fund's investments in wrapper agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including wrapper agreements, to 15% of net assets.

Wrap providers do not typically assume the credit risk associated with the issuer of any covered assets. Therefore, if an issuer of a security defaults on payments of principal or interest or has its credit rating downgraded, the Fund may have to sell covered assets quickly and at prices that may not fully reflect their current carrying value. Downgrades below investment grade and defaults by the issuer of covered assets usually will cause the wrap provider to remove such assets from the coverage of a wrapper agreement. As a result, NAV could decline.

Similarly, a downgrade in the credit rating of a wrapper provider may require the Fund to replace the wrapper provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in NAV, including a decline resulting from the application of the Fund's fair value procedures.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions. The sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


                                           PBHG IRA CAPITAL PRESERVATION FUND 77

[GRAPHIC] PERFORMANCE INFORMATION

The Fund does not anticipate offering Adviser Class shares until on or about July 31, 2002. Therefore, the performance information presented below is for the PBHG Class Shares which are offered through a separate prospectus. The Fund's PBHG Class Shares and Advisor Class Shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's PBHG Class Shares and Advisor Class Shares would differ only to the extent that that they do not have the same expenses.

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund were substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million. The Ryan Index is representative of the returns' stability provided by the Fund's wrapper agreements. Performance is also shown for the Lipper Money Market Funds Average which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category.

Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS*

                                 2000      6.78%
                                 2001      6.05%

            The Fund's year-to-date return as of 12/31/02 was 2.30%.

                         BEST QUARTER:  Q3 2000  1.74%
                         WORST QUARTER: Q4 2001  1.29%


78 PBHG IRA CAPITAL PRESERVATION FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

================================================================================
                                                                         Since
                                                           Past        Inception
                                                          1 Year       (8/31/99)
--------------------------------------------------------------------------------
IRA Capital Preservation Fund*--
      PBHG Class                                           6.05%         6.48%

Ryan 5-Year GIC Master Index
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                             6.61%         6.58%

Lipper Money Market Funds Average
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                             3.44%         4.62%

* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.


                                           PBHG IRA CAPITAL PRESERVATION FUND 79

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

The Fund may charge a redemption/exchange fee that would be paid directly from your investment. Shareholders pay this redemption/exchange fee when they redeem or exchange shares held for less than twelve months. For more information, see "Redemption/Exchange Fee for IRA Capital Preservation Fund" in the section on "Selling Shares."

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                None
--------------------------------------------------------------------------------
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                        2.00%
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                          0.60%*
Distribution and/or Service (12b-1) Fees                                 0.25%
Other Expenses                                                           0.72%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          1.57%
Fee Waiver and/or Expense Reimbursement                                  0.07%
Net Expenses                                                             1.50%**
================================================================================

      SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002.

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.60% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND, HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.50% FROM THE FUND UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. THAT'S BECAUSE PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.00% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.25% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.25%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                         $153            $489            $849            $1,861


80 PBHG IRA CAPITAL PRESERVATION FUND

PBHG Cash Reserves Fund

[GRAPHIC] GOAL

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

[GRAPHIC] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter or Wellington Management determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Wellington Management believes offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

[GRAPHIC] MAIN INVESTMENT RISKS

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

[GRAPHIC] For more information on the Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 85.


                                                      PBHG CASH RESERVES FUND 81

[GRAPHIC] PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are not currently offered. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in the highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                          CALENDAR YEAR TOTAL RETURNS

                                 1996      4.91%
                                 1997      5.08%
                                 1998      5.00%
                                 1999      4.60%
                                 2000      5.96%
                                 2001      3.58%

            The Fund's year-to-date return as of 6/30/02 was 0.59%.

                         BEST QUARTER:  Q3 2000  1.55%
                         WORST QUARTER: Q4 2001  0.44%


82 PBHG CASH RESERVES FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

================================================================================
                                                                        Since
                                                  Past       Past     Inception
                                                 1 Year     5 Years    (4/4/95)
--------------------------------------------------------------------------------
Cash Reserves Fund
      PBHG Class
      Before Taxes                                3.58%      4.84%      4.91%

Lipper Money Market Funds Average*
      (Reflects No Deduction for
      Fees, Expenses or Taxes)                    3.44%      4.71%      4.83%

* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.


                                                      PBHG CASH RESERVES FUND 83

[GRAPHIC] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

================================================================================
FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
Management Fees                                                           0.30%
Distribution and/or Service (12b-1) Fees                                  0.25%
Other Expenses                                                            0.29%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           0.84%*
================================================================================

      SINCE THE FUND DOES NOT CURRENTLY OFFER ADVISOR CLASS SHARES, "OTHER EXPENSES" ARE BASED ON THOSE OF THE PBHG CLASS SHARES FOR THE FUND'S LAST FISCAL YEAR ENDED MARCH 31, 2002.

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 0.58% (EXCLUDING 12B-1 FEES AND CERTAIN OTHER EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES).

[GRAPHIC] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

================================================================================
YOUR COST OVER

                        1 Year         3 Years         5 Years          10 Years
--------------------------------------------------------------------------------
                          $86            $268            $466            $1,037


84 PBHG CASH RESERVES FUND

                                                            MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summary section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Core Growth, Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Select Equity, Global Technology & Communications, Strategic Small Company and Technology & Communications Funds
--------------------------------------------------------------------------------

Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.

Pilgrim Baxter begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects, the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds
--------------------------------------------------------------------------------

Value Baxter's value investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Focused Value, Large Cap Value, Mid-Cap Value and Small Cap Value Funds and the value portion of the Strategic Small Company Fund, Pilgrim Baxter first creates a universe of more than 8,000 companies whose current share price seems lower than their current or future worth. Then, using its own computer models and measures of value, Pilgrim Baxter creates a sub-universe of statistically attractive value companies. Pilgrim Baxter considers factors like a company's earnings power vs. its current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Pilgrim Baxter's expectations.

Clipper Focus Fund
--------------------------------------------------------------------------------

PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.

Disciplined Equity Fund
--------------------------------------------------------------------------------

Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o     Maximize expected returns for the Fund;

o     Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental return from the sale exceeds the associated transaction costs.

IRA Capital Preservation Fund
--------------------------------------------------------------------------------

While not fixed at a $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, Dwight believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money market fund.

REIT Fund
--------------------------------------------------------------------------------

Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

Special Equity Fund
--------------------------------------------------------------------------------

NWQ's research team applies a broad range of quantitative screens such as price to cash flow, low price to sales, low price to earnings, low price to book value and quality of earnings. On a qualitative basis, NWQ focuses on management strength, competitive position, industry fundamentals and corporate strategy.

Cash Reserves Fund
--------------------------------------------------------------------------------

In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

All Funds
--------------------------------------------------------------------------------

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

RISKS AND RETURNS
================================================================================

EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Pilgrim Baxter, PFR, NWQ, Analytic and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Pilgrim Baxter, PFR, NWQ and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental return from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund and the IRA Capital Preservation Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its total assets in securities.

================================================================================
GROWTH SECURITIES

Equity securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
--------------------------------------------------------------------------------

See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

GROWTH SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

See Equity Securities.

In managing a Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.

Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

================================================================================
VALUE SECURITIES

Equity securities that Pilgrim Baxter, PFR and NWQ believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS
--------------------------------------------------------------------------------

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in the Fund may never reach what Pilgrim Baxter, PFR or NWQ believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

See Equity Securities.

In managing the Clipper Focus, Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds, Pilgrim Baxter and PFR use its own research, computer models and measures of value.

In managing the Special Equity Fund, NWQ uses strong bottom-up fundamental research focusing on both quantitative and qualitative valuation measures.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

Pilgrim Baxter and NWQ consider selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of their respective expectations.

The other Funds do not focus specifically on Value Securities.

================================================================================
FOREIGN EQUITY SECURITIES

Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The adoption of the euro as the common currency of the European Economic and Monetary Union (the "EMU") presents some uncertainties and possible risks, such as changes in relative strength and value of major world currencies, adverse tax consequences, and increased price competition among and between EMU and non-EMU countries. These uncertainties and possible risks could adversely affect the Funds.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

FOREIGN EQUITY SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

In managing the Global Technology & Communications Fund, Pilgrim Baxter seeks to invest in companies with strong growth potential in those countries with the best investment opportunities.

In managing the Special Equity and Disciplined Equity Funds, NWQ and Analytic, respectively, will select foreign securities according to the same standards they apply to domestic securities.

Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities, and Special Equity Fund may invest up to 35% of its total assets in foreign securities. Every other Fund except Clipper Focus, REIT and IRA Capital Preservation Funds limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in this limit). The Clipper Focus, REIT and IRA Capital Preservation Funds do not invest a significant portion of their assets in foreign securities.

================================================================================
MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

The money market instruments in the Cash Reserves Fund may never reach what Pilgrim Baxter and Wellington Management believe are their full income potential.

The wrappers employed by the IRA Capital Preservation Fund will not cover the Fund's money market instruments, and therefore will not protect the stability of the Fund's NAV from price fluctuations in money market instruments.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the fund's NAV.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

The money market instruments and other liquid short-term investments in which the IRA Capital Preservation Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

================================================================================
SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
--------------------------------------------------------------------------------

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

See Equity Securities/Growth Securities/Value Securities.

Pilgrim Baxter focuses on small and medium sized companies with strong balance sheets that they expect will exceed consensus earnings expectations.

In analyzing medium sized companies for Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk. In analyzing small and medium company stocks for Special Equity Fund, NWQ uses strong bottom-up fundamental research focusing on both quantitative and qualitative valuation measures.

================================================================================
TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Although the Technology & Communications Fund and Global Technology & Communications Fund will each invest 25% or more of their total assets in one or more of the industries within the technology and communications sector, the Funds each seek to strike a balance among the industries in which they invest in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the Technology and Communications sectors of the market.

================================================================================
OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
--------------------------------------------------------------------------------

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Pilgrim Baxter, Value Investors, PFR, Analytic and NWQ use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

================================================================================
ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
--------------------------------------------------------------------------------

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities.

Every other Fund may not invest more than 15% of its net assets in illiquid securities.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

================================================================================
DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
--------------------------------------------------------------------------------

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Derivatives may be used for a variety of purposes, including:

o     To reduce transaction costs;

o     To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o     To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

================================================================================
WRAPPERS

A wrapper agreement obligates the wrap provider or the IRA Capital Preservation Portfolio to make certain payments to each other in exchange for an annual premium. Payments made under the wrapper agreement are designed so that when the Fund liquidates assets covered by the wrapper agreement ("covered assets") in order to pay for shareholder redemptions, the Fund receives the purchase price plus the accrued income of the liquidated covered assets, rather than the market value of the covered assets. The terms of the wrapper agreements vary concerning when payments must actually be made between the Fund and the wrap provider. In some cases, payments may be due upon disposition of the covered assets. Other wrapper agreements only provide for settlement when the wrapper agreement terminates or the Fund sells all of the covered assets.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a security for more than its purchase price plus accrued income, the Fund will pay the wrap provider the difference.

The costs the Fund incurs when buying wrapper agreements will reduce its return and as a result it may not perform as well as other high-quality fixed-income funds of comparable duration.

The Fund might not be able to replace existing wrapper agreements with other suitable wrapper agreements if (1) they mature or terminate or (2) the wrap provider defaults or has its credit rating lowered. The Fund may be unable to obtain suitable wrapper agreements or may elect not to cover some or all of its assets with wrapper agreements. This could occur if wrapper agreements are not available or if the adviser believes that the terms of available wrapper agreements are unfavorable. Under these circumstances, the Fund may not be able to maintain a stable NAV.

Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects its estimated value. Because there is no active trading market for wrapper agreements, the Fund's investments in wrapper agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including wrapper agreements, to 15% of net assets.

The wrappers employed by the IRA Capital Preservation Fund will not cover the Fund's money market instruments, and therefore will not protect the stability of the Fund's NAV from price fluctuations in money market instruments.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a covered asset for less than its purchase price plus accrued income, the wrap provider will pay the Fund the difference.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Normally, the Fund expects the sum of the total value of its wrapper agreements plus the total market value of all of its covered assets to equal the purchase price plus accrued income of its covered assets, resulting in a stable NAV.

================================================================================
REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
--------------------------------------------------------------------------------

The real estate industry is particularly sensitive to:

o     Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o     Increases in property taxes;

o     Casualty and condemnation losses; and

o     Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

Pilgrim Baxter and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

================================================================================
SPECIAL SITUATIONS

The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;

o Material litigation, technological breakthroughs or temporary production or product introduction problems; or

o Natural disaster, sabotage or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

POTENTIAL RISKS
--------------------------------------------------------------------------------

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
--------------------------------------------------------------------------------

Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------

PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

                                           THE INVESTMENT ADVISER & SUB-ADVISERS

[GRAPHIC] THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed over $10.7 billion in assets as of June 30, 2002 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Equity, Core Growth, Limited, Large Cap 20, New Opportunities, Technology & Communications, Global Technology & Communications, Strategic Small Company, Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds. Pilgrim Baxter also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by NWQ as sub-adviser for Special Equity Fund, by Analytic as sub-adviser for Disciplined Equity Fund, by Heitman as sub-adviser for REIT Fund, by Dwight as sub-adviser for IRA Capital Preservation Fund, and by Wellington Management as sub-adviser for the Cash Reserves Fund. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in their day-to-day investment management activities.

Prior to May 1, 2002, Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of Pilgrim Baxter, served as sub-adviser for Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds and the value portion of the Strategic Small Company Fund. On May 1, 2002, Value Investors was merged into Pilgrim Baxter. As a result of the merger, Value Investors no longer serves as sub-adviser to these Portfolios, although the same portfolio managers continue to be responsible for the day-to-day management of these Funds.

[GRAPHIC] THE SUB-ADVISERS

Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. PFR, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $11.8 billion in assets as of June 30, 2002.

NWQ Investment Management Company, Inc., a Massachusetts corporation located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, is the sub-adviser to the Special Equity Fund. NWQ manages and supervises the invest-ment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. NWQ is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. It has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed approximately $7.4 billion in assets as of June 30, 2002.

Analytic Investors, Inc., a California corporation located at 700 South Flower St., Suite 2400, Los Angeles, CA 90017, is the sub-adviser for the Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Analytic is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $2.1 billion in assets as of June 30, 2002.

Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC), a Delaware limited liability company located at 180 North LaSalle Street, Suite 3600, Chicago, Illinois, 60601, is the sub-adviser to the REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Heitman is wholly owned by Heitman Financial LLC, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. Heitman managed approximately $1.1 billion in assets as of June 30, 2002.

Dwight Asset Management Company, a Delaware corporation located 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the IRA Capital Preservation Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Dwight is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. It has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $25.0 billion in assets as of June 30, 2002.

Wellington Management Company, LLP, 75 State Street, Boston, MA is the sub-adviser for the Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of June 30, 2002, Wellington Management held discretionary management authority with respect to more than $311.7 billion in assets.

The Funds listed below paid the following management fees (as a percentage of average daily net assets) during its last fiscal year.

Core Growth Fund                                                       0.85%

Emerging Growth Fund                                                   0.85%

Growth Fund                                                            0.85%

Large Cap 20 Fund                                                      0.85%

Large Cap Growth Fund                                                  0.75%

Select Equity Fund                                                     0.85%

Clipper Focus Fund                                                     0.96%*/**

Focused Value Fund                                                     0.85%

Large Cap Value Fund                                                   0.65%

Mid-Cap Value Fund                                                     0.85%

Small Cap Value Fund                                                   1.00%

Special Equity Fund                                                    0.00%*/**

Disciplined Equity Fund                                                0.26%*/**

Global Technology & Communications Fund                                1.20%*

REIT Fund                                                              0.64%*/**

Strategic Small Company Fund                                           1.00%

Technology & Communications Fund                                       0.85%

IRA Capital Preservation Fund                                          0.18%*/**

Cash Reserves Fund                                                     0.30%

*     REFLECTS A WAIVER OF FEES.

** THE MANAGEMENT FEE FOR CLIPPER FOCUS FUND, SPECIAL EQUITY FUND AND REIT FUND WAS PAID TO THE FUND'S PREDECESSOR INVESTMENT ADVISER (NOW SUB-ADVISER) PRIOR TO DECEMBER 14, 2001. AFTER DECEMBER 14, 2001, THIS FEE WAS PAID TO PILGRIM BAXTER. THE MANAGEMENT FEE FOR DISCIPLINED EQUITY FUND AND IRA CAPITAL PRESERVATION FUND WAS PAID TO THE FUND'S PREDECESSOR INVESTMENT ADVISER (NOW SUB-ADVISER) PRIOR TO JANUARY 11, 2002. AFTER JANUARY 11, 2002, THIS FEE WAS PAID TO PILGRIM BAXTER.

Each sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net asset of each Fund it sub-advises.

THE PORTFOLIO MANAGERS

CORE GROWTH FUND              Since March, 2001, the Core Growth Fund is managed
                              by a team of investment professionals led by Gary
                              L. Pilgrim, CFA. Mr. Pilgrim is President of
                              Pilgrim Baxter and has been a growth stock manager for over 31 years.

EMERGING GROWTH FUND          Erin A. Piner has managed the Emerging Growth Fund
                              since January, 2000. Ms. Piner joined Pilgrim
                              Baxter in 1995 as an equity analyst. Prior to joining Pilgrim Baxter, Ms. Piner worked for four years in the client service group of PaineWebber, Inc.

GROWTH FUND                   Gary L. Pilgrim, CFA, has managed the Growth Fund
                              since its inception in 1985. A discussion of Mr.
                              Pilgrim's work experience is noted above.

LARGE CAP GROWTH              Michael S. Sutton, CFA, has managed the Large Cap
FUND/LARGE CAP                Growth and Large Cap 20 Funds since November,
20 FUND/SELECT EQUITY FUND    1999. He has managed the Select Equity Fund since
                              April, 2000. In October, 2001, Gregory P.
                              Chodaczek joined Mr. Sutton as Co-Manager of
                              Select Equity Fund. Mr. Sutton is Chief Investment
                              Officer of Pilgrim Baxter. Mr. Sutton joined
                              Pilgrim Baxter in October, 1999 from Loomis,
                              Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe &
                              Farnham. Mr. Chodaczek joined Pilgrim Baxter in
                              1998 as a research analyst for Pilgrim Baxter's growth equity investment team focusing on the research of large cap growth equities. Prior to joining Pilgrim Baxter, Mr. Chodaczek was a Senior
                              Financial Analyst for Scientific Atlanta, Inc. in
                              Atlanta, Georgia.

CLIPPER FOCUS FUND            A team of PFR's investment professionals has
                              primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

SMALL CAP VALUE FUND/         Jerome J. Heppelmann, CFA, has managed the Small
MID-CAP VALUE FUND/           Cap Value, Mid-Cap Value, and Focused Value Funds
FOCUSED VALUE FUND            since June, 1999. He joined Pilgrim Baxter Baxter
                              in 1994 as a Vice President of Marketing/ Client
                              Service and since 1997 has been a member of Pilgrim Baxter's Equity team. Prior to joining
                              Pilgrim Baxter, Mr. Heppelmann worked in the
                              Investment Advisory Group for SEI Investments.

LARGE CAP VALUE FUND          Raymond J. McCaffrey, CFA, has managed the Large
                              Cap Value Fund since June, 1999. He joined Value
                              Investors as a portfolio manager and analyst in 1997. Prior to joining Value Investors, Mr.
                              McCaffrey worked for two years as a portfolio manager and analyst at Pitcairn Trust Company. His
                              12 years of investment experience also include positions at Cypress Capital Management,
                              Independence Capital Management and Fidelity Bank.

SPECIAL EQUITY FUND           Jon D. Bosse, CFA, is the Portfolio Manager of the
                              Special Equity Fund. Mr. Bosse is Director of
                              Equity Research of NWQ and has been a Managing
                              Director of NWQ since 1996. From 1986 to 1996, Mr.
                              Bosse was a Portfolio Manager and Director of Equity Research at ARCO Investment Management
                              Company.

DISCIPLINED EQUITY FUND       A team of Analytic's investment professionals has
                              primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

GLOBAL TECHNOLOGY &           The Adviser's technology team, led by Michael K.
COMMUNICATIONS FUND           Ma, has managed this Fund since the date of this
                              Prospectus. Mr. Ma joined the Adviser in October,
                              1999 as a senior technology analyst. Prior to joining the Adviser, Mr. Ma worked for two and one-half years as an equity research analyst in the Telecommunications Services Group of Deutsche
                              Bank Securities, Inc. Prior to that, Mr. Ma worked for four years at United States Trust Company of New York, initially as a research assistant concentrating on the technology sector and subsequently as a portfolio manager.

REIT FUND                     A team of Heitman's investment professionals has
                              primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

STRATEGIC SMALL               James M. Smith, CFA, has co-managed the Fund since
COMPANY FUND                  its inception in 1996. He manages the growth
                              portion of the Fund. Mr. Smith joined Pilgrim
                              Baxter in 1993 as a portfolio manager and has over 21 years of equity portfolio management experience. Mr. Heppelmann manages the value portion of the Fund. His experience is discussed under the Small Cap Value, Mid-Cap Value and
                              Focused Value Funds. Mr. Heppelmann has co-managed the fund since June, 1999.

TECHNOLOGY &                  The Adviser's technology team, led by Michael Ma,
COMMUNICATIONS FUND           has managed this Fund since March 21, 2001. A
                              discussion of Mr. Ma's work experience is noted above.

IRA CAPITAL                   A team of Dwight's investment professionals has
PRESERVATION FUND             primary responsibility for the day-to-day
                              management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND            John C. Keogh has managed this Fund since its
                              inception in 1995. Mr. Keogh joined Wellington
                              Management in 1983 as an assistant portfolio manager and has served as a portfolio manager since 1990.

                                                                 YOUR INVESTMENT

[GRAPHIC] PRICING FUND SHARES

Cash Reserves Fund shares are priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Cash Reserves Fund shares are not priced on days that the New York Stock Exchange is closed. The Cash Reserves Fund prices its investments at amortized cost, which approximates market value.

Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments (including wrapper agreements) are priced at fair value as determined in good faith by the PBHG Funds' Board of Trustees. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. The IRA Capital Preservation Fund may use a pricing service to value some of its assets, such as debt securities or foreign securities. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

================================================================================
NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, Fund shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time). Fund shares are not priced on days that the New York Stock Exchange is closed.

[GRAPHIC] BUYING SHARES

You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated net asset value. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's net asset value as calculated on the next business day after receipt of the check or bank draft. Except for the Cash Reserves Fund, each Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, each day the exchange is open for business. Each Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Fund's Board of Trustees may use another method that it believes reflects fair value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. The Cash Reserves Fund uses the amortized cost method to value its securities and generally calculates its NAV at 2:00 p.m. Eastern Time each day the New York Stock Exchange is open. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

================================================================================
CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions and tax-free growth of assets and distributions, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

FOR MORE COMPLETE IRA INFORMATION, CONSULT A PBHG SHAREHOLDER SERVICES REPRESENTATIVE OR A TAX ADVISER.

================================================================================
MINIMUM INVESTMENTS

                                                       Initial       Additional
--------------------------------------------------------------------------------
REGULAR ACCOUNTS
  Strategic Small Company Fund                          $5,000       no minimum
  Each Other Fund                                       $2,500       no minimum
  Uniform Gifts/Transfer to Minor Accounts              $  500       no minimum
TRADITIONAL IRAS                                        $2,000       no minimum
ROTH IRAS                                               $2,000       no minimum
EDUCATION IRAS                                          $  500       no minimum
SYSTEMATIC INVESTMENT PLANS(1) (SIP)                    $  500          $25

(1) PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

The Special Equity Fund currently intends to close to new investors when its assets reach $500 million. Afterwards, additional investments and/or exchanges into the Fund may only be made by persons who already owned shares of the Fund as of the closing date, and such purchases or exchanges may be subject to minimum and maximum amounts.

BUYING SHARES OF IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund offers its shares to investors who wish to invest in the Fund through one of the following types of individual retirement accounts:

o Plans described in Section 408 of the Internal Revenue Code (includes traditional IRAs, SEP-IRAs and SIMPLE IRAs);

o     Plans described in Section 408A of the Internal Revenue Code (ROTH-IRAs);

o     Plans described in Section 530 of the Internal Revenue Code (Education
      IRAs); and

o     Plans maintained by sole proprietorships (KEOGH Plans).

[GRAPHIC] SELLING SHARES

You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Time (2:00 p.m. Eastern Time for the Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

================================================================================
LIMITATIONS ON SELLING SHARES BY PHONE

Proceeds sent by                            Minimum              Maximum
--------------------------------------------------------------------------------

Check                                       no minimum           $50,000 per day

Wire*                                       no minimum           no maximum

ACH                                         no minimum           no maximum

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

*     WIRE FEE IS $10 PER FEDERAL RESERVE WIRE

WRITTEN REDEMPTION ORDERS
================================================================================

Some circumstances require written sell orders along with signature guarantees.

These include:

o     Redemptions in excess of $50,000

o     Requests to send proceeds to a different address or payee

o Requests to send proceeds to an address that has been changed within the last 30 days

o     Requests to wire proceeds to a different bank account

A SIGNATURE GUARANTEE helps to protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

REDEMPTION/EXCHANGE FEE FOR IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund will deduct a 2.00% redemption/exchange fee from the redemption or exchange proceeds of any shareholder redeeming or exchanging shares of the Fund held for less than twelve months. In determining how long shares of the Fund have been held, PBHG Funds assumes that shares held by the investor the longest period of time will be sold first.

The Fund will retain the fee for the benefit of the remaining shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements.

[GRAPHIC] GENERAL POLICIES

o     Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional and Roth IRA Accounts and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 91. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.pbhgfunds.com).

EXCHANGES BETWEEN FUNDS

You may exchange some or all Advisor Class Shares of the Fund for Advisor Class Shares of any other PBHG Fund that has Advisor Class Shares. Advisor Class Shares of the Fund may not be exchanged for PBHG Class Shares. The Special Equity Fund currently intends to close to new investors when its assets reach $500 million. Afterwards, additional investments and/or exchanges into the Fund may only be made by persons who already owned shares of the Fund as of the closing date, and such purchases or exchanges may be subject to minimum and maximum amounts. Simply mail or use the telephone to provide your exchange instructions to the transfer agent. Except for the 2% redemption/exchange fee discussed above for the IRA Capital Preservation Fund, there is currently no fee for exchanges; however, the Fund may change or terminate this privilege on 60 days' notice. Please note that exchanges into the PBHG Cash Reserves Fund from another PBHG Fund may be made only four (4) times a year.

TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT

-----IN WRITING----------------------      -------------------------------------

Complete the application.                  Fill out an investment slip:

Mail your completed application            Mail the slip and the check to:
and a check to:                            PBHG Funds
PBHG Funds                                 P.O. Box 219534
P.O. Box 219534                            Kansas City, Missouri  64121-9534
Kansas City, Missouri  64121-9534

-----BY TELEPHONE--------------------      -----BY WIRE-------------------------

Call us at 1-800-433-0051 to
receive an account application and
receive an account number.

WIRE  Have your bank send your             WIRE  Have your bank send your
investment to:                             investment to:

o    United Missouri Bank of Kansas        o    United Missouri Bank of Kansas
     City, N.A.                                 City, N.A.

o    ABA # 10-10-00695                     o    ABA # 10-10-00695

o    Account # 98705-23469                 o    Account # 98705-23469

o    Fund name                             o    Fund name

o    Your name                             o    Your name

o    Your Social Security or tax ID        o    Your Social Security or tax ID
     number                                     number

o    Your account number                   o    Your account number

Return the account application.

-----BY AUTOMATED CLEARING-----------      -----ACH-----------------------------
     HOUSE (ACH)

Currently you may not open an account      o    Complete the bank information
through ACH                                     section on the account
                                                application.

                                           o    Attach a voided check or deposit
                                                slip to the account application.

                                           o    The maximum purchase allowed
                                                through ACH is $100,000 and this
                                                option must be established on
                                                your account 15 days prior to
                                                initiating a transaction.

TO SELL SHARES

-----BY MAIL-------------------------      -----BY TELEPHONE--------------------

Write a letter of instruction that         Sales orders may be placed by
includes:                                  telephone provided this option was
                                           selected on your account
o    your name(s) and signature(s)         application. Please call
                                           1-800-433-0051.
o    your account number
                                           Note: Sales from IRA accounts may not
o    the Fund name                         be made by telephone and must be made
                                           in writing.
o    the dollar amount your wish to
     sell

o    how and where to send the
     proceeds

If required, obtain a signature            -----ACH-----------------------------
guarantee (see "Selling Shares")
                                           o    Complete the bank information
Mail your request to:                           section on the account
PBHG Funds                                      application.
P.O. Box 219534
Kansas City, Missouri  64121-9534          o    Attach a voided check or deposit
                                                slip to the account application.
-----SYSTEMATIC WITHDRAW PLAN--------
                                           Note: sale proceeds sent via ACH
Permits you to have payments of $50        will not be posted to your bank
or more mailed or automatically            account until the second business
transferred from your Fund accounts        day following the transaction.
to your designated checking or
savings account
                                           -----WIRE----------------------------
o    Complete the applicable section
     on the account application            Sale proceeds may be wired at your
                                           request. Be sure PBHG Funds has your
Note: must maintain a minimum account      wire instructions on file.
balance of $5,000 or more.
                                           There is a $10 charge for each wire
-----CHECK WRITING-------------------      sent by the Fund.

Check Writing is offered to
shareholders of the Cash Reserves
Fund. If you have an account balance
of $5,000 or more, you may
establish this option on your
account. You may redeem shares by
writing checks on your account for
$250 or more. To establish Check
Writing on your account, call
1-800-433-0051 and request a
Signature Card.

[GRAPHIC] DISTRIBUTION AND TAXES

Except for REIT Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Cash Reserves Fund pays shareholders dividends from its net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Fund to take some or all of the following actions:

o If the Fund distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital;

o If the income the Fund receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares.

o The Fund may split its shares when it distributes its net capital gains. Share splits or reverse share splits will cause the number of shares owned by shareholders to increase or decrease while allowing the NAV of the Fund to remain stable.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are taxed at the ordinary income rate. Distributions of long-term capital gains are taxable at the long-term capital gains rate, regardless of how long you have been in the Fund. Long-term capital gains tax rates are described in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS
================================================================================

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

================================================================================
TAXABILITY OF DISTRIBUTIONS

Type of                          Tax rate for brackets     Tax rate for brackets
Distribution                     15% and lower             higher than 15%
--------------------------------------------------------------------------------

Dividends                        Ordinary income rate      Ordinary income rate
Short-term Capital Gains         Ordinary income rate      Ordinary income rate
Long-term Capital Gains          10%                       20%

[GRAPHIC] DISTRIBUTION ARRANGEMENTS

PBHG Funds(R) has Advisor Class Shares and PBHG Class Shares. PBHG Funds(R) does not currently offer any other classes of shares. The exchange privilege for PBHG Class and Advisor Class Shares is discussed in the section, Exchanges Between Funds. Aside from the differences attributable to their exchange privileges, both Classes have the same rights and privileges. In addition, both Classes bear the same fees and expenses except that Advisor Class Shares bear a service fee which is discussed in the following paragraph.

PBHG Funds(R), on behalf of each Fund, has adopted a Service Plan pursuant to which a Fund pays Rule 12b-1 shareholder servicing fees at an aggregate rate of up to 0.25% of the Fund's average net assets attributable to Advisor Class Shares. The service fee is paid to the Funds' distributor, PBHG Fund Distributors, for providing or arranging with and paying others to provide personal services to shareholders of Advisor Class Shares and/or for the maintenance of such shareholders' accounts. Because these fees are paid out of Advisor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[GRAPHIC] FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Special Equity, Disciplined Equity, REIT and IRA Capital Preservation Funds acquired the assets of its predecessor Fund, as noted under Fund

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED MARCH 31,
2002

                               Net                    Realized and                                     Net
                              Asset       Net          Unrealized    Distributions  Distributions     Asset
                              Value    Investment       Gains or       from Net         from          Value
                            Beginning    Income         (Losses)      Investment       Capital         End
                            of Period    (Loss)      on Securities      Income          Gains       of Period
-------------------------------------------------------------------------------------------------------------
PBHG CORE GROWTH FUND

  PBHG CLASS
  2002 (1)                    $10.70     $(0.13)        $ (0.42)          --               --         $10.15
  2001 (1)                     30.25      (0.17)         (16.62)          --           $(2.76)         10.70
  2000 (1)                     14.06      (0.20)          16.39           --               --          30.25
  1999 (1)                     13.53      (0.14)           0.67           --               --          14.06
  1998                         10.34      (0.33)           3.52           --               --          13.53

PBHG EMERGING GROWTH FUND

  PBHG CLASS
  2002 (1)                    $15.96     $(0.17)        $ (1.56)          --               --         $14.23
  2001 (1)                     40.00      (0.10)         (21.81)          --           $(2.13)         15.96
  2000 (1)                     20.61      (0.21)          20.76           --            (1.16)         40.00
  1999 (1)                     25.83      (0.18)          (4.96)          --            (0.08)         20.61
  1998                         19.26      (0.24)           6.81           --               --          25.83

PBHG GROWTH FUND

  PBHG CLASS
  2002 (1)                    $21.74     $(0.20)        $ (2.60)          --               --         $18.94
  2001 (1)                     58.73      (0.20)         (30.53)          --           $(6.26)         21.74
  2000 (1)                     24.51      (0.33)          36.14           --            (1.59)         58.73
  1999 (1)                     28.23      (0.24)          (3.48)          --               --          24.51
  1998                         21.06      (0.26)           7.43           --               --          28.23

  ADVISOR CLASS
  2002 (1)                    $21.46     $(0.26)        $ (2.54)          --               --         $18.66
  2001 (1)                     58.19      (0.30)         (30.17)          --           $(6.26)         21.46
  2000 (1)                     24.35      (0.42)          35.85           --            (1.59)         58.19
  1999 (1)                     28.12      (0.30)          (3.47)          --               --          24.35
  1998                         21.03      (0.15)           7.24           --               --          28.12

Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus, Special Equity and REIT Funds and effective as of the close of business on January 11, 2002 for the Disciplined Equity and IRA Capital Preservation Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

                                                                                                             Ratio
                                                                                                             of Net
                                                                                                Ratio      Investment
                                                                       Ratio       Ratio     of Expenses  Income (Loss)
                                                                    of Expenses    of Net    to Average    to Average
                                             Net                     to Average  Investment  Net Assets    Net Assets
                                           Assets        Ratio       Net Assets    Income    (Excluding    (Excluding
                                             End       of Expenses   (Including    (Loss)      Waivers       Waivers)   Portfolio
                            Total         of Period    to Average     Expense    to Average  and Expense   and Expense   Turnover
                            Return          (000)      Net Assets    Reduction)  Net Assets   Reduction)    Reduction)     Rate
---------------------------------------------------------------------------------------------------------------------------------
PBHG CORE GROWTH FUND

  PBHG CLASS
  2002 (1)                   (5.14)%     $   53,514       1.49%         1.47%      (1.17)%      1.49%         (1.19)%     226.55%
  2001 (1)                  (59.85)%         63,359       1.31%         1.31%      (0.73)%      1.31%         (0.73)%     133.31%
  2000 (1)                  115.15%         166,099       1.33%         1.33%      (1.02)%      1.33%         (1.02)%     312.32%
  1999 (1)                    3.92%          86,485       1.45%         1.45%      (1.16)%      1.45%         (1.16)%     120.93%
  1998                       30.85%         165,510       1.35%         1.35%      (1.07)%      1.35%         (1.07)%      72.78%

PBHG EMERGING GROWTH FUND

  PBHG CLASS
  2002 (1)                  (10.84)%     $  408,161       1.39%         1.38%      (1.06)%      1.39%         (1.07)%     150.95%
  2001 (1)                  (56.95)%        538,294       1.26%         1.26%      (0.33)%      1.26%         (0.33)%      89.91%
  2000 (1)                  101.33%       1,336,938       1.24%         1.24%      (0.76)%      1.24%         (0.76)%     141.81%
  1999 (1)                  (19.91)%        736,008       1.34%         1.34%      (0.80)%      1.34%         (0.80)%     101.53%
  1998                       34.11%       1,404,157       1.27%         1.27%      (0.80)%      1.27%         (0.80)%      95.21%

PBHG GROWTH FUND

  PBHG CLASS
  2002 (1)                  (12.88)%     $1,925,422       1.33%         1.32%      (0.95)%      1.33%         (0.96)%     170.67%
  2001 (1)                  (56.57)%      2,883,036       1.25%         1.25%      (0.46)%      1.25%         (0.46)%     104.48%
  2000 (1)                  148.57%       6,465,234       1.23%         1.23%      (0.90)%      1.23%         (0.90)%     107.73%
  1999 (1)                  (13.18)%      3,228,740       1.32%         1.32%      (0.99)%      1.32%         (0.99)%      80.51%
  1998                       34.05%       5,338,380       1.26%         1.26%      (0.74)%      1.26%         (0.74)%      94.21%

  ADVISOR CLASS
  2002 (1)                  (13.05)%     $   50,259       1.58%         1.57%      (1.20)%      1.58%         (1.22)%     170.67%
  2001 (1)                  (56.65)%         69,469       1.50%         1.50%      (0.71)%      1.50%         (0.71)%     104.48%
  2000 (1)                  147.98%         143,937       1.48%         1.48%      (1.15)%      1.48%         (1.15)%     107.73%
  1999 (1)                  (13.41)%         66,235       1.57%         1.57%      (1.24)%      1.57%         (1.24)%      80.51%
  1998                       33.71%          89,227       1.51%         1.51%      (1.02)%      1.51%         (1.02)%      94.21%

                               Net                    Realized and                                     Net
                              Asset       Net          Unrealized    Distributions  Distributions     Asset
                              Value    Investment       Gains or       from Net         from          Value
                            Beginning    Income         (Losses)      Investment       Capital         End
                            of Period    (Loss)      on Securities      Income          Gains       of Period
-------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND

  PBHG CLASS
  2002 (1)                    $17.81     $(0.11)        $ (2.55)          --               --         $15.15
  2001 (1)                     44.34      (0.12)         (22.04)          --           $(4.37)         17.81
  2000 (1)                     24.10      (0.25)          26.26           --            (5.77)         44.34
  1999 (1)                     15.98      (0.12)           8.46           --            (0.22)         24.10
  1998                          9.25      (0.07)           6.80           --               --          15.98

  ADVISOR CLASS
  2002 (1)                    $17.80     $(0.16)        $ (2.54)          --               --         $15.10
  2001 (1,2)                   25.20      (0.02)          (7.38)          --               --          17.80

PBHG LARGE CAP GROWTH FUND

  PBHG CLASS
  2002 (1)                    $22.90     $(0.14)        $ (3.09)          --               --         $19.67
  2001 (1)                     38.37      (0.05)         (13.48)          --           $(1.94)         22.90
  2000 (1)                     24.57      (0.23)          21.32           --            (7.29)         38.37
  1999 (1)                     22.69      (0.16)           3.53           --            (1.49)         24.57
  1998                         14.26      (0.19)           8.82           --            (0.20)         22.69

  ADVISOR CLASS
  2002 (1)                    $22.89     $(0.19)        $ (3.08)          --               --         $19.62
  2001 (1,2)                   29.10      (0.03)          (6.18)          --               --          22.89

PBHG SELECT EQUITY FUND

  PBHG CLASS
  2002 (1)                    $26.58     $(0.25)        $ (3.59)          --               --         $22.74
  2001 (1)                     77.81      (0.24)         (48.55)          --           $(2.44)         26.58
  2000 (1)                     25.93      (0.34)          58.71           --            (6.49)         77.81
  1999 (1)                     24.15      (0.21)           1.99           --               --          25.93
  1998                         15.91      (0.44)           8.68           --               --          24.15

                                                                                                             Ratio
                                                                                                             of Net
                                                                                                Ratio      Investment
                                                                       Ratio       Ratio     of Expenses  Income (Loss)
                                                                    of Expenses    of Net    to Average    to Average
                                             Net                     to Average  Investment  Net Assets    Net Assets
                                           Assets        Ratio       Net Assets    Income    (Excluding    (Excluding
                                             End       of Expenses   (Including    (Loss)      Waivers       Waivers)   Portfolio
                            Total         of Period    to Average     Expense    to Average  and Expense   and Expense   Turnover
                            Return          (000)      Net Assets    Reduction)  Net Assets   Reduction)    Reduction)     Rate
---------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND

  PBHG CLASS
  2002 (1)                  (14.94)%     $  333,115       1.36%         1.35%      (0.66)%      1.36%         (0.67)%     152.53%
  2001 (1)                  (53.84)%        501,921       1.23%         1.23%      (0.34)%      1.23%         (0.34)%     142.46%
  2000 (1)                  117.88%       1,083,460       1.23%         1.23%      (0.82)%      1.23%         (0.82)%     147.35%
  1999 (1)                   52.52%         603,077       1.27%         1.27%      (0.64)%      1.27%         (0.64)%      76.41%
  1998                       72.76%         192,631       1.41%         1.41%      (0.79)%      1.41%         (0.79)%      98.27%

  ADVISOR CLASS
  2002 (1)                  (15.17)%     $       60       1.61%         1.60%      (0.91)%      1.61%         (0.92)%     152.53%
  2001 (1,2)                (29.37)%+            71       1.54%*        1.54%*     (0.40)%*     1.54%*        (0.40)%*    142.46%

PBHG LARGE CAP GROWTH FUND

  PBHG CLASS
  2002 (1)                  (14.10)%     $  258,297       1.26%         1.25%      (0.62)%      1.26%         (0.63)%     148.93%
  2001 (1)                  (36.55)%        327,689       1.18%         1.18%      (0.14)%      1.18%         (0.14)%     146.18%
  2000 (1)                   98.60%         256,965       1.17%         1.17%      (0.79)%      1.17%         (0.79)%     184.36%
  1999 (1)                   15.90%         144,089       1.25%         1.25%      (0.71)%      1.25%         (0.71)%      46.16%
  1998                       60.80%         145,662       1.22%         1.22%      (0.79)%      1.22%         (0.79)%      46.56%

  ADVISOR CLASS
  2002 (1)                  (14.29)%     $      156       1.51%         1.50%      (0.87)%      1.51%         (0.88)%     148.93%
  2001 (1,2)                (21.34)%+            79       1.43%*        1.43%*     (0.42)%*     1.43%*        (0.42)%*    146.18%

PBHG SELECT EQUITY FUND

  PBHG CLASS
  2002 (1)                  (14.45)%     $  413,134       1.38%         1.37%      (0.94)%      1.38%         (0.95)%     301.58%
  2001 (1)                  (64.23)%        662,551       1.26%         1.26%      (0.43)%      1.26%         (0.43)%     157.72%
  2000 (1)                  240.82%       1,691,298       1.18%         1.18%      (0.68)%      1.18%         (0.68)%     200.56%
  1999 (1)                    7.37%         235,904       1.34%         1.34%      (0.90)%      1.34%         (0.90)%      56.59%
  1998                       51.79%         336,076       1.35%         1.35%      (1.15)%      1.35%         (1.15)%      72.16%

                               Net                    Realized and                                     Net
                              Asset       Net          Unrealized    Distributions  Distributions     Asset
                              Value    Investment       Gains or       from Net         from          Value
                            Beginning    Income         (Losses)      Investment       Capital         End
                            of Period    (Loss)      on Securities      Income          Gains       of Period
-------------------------------------------------------------------------------------------------------------
PBHG CLIPPER FOCUS FUND
(PREDECESSOR -- CLIPPER FOCUS PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 (4)                    $15.92     $ 0.20         $ 2.34          $(0.14)        $(1.92)        $16.40
  2001 (5)                     10.87       0.21           5.49           (0.21)         (0.44)         15.92
  2000 (5)                     12.19       0.16          (1.18)          (0.16)         (0.14)         10.87
  1999 (5,6)                   10.00       0.05           2.18           (0.04)            --**        12.19

PBHG FOCUSED VALUE FUND

  PBHG CLASS
  2002 (1)                    $17.41     $(0.04)        $(1.03)         $(0.06)        $(0.08)        $16.20
  2001 (1)                     18.51       0.07          (0.74)             --          (0.43)         17.41
  2000 (1)                     10.46      (0.01)          8.93              --          (0.87)         18.51
  1999 (3)                     10.32         --           0.14              --             --          10.46

PBHG LARGE CAP VALUE FUND

  PBHG CLASS
  2002 (1)                    $13.90     $ 0.03         $(0.57)         $(0.02)            --         $13.34
  2001 (1)                     11.97       0.21           2.21           (0.08)        $(0.41)         13.90
  2000                         13.85       0.12           1.78           (0.08)         (3.70)         11.97
  1999                         13.01       0.08           2.45           (0.10)         (1.59)         13.85
  1998                         10.11       0.02           3.84           (0.06)         (0.90)         13.01

  ADVISOR CLASS
  2002 (1)                    $13.88         --         $(0.58)             --             --         $13.30
  2001 (1,2)                   13.88     $ 0.01          (0.01)             --             --          13.88

PBHG MID-CAP VALUE FUND

  PBHG CLASS
  2002 (1)                    $14.44     $(0.02)        $ 1.32              --             --         $15.74
  2001 (1)                     13.82       0.09           1.20          $(0.03)        $(0.64)         14.44
  2000 (1)                     15.09      (0.02)          5.03              --          (6.28)         13.82
  1999                         15.30         --           0.92              --          (1.13)         15.09
  1998 (7)                     10.00      (0.01)          6.00              --          (0.69)         15.30

  ADVISOR CLASS
  2002 (1,8)                  $13.90     $(0.03)        $ 1.85              --             --         $15.72

                                                                                                             Ratio
                                                                                                             of Net
                                                                                                Ratio      Investment
                                                                       Ratio       Ratio     of Expenses  Income (Loss)
                                                                    of Expenses    of Net    to Average    to Average
                                             Net                     to Average  Investment  Net Assets    Net Assets
                                           Assets        Ratio       Net Assets    Income    (Excluding    (Excluding
                                             End       of Expenses   (Including    (Loss)      Waivers        Waiver    Portfolio
                            Total         of Period    to Average     Expense    to Average  and Expense   and Expense   Turnover
                            Return          (000)      Net Assets    Reduction)  Net Assets   Reduction)    Reduction)     Rate
-----------------------------------------------------------------------------------------------------------------------------------
PBHG CLIPPER FOCUS FUND
(PREDECESSOR -- CLIPPER FOCUS PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 (4)                  17.48%+      $621,735         1.40%*        1.40%*      1.26%*      1.44%*         1.23%*       39.02%+
  2001 (5)                  53.22%        272,069         1.40%         1.40%       1.41%       1.41%          1.40%       111.00%
  2000 (5)                  (8.39)%        84,226         1.40%         1.40%       1.47%       1.47%          1.40%        54.00%
  1999 (5,6)                22.33%+        64,135         1.40%*        1.40%*      1.05%*      2.08%*         0.37%*       22.00%+

PBHG FOCUSED VALUE FUND

  PBHG CLASS
  2002 (1)                  (6.18)%      $ 34,675         1.37%         1.36%      (0.24)%      1.37%         (0.25)%      433.98%
  2001 (1)                  (3.59)%        58,724         1.34%         1.34%       0.37%       1.34%          0.37%       404.36%
  2000 (1)                  89.17%         22,556         1.50%         1.50%      (0.10)%      1.55%         (0.15)%      853.36%
  1999 (3)                   1.36%+         3,658         1.50%*        1.50%*      0.09%*      2.67%*        (1.08)%*     173.09%+

PBHG LARGE CAP VALUE FUND

  PBHG CLASS
  2002 (1)                  (3.86)%      $524,236         1.14%         1.13%       0.24%       1.14%          0.24%       947.66%
  2001 (1)                  20.42%        425,414         1.16%         1.16%       0.91%       1.16%          0.91%      1184.89%
  2000                      14.25%         32,922         1.11%         1.11%       0.71%       1.11%          0.71%      1018.03%
  1999                      20.29%         44,922         1.01%         1.01%       0.59%       1.01%          0.59%       568.20%
  1998                      39.47%         76,476         1.17%         1.17%       0.98%       1.17%          0.98%       403.59%

  ADVISOR CLASS
  2002 (1)                  (4.15)%      $    195         1.39%         1.38%      (0.04)%      1.39%         (0.04)%      947.66%
  2001 (1,2)                 0.00%+           100         1.40%*        1.40%*      0.39%*      1.40%*         0.39%*     1184.89%

PBHG MID-CAP VALUE FUND

  PBHG CLASS
  2002 (1)                   9.00%       $464,987         1.32%         1.31%      (0.15)%      1.32%         (0.15)%      236.85%
  2001 (1)                   9.43%        231,117         1.35%         1.35%       0.40%       1.35%          0.40%       248.10%
  2000 (1)                  42.21%         60,690         1.44%         1.44%      (0.15)%      1.44%         (0.15)%      742.57%
  1999                       8.35%         56,981         1.33%         1.33%       0.01%       1.33%          0.01%       732.73%
  1998 (7)                  61.06%+        54,173         1.47%*        1.47%*     (0.17)%*     1.47%*        (0.17)%*     399.96%+

  ADVISOR CLASS
  2002 (1,8)                13.09%+      $    127         1.55%*        1.54%*     (0.49)%*     1.55%*        (0.49)%*     236.85%

                               Net                    Realized and                                     Net
                              Asset       Net          Unrealized    Distributions  Distributions     Asset
                              Value    Investment       Gains or       from Net         from          Value
                            Beginning    Income         (Losses)      Investment       Capital         End         Total
                            of Period    (Loss)      on Securities      Income          Gains       of Period      Return
----------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP VALUE FUND

  PBHG CLASS
  2002 (1)                    $18.48     $(0.14)        $ 2.31              --             --         $20.65        11.74%
  2001 (1)                     18.75      (0.02)          0.58              --         $(0.83)         18.48         2.99%
  2000 (1)                     11.38      (0.08)          7.45              --             --          18.75        64.76%
  1999 (1)                     15.38      (0.09)         (3.06)             --          (0.85)         11.38       (20.93)%
  1998 (7)                     10.00      (0.03)          6.15              --          (0.74)         15.38        62.27%+

  ADVISOR CLASS
  2002 (1)                    $18.47     $(0.22)        $ 2.35              --             --         $20.60        11.53%
  2001 (1,2)                   19.67      (0.02)         (1.18)             --             --          18.47        (6.10)%+

PBHG SPECIAL EQUITY FUND
(PREDECESSOR -- NWQ SPECIAL EQUITY PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 (9)                    $11.73     $ 0.05         $ 2.20          $(0.06)            --         $13.92        19.20%+
  2001 (10)                    13.28       0.08           0.09           (0.06)        $(1.66)         11.73         1.23%
  2000 (10)                    11.84       0.07           1.55           (0.07)         (0.11)         13.28        13.80%
  1999 (10)                    10.01       0.03           1.88           (0.03)         (0.05)         11.84        19.33%
  1998 (10,11)                 10.00       0.02          (0.01)             --             --          10.01         0.10%+

PBHG DISCIPLINED EQUITY FUND
(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)

  PBHG CLASS
  2002 (12)                   $10.33     $ 0.02         $ 0.07              --**           --         $10.42         0.89%+
  2001 (13)                    11.09       0.07          (0.76)         $(0.07)            --          10.33        (6.22)%
  2000 (13)                    12.31       0.06          (1.20)          (0.06)        $(0.02)         11.09        (9.33)%
  1999 (13)                    10.90       0.10           2.06           (0.10)         (0.65)         12.31        20.06%
  1998 (13)                     8.43       0.06           3.07           (0.07)         (0.59)         10.90        37.82%
  1997 (13)                     7.43       0.09           2.12           (0.10)         (1.11)          8.43        29.86%

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

  PBHG CLASS
  2002 (1)                    $ 4.95     $(0.08)        $(1.07)             --             --         $ 3.80       (23.23)%
  2001 (1,14)                  10.00      (0.12)         (4.93)             --             --           4.95       (50.50)%+

                                                                                                   Ratio
                                                                                                   of Net
                                                                                      Ratio      Investment
                                                             Rates       Ratio     of Expenses  Income (Loss)
                                                          of Expenses    of Net    to Average    to Average
                                  Net                      to Average  Investment  Net Assets    Net Assets
                                Assets         Ratio       Net Assets    Income    (Excluding    (Excluding
                                  End        of Expenses   (Including    (Loss)      Waivers       Waivers)   Portfolio
                               of Period     to Average     Expense    to Average  and Expense   and Expense   Turnover
                                 (000)       Net Assets    Reduction)  Net Assets   Reduction)    Reduction)     Rate
------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP VALUE FUND

  PBHG CLASS
  2002 (1)                    $290,007         1.48%          1.48%      (0.72)%      1.48%         (0.72)%     144.85%
  2001 (1)                     251,994         1.49%          1.49%      (0.09)%      1.49%         (0.09)%     177.69%
  2000 (1)                      92,634         1.50%          1.50%      (0.56)%      1.58%         (0.64)%     352.85%
  1999 (1)                      69,787         1.48%          1.48%      (0.71)%      1.48%         (0.71)%     273.87%
  1998 (7)                     125,834         1.49%*         1.49%*     (0.52)%*     1.49%*        (0.52)%*    263.04%+

  ADVISOR CLASS
  2002 (1)                    $    364         1.73%          1.73%      (1.12)%      1.73%         (1.12)%     144.85%
  2001 (1,2)                        94         1.73%*         1.73%*     (0.34)%*     1.73%*        (0.34)%*    177.69%

PBHG SPECIAL EQUITY FUND
(PREDECESSOR -- NWQ SPECIAL EQUITY PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 (9)                    $ 25,505         1.25%*         1.25%*      0.86%*      2.21%*        (0.10)%*     13.92%+
  2001 (10)                     16,996         1.25%          1.25%       0.54%       1.54%          0.25%       66.00%
  2000 (10)                     29,547         1.15%          1.15%       0.60%       1.66%          0.09%       49.00%
  1999 (10)                     16,406         1.22%          1.22%       0.26%       1.70%         (0.22)%      26.00%
  1998 (10,11)                  14,167         1.16%*         1.16%*      0.42%*      1.98%*        (0.41)%*     23.00%+

PBHG DISCIPLINED EQUITY FUND
(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)

  PBHG CLASS
  2002 (12)                   $101,615         0.99%*         0.99%*      0.63%*      1.33%*         0.29%*      65.99%+
  2001 (13)                     95,031         0.99%          0.99%       0.64%       1.09%          0.54%      229.00%
  2000 (13)                    118,545         0.97%          0.97%       0.53%       0.97%          0.53%      270.00%
  1999 (13)                    145,185         0.99%          0.99%       1.08%       1.11%          0.96%      261.00%
  1998 (13)                     33,889         1.26%          1.26%       0.78%       2.25%         (0.21)%     297.00%
  1997 (13)                      7,331         1.00%          1.00%       1.17%       2.24%         (0.07)%     189.00%

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

  PBHG CLASS
  2002 (1)                    $ 35,646         2.30%          2.15%      (1.75)%      2.60%         (2.20)%     192.61%
  2001 (1,14)                   49,909         2.15%*         2.15%*     (1.57)%*     2.15%*        (1.57)%*    314.47%+

                               Net                    Realized and                                     Net
                              Asset       Net          Unrealized    Distributions  Distributions     Asset
                              Value    Investment       Gains or       from Net         from          Value
                            Beginning    Income         (Losses)      Investment       Capital         End
                            of Period    (Loss)      on Securities      Income          Gains       of Period
----------------------------------------------------------------------------------------------------------------------------
PBHG REIT FUND
(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 (15)                   $ 8.78     $ 0.09         $  0.80         $(0.09)            --          --          $ 9.58
  2001 (13)                     9.56       0.47            0.46          (0.45)        $(1.21)     $(0.05)(16)       8.78
  2000 (13)                     8.04       0.36            1.60          (0.36)            --       (0.08)(16)       9.56
  1999 (13)                     8.62       0.43           (0.54)         (0.47)            --          --            8.04
  1998 (13)                    10.49       0.32           (1.88)         (0.31)            --          --            8.62
  1997 (13)                    10.96       0.40            1.82          (0.45)         (2.24)         --           10.49

  ADVISOR CLASS
(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- ADVISER CLASS)
  2002 (15)                   $ 8.75     $ 0.09         $  0.79         $(0.08)            --          --          $ 9.55
  2001 (13)                     9.55       0.43            0.45          (0.43)        $(1.21)     $(0.04)(16)       8.75
  2000 (13)                     8.04       0.31            1.60          (0.33)            --       (0.07)(16)       9.55
  1999 (13)                     8.62       0.39           (0.53)         (0.44)            --          --            8.04
  1998 (13)                    10.50       0.25           (1.86)         (0.27)            --          --            8.62
  1997 (13)                    10.98       0.35            1.80          (0.39)         (2.24)         --           10.50

PBHG STRATEGIC SMALL COMPANY FUND

  PBHG CLASS
  2002 (1)                    $12.08     $(0.13)        $  1.42             --             --          --          $13.37
  2001 (1)                     19.34      (0.11)          (4.55)            --         $(2.60)         --           12.08
  2000 (1)                     10.54      (0.13)          10.18             --          (1.25)         --           19.34
  1999 (1)                     12.89      (0.11)          (1.78)            --          (0.46)         --           10.54
  1998                          8.86      (0.11)           5.01             --          (0.87)         --           12.89

PBHG TECHNOLOGY & COMMUNICATIONS FUND

  PBHG CLASS
  2002 (1)                    $19.70     $(0.21)        $ (4.70)            --             --          --          $14.79
  2001 (1)                     85.02      (0.46)         (59.61)            --         $(5.25)         --           19.70
  2000 (1)                     27.59      (0.54)          62.84             --          (4.87)         --           85.02
  1999 (1)                     19.27      (0.19)           8.80             --          (0.29)         --           27.59
  1998                         14.63      (0.23)           5.72             --          (0.85)         --           19.27

  ADVISOR CLASS
  2002 (1)                    $19.70     $(0.23)        $ (4.72)            --             --          --          $14.75
  2001 (1,2)                   34.43      (0.04)         (14.69)            --             --          --           19.70

                                                                                                   Ratio
                                                                                                   of Net
                                                                                      Ratio      Investment
                                                             Rates       Ratio     of Expenses  Income (Loss)
                                                          of Expenses    of Net    to Average    to Average
                                   Net                     to Average  Investment  Net Assets    Net Assets
                                 Assets        Ratio       Net Assets    Income    (Excluding    (Excluding
                                   End       of Expenses   (Including    (Loss)      Waivers       Waivers)   Portfolio
                   Total        of Period    to Average     Expense    to Average  and Expense   and Expense   Turnover
                   Return         (000)      Net Assets    Reduction)  Net Assets   Reduction)    Reduction)     Rate
------------------------------------------------------------------------------------------------------------------------
PBHG REIT FUND

(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 (15)        10.11%+     $   76,679      1.36%*        1.36%*       4.20%*     1.47%*        4.09%*        25.08%+
  2001 (13)        10.41%          61,378      1.14%         1.14%        4.57%      1.14%         4.57%        139.00%
  2000 (13)        24.90%          75,013      1.36%         1.36%        4.14%      1.36%         4.14%         76.00%
  1999 (13)        (1.16)%         65,767      1.25%         1.25%        5.12%      1.25%         5.12%         49.00%
  1998 (13)       (15.12)%         79,717      1.22%         1.22%        3.14%      1.22%         3.14%         80.00%
  1997 (13)        21.12%         134,746      1.09%         1.09%        3.57%      1.09%         3.57%         90.00%

  ADVISOR CLASS
(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- ADVISER CLASS)
  2002 (15)        10.08%+     $   19,738      1.61%*        1.61%*       3.86%*     1.72%*        3.73%*        25.08%+
  2001 (13)         9.88%(17)      18,858      1.62%         1.62%        4.07%      1.62%         4.07%        139.00%
  2000 (13)        24.22%(17)      23,417      1.89%         1.89%        3.54%      1.89%         3.54%         76.00%
  1999 (13)        (1.62)%(17)     29,502      1.73%         1.73%        4.64%      1.73%         4.64%         49.00%
  1998 (13)       (15.54)%(17)     46,665      1.73%         1.73%        2.65%      1.73%         2.65%         80.00%
  1997 (13)        20.44%(17)      85,222      1.59%         1.59%        3.14%      1.59%         3.14%         90.00%

PBHG STRATEGIC SMALL COMPANY FUND

  PBHG CLASS
  2002 (1)         10.68%       $   86,243     1.50%         1.49%       (0.96)%     1.50%        (0.97)%       118.88%
  2001 (1)        (27.04)%          76,331     1.50%         1.50%       (0.63)%     1.50%        (0.63)%       143.04%
  2000 (1)         99.74%           75,225     1.50%         1.50%       (0.93)%     1.55%        (0.98)%       240.55%
  1999 (1)        (14.52)%          48,029     1.50%         1.50%       (0.97)%     1.54%        (1.01)%       140.89%
  1998             56.54%          111,983     1.45%         1.45%       (0.92)%     1.45%        (0.92)%       215.46%

PBHG TECHNOLOGY & COMMUNICATIONS FUND

  PBHG CLASS
  2002 (1)        (24.92)%      $  581,091     1.39%         1.38%       (1.17)%     1.39%        (1.19)%       185.33%
  2001 (1)        (74.20)%         920,965     1.25%         1.25%       (0.81)%     1.25%        (0.81)%       291.41%
  2000 (1)        233.99%        3,843,946     1.19%         1.19%       (0.96)%     1.19%        (0.96)%       362.38%
  1999 (1)         45.33%          536,405     1.34%         1.34%       (0.96)%     1.34%        (0.96)%       276.07%
  1998             38.29%          495,697     1.30%         1.30%       (0.91)%     1.30%        (0.91)%       259.89%

  ADVISOR CLASS
  2002 (1)        (25.13)%      $   10,288     1.64%         1.63%       (1.42)%     1.64%        (1.44)%       185.33%
  2001 (1,2)      (42.78)%+            172     1.50%*        1.50%*      (0.58)%*    1.50%*       (0.58)%*      291.41%

[GRAPHIC] FINANCIAL HIGHLIGHTS (CONCLUDED)

                 Net                               Realized and                                                   Net
                Asset        Net                    Unrealized    Distributions  Distributions                   Asset
                Value    Investment                  Gains or        from Net        from                        Value
              Beginning    Income    Redemption      (Losses)       Investment      Capital        Reverse        End
              of Period    (Loss)       Fees       on Securities      Income         Gains       Stock Split   of Period
------------------------------------------------------------------------------------------------------------------------
PBHG IRA CAPITAL PRESERVATION FUND

(PREDECESSOR -- IRA CAPITAL PRESERVATION PORTFOLIO)

  PBHG CLASS
  2002 (18)     $10.00     $0.20          --**         --            $(0.20)        $(0.04)        $0.04(20)     $10.00
  2001 (10)      10.00      0.61       $0.01           --             (0.62)            --            --          10.00
  2000 (10)      10.00      0.65        0.01           --             (0.66)            --            --          10.00
  1999 (10,19)   10.00      0.11          --           --             (0.11)            --            --          10.00

PBHG CASH RESERVES FUND

  PBHG CLASS
  2002          $ 1.00     $0.03          --           --            $(0.03)            --            --         $ 1.00
  2001            1.00      0.06          --           --             (0.06)            --            --           1.00
  2000            1.00      0.05          --           --             (0.05)            --            --           1.00
  1999            1.00      0.05          --           --             (0.05)            --            --           1.00
  1998            1.00      0.05          --           --             (0.05)            --            --           1.00

*     Annualized

**    Amount is less than $0.01 per share.

+     Total return and portfolio turnover have not been annualized.

(1)   Per share calculations were performed using average shares for the period.

(2) The PBHG Large Cap 20 Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Value Fund Advisor Class, PBHG Small Cap Value Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.

(3) The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.

(4) On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

(5)   For the year or period ended April 30.

(6)   The PBHG Clipper Focus Fund commenced operations on September 10, 1998.

(7) The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on April 30, 1997.

(8) The PBHG Mid-Cap Value Fund Advisor class commenced operations on October 31, 2001.

(9) On December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The operations of the PBHG Special Equity Fund prior to the acquisition were those of the predecessor fund, the NWQ Special Equity Portfolio. The NWQ Special Equity Portfolio was a series of the UAM Funds, Inc.

(10)  For the year or period ended October 31.

(11)  The PBHG Special Equity Fund commenced operations on November 4, 1997.

(12) On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.

                                                                                    Ratio          Ratio of
                                                       Ratio of      Ratio       of Expenses    Net Investment
                                                       Expenses      of Net       to Average     Income (Loss)
                               Net                    to Average   Investment     Net Assets      to Average
                              Assets       Ratio      Net Assets     Income      (Excluding       Net Assets
                               End      of Expenses   (Including     (Loss)        Waivers    (Excluding Waivers  Portfolio
                  Total     of Period    to Average    Expense     to Average    and Expense      and Expense     Turnover
                 Return       (000)      Net Assets   Reduction)   Net Assets     Reduction)       Reduction)        Rate
---------------------------------------------------------------------------------------------------------------------------
PBHG IRA CAPITAL PRESERVATION FUND

(PREDECESSOR -- IRA CAPITAL PRESERVATION PORTFOLIO)

  PBHG CLASS
  2002 (18)       1.98%+    $518,004       1.00%*       1.00%*       4.67%*          1.32%*          4.35%*       116.91%+
  2001 (10)       6.34%       71,298       1.00%        1.00%        5.97%           1.62%           5.35%        196.00%
  2000 (10)       6.80%       24,065       1.03%        1.03%        6.53%           1.84%           5.69%         72.00%
  1999 (10,19)    1.12%+         867       1.00%*       1.00%*       6.67%*         46.23%*        (38.56)%*      137.00%+

PBHG CASH RESERVES FUND

  PBHG CLASS
  2002            2.55%     $107,513       0.59%        0.58%        2.92%           0.59%           2.91%          n/a
  2001            5.98%      525,463       0.52%        0.52%        5.78%           0.52%           5.78%          n/a
  2000            4.81%      579,458       0.69%        0.69%        4.78%           0.69%           4.78%          n/a
  1999            4.84%      144,239       0.70%        0.70%        4.72%           0.70%           4.72%          n/a
  1998            5.13%      117,574       0.68%        0.68%        5.00%           0.68%           5.00%          n/a

(13)  For the year ended December 31.

(14) The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

(15) On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

(16) Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

(17) The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.

(18) On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

(19) The PBHG IRA Capital Preservation Fund commenced operations on August 31, 1999.

(20) In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                            FOR MORE INFORMATION

PBHG FUNDS
--------------------------------------------------------------------------------

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR

PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG-ADVPROSPECTUS 7/02

TO OBTAIN INFORMATION
================================================================================

BY TELEPHONE

Call 1-800-433-0051

BY MAIL

PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET

www.pbhgfunds.com

Text-only versions and other information about PBHG Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, or by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of this information may be obtained, for a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                         [GRAPHIC] PBHG FUNDS
                                   PRIVACY POLICY

                      Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 29, 2002

                                     TRUST:
                                   PBHG FUNDS

                                     FUNDS:

     PBHG GROWTH FUND                         PBHG FOCUSED VALUE FUND
 PBHG EMERGING GROWTH FUND                    PBHG CASH RESERVES FUND
PBHG NEW OPPORTUNITIES FUND            PBHG TECHNOLOGY & COMMUNICATIONS FUND
PBHG LARGE CAP GROWTH FUND               PBHG STRATEGIC SMALL COMPANY FUND
  PBHG SELECT EQUITY FUND          PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
   PBHG CORE GROWTH FUND                      PBHG CLIPPER FOCUS FUND
     PBHG LIMITED FUND                  PBHG IRA CAPITAL PRESERVATION FUND
  PBHG LARGE CAP 20 FUND                     PBHG SPECIAL EQUITY FUND
 PBHG LARGE CAP VALUE FUND             (FORMERLY, PBHG NEW PERSPECTIVE FUND)
  PBHG MID-CAP VALUE FUND                  PBHG DISCIPLINED EQUITY FUND
 PBHG SMALL CAP VALUE FUND                        PBHG REIT FUND

              INVESTMENT ADVISER: PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the Funds named above. It should be read in conjunction with the current Prospectuses for the Funds. The Prospectuses dated July 29, 2002 may be obtained without charge by calling 1-800-433-0051.

The Annual Report, except for page 1, is incorporated herein by reference for each Fund. The Annual Report may be obtained without charge by calling 1-800-433-0051.

      --------------------------------------------------------------------
                                Table of Contents
      --------------------------------------------------------------------
      THE TRUST                                                          2
      --------------------------------------------------------------------
      DESCRIPTION OF PERMITTED INVESTMENTS                               4
      --------------------------------------------------------------------
      INVESTMENT LIMITATIONS                                            29
      --------------------------------------------------------------------
      TRUSTEES AND OFFICERS OF THE TRUST                                34
      --------------------------------------------------------------------
      5% AND 25% SHAREHOLDERS                                           39
      --------------------------------------------------------------------
      THE ADVISER                                                       46
      --------------------------------------------------------------------
      THE SUB-ADVISERS                                                  50
      --------------------------------------------------------------------
      THE DISTRIBUTOR                                                   60
      --------------------------------------------------------------------
      THE ADMINISTRATOR AND SUB-ADMINISTRATOR                           61
      --------------------------------------------------------------------
      OTHER SERVICE PROVIDERS                                           63
      --------------------------------------------------------------------
      PORTFOLIO TRANSACTIONS                                            63
      --------------------------------------------------------------------
      DESCRIPTION OF SHARES                                             67
      --------------------------------------------------------------------
      PURCHASES AND REDEMPTIONS OF SHARES                               68
      --------------------------------------------------------------------
      DETERMINATION OF NET ASSET VALUE                                  76
      --------------------------------------------------------------------
      TAXES                                                             77
      --------------------------------------------------------------------
      PERFORMANCE ADVERTISING                                           83
      --------------------------------------------------------------------
      COMPUTATION OF YIELD                                              83
      --------------------------------------------------------------------
      CALCULATION OF TOTAL RETURN                                       84
      --------------------------------------------------------------------
      FINANCIAL STATEMENTS                                              92
      --------------------------------------------------------------------
      CREDIT RATINGS                                                    95
      --------------------------------------------------------------------

                                    THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.

Effective with the close of business on December 14, 2001, PBHG Clipper Focus Fund acquired the assets of Clipper Focus Portfolio of UAM Funds Trust, PBHG Special Equity Fund acquired the assets of NWQ Special Equity Portfolio of UAM Funds, Inc., and PBHG REIT Fund acquired the assets of Heitman Real Estate Portfolio of UAM Funds Trust. Effective with the close of business on January 11, 2002, PBHG Disciplined Equity Fund acquired the assets of Analytic Enhanced Equity Fund of UAM Funds II, Inc. and PBHG IRA Capital Preservation Fund acquired the assets of IRA Capital Preservation Portfolio of UAM Funds Trust. In addition, for the period July 27, 1998 to April 7, 1999, the Institutional Class shares of the Analytic Enhanced Equity Fund were known as the Class A Shares of the PBHG Advisor Enhanced Equity Fund, a series of the PBHG Advisor Funds, Inc. Pilgrim Baxter managed and Analytic Investors sub-advised the PBHG Advisor Enhanced Equity Fund. On April 7, 1999, the PBHG Advisor Funds, Inc. changed its name to UAM Funds, II and the Class A shares of the PBHG Advisor Enhanced Equity Fund were renamed the Institutional Class shares of the Analytic Enhanced Equity Fund. From July 1, 1993 (commencement of operations) to July 27, 1998, the Class A shares of the PBHG Advisor Enhanced Equity Fund were known as the Analytic Enhanced Equity Portfolio, a series of the Analytic Series Fund, Inc. The Analytic Enhanced Equity Portfolio was managed by Analytic Investors, the Fund's sub-adviser. On July 27, 1998, the Class A Shares of the PBHG Advisor Enhanced Equity Fund acquired the assets and assumed the liabilities of the Analytic Enhanced Equity Portfolio.

This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through two separate classes, PBHG Class and Advisor Class (formerly the Trust Class) shares, which have different distribution costs, voting rights and dividends. Except for these differences, each PBHG Class share and each Advisor Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to both classes of shares of the Trust. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.

Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Fund. The table below sets forth the sub-advisers and the Funds that they sub-advise.

-----------------------------------------------------------------------------------
                 SUB-ADVISER                                  FUNDS
                 -----------                                  -----
-----------------------------------------------------------------------------------
Wellington Management Company, LLP                    Cash Reserves Fund
("Wellington Management")
-----------------------------------------------------------------------------------
Pacific Financial Research, Inc. ("PFR")              Clipper Focus Fund
-----------------------------------------------------------------------------------
Analytic Investors, Inc. ("Analytic")                 Disciplined Equity Fund
-----------------------------------------------------------------------------------
Dwight Asset Management Company ("Dwight")            IRA Capital Preservation Fund
-----------------------------------------------------------------------------------
NWQ Investment Management Company ("NWQ")             Special Equity Fund
-----------------------------------------------------------------------------------
Heitman Real Estate Securities LLC (formerly named    REIT Fund
Heitman/PRA Securities Advisors LLC) ("Heitman")
-----------------------------------------------------------------------------------

                      DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

      o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

      o Factors affecting an entire industry, such as increases in production costs; and

      o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. A Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Fund's total assets. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Fund, the securities underlying such futures contracts or options will at all times be maintained by that Fund or, in the case of index futures contracts, the Fund will own securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the

Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intend to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap here it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts - "SPDRs"). Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or
(iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.

FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Advisers may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable Sub-Adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or

European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

      o Has total assets of at least $1 billion, or the equivalent in other currencies; and

      o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

      o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap Value, Mid-Cap Value, Large Cap Value, Disciplined Equity, Special Equity, IRA Capital Preservation and REIT Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

      o The borrower must provide collateral at least equal to the market value of the securities loaned;

      o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

      o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

      o     The Fund must be able to terminate the loan at any time;

      o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

      o The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

      o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

      o     Experience delays in recovering its securities.

The Funds currently do not intend to engage in securities lending.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

A Fund typically sells securities short to:

      o     Take advantage of an anticipated decline in prices.

      o     Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES. A Fund will not short sell a security if:

      o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

      o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; and

      o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING

Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves and IRA Capital Preservation Funds) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Limited Fund, New Opportunities Fund, Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Value Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Core Growth Fund, Select Equity Fund, Focused Value Fund, Technology & Communications

Fund, Global Technology & Communications Fund, Disciplined Equity Fund, Special Equity Fund and REIT Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain sub-advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Fund (except the Cash Reserves and IRA Capital Preservation Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The Global Technology & Communications Fund's investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Global Technology & Communications Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Fund (except the Cash Reserves and IRA Capital Preservation Funds) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund and Global Technology & Communications Fund are non-diversified, which means they will invest a higher percentage of their assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on each Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund and Global Technology & Communications Fund are concentrated, which means they will invest 25% or more of their total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund and Global Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund and Global Technology & Communications Fund invest may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO")

A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

WRAPPER AGREEMENTS

Wrapper Agreements are used in order to stabilize the NAV of the IRA Capital Preservation Fund. Each Wrapper Agreement obligates the Wrapper Provider to maintain the "Book Value" of a portion of the Fund's assets (Covered Assets) up to a specified maximum dollar amount, upon the occurrence of certain specified events. Generally, the Book Value of the Covered Assets is their purchase price plus interest on the Covered Assets accreted at a rate specified in the Wrapper Agreement (Crediting Rate) minus withdrawls from Covered Assets and less an adjustment to reflect any defaulted securities. The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements purchased by the Fund, the Crediting Rate used in computing Book Value is the actual yield of the Covered Assets, or an index-based approximation thereof plus or minus the amortization of unrealized gain or loss on the Covered Assets. As a result, while the Crediting Rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the Covered Assets. The Crediting Rate may also be impacted by defaulted securities and by increases and decreases of the amount of Covered Assets as a result of contributions and withdrawals tied to the purchase and redemption of shares. In no event will the Crediting Rate fall below zero percent under the Wrapper Agreements entered into by the Fund. Wrapper providers are generally banks, insurance companies and other financial institutions. The cost of wrapper agreements is typically 0.21% to 0.26% per dollar of Covered Assets per annum.

Generally, under the terms of a Wrapper Agreement, if the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value at the time the Covered Assets are liquidated in order to provide proceeds for withdrawals of Fund interests resulting from redemptions of shares by Individual Retirement Account owners, the Wrapper Provider becomes obligated to pay to the Fund the difference. Conversely, the Fund becomes obligated to make a payment to the Wrapper Provider if it is necessary for the Fund to liquidate Covered Assets at a price above their Book Value in order to make withdrawal payments. The terms of the Wrapper Agreements vary concerning when these payments must actually be made between the Fund and the Wrapper Provider. In some cases, payments may be due upon disposition of Covered Assets; other Wrapper Agreements provide for settlement of payments only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets. (Withdrawals generally will arise when the Fund must pay shareholders who redeem shares.)

Because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Fund the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will be obligated to pay an amount as designated by their contract according to the withdrawal hierarchy specified by the Adviser or sub-adviser in the Wrapper Agreement. Thus, the Fund will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation.

The Fund expects that the use of Wrapper Agreements will under most circumstances permit it to maintain a constant NAV and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the covered assets held by the Fund less the expenses of the Fund. HOWEVER, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MAINTAIN A CONSTANT NAV OR THAT ANY SHAREHOLDER WILL REALIZE THE SAME INVESTMENT RETURN AS MIGHT BE REALIZED BY INVESTING DIRECTLY IN THE FUND ASSETS OTHER THAN THE WRAPPER AGREEMENTS. For example, a default or a credit downgrade by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Fund assets and, consequently, the shares. The Wrapper Agreements generally do not protect the Fund from loss if an issuer of portfolio securities defaults on payments of interest or principal or if the issuer's securities lose value because of credit downgrades. Additionally, a Fund shareholder may realize more or less than the actual investment return on the portfolio securities. FURTHERMORE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE AT ALL TIMES TO OBTAIN WRAPPER AGREEMENTS. Although it is the current intention of the Fund to obtain such agreements covering all of its assets (with the exceptions noted), the Fund may elect not to cover some or all of its assets with Wrapper Agreements should Wrapper Agreements become unavailable or should other conditions such as cost, in the Adviser's or sub-adviser's sole discretion, render their purchase inadvisable.

If, in the event of a default of a Wrapper Provider, the Fund were unable to obtain a replacement Wrapper Agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the Wrapper Agreement was below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of maintaining a stable NAV. If the Board determines that a Wrapper Provider is unable to make payments when due or if the Wrapper Provider credit rating is downgraded, the Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Fund might be unable to maintain NAV stability.

Some Wrapper Agreements require that the Fund maintain a specified percentage of its total assets in short-term investments (Liquidity Reserve). These short-term investments must be used for the payment of withdrawals from the Fund and Fund expenses. To the extent the Liquidity Reserve falls below the specified percentage of total assets, the Fund is obligated to direct all net cash flow to the replenishment of the Liquidity Reserve. The obligation to maintain a Liquidity Reserve may result in a lower return for the Fund than if these assets were invested in longer-term debt securities.

Wrapper Agreements may also require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Fund will purchase Wrapper Agreements whose criteria in this regard are consistent with the Fund's investment objective and policies.

Wrapper Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Fund's ability to hold such downgraded securities.

Wrapper Agreements are structured with a number of different features. Wrapper Agreements purchased by the Fund are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the Wrapper Agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Fund enters into particular types of Wrapper Agreements depending upon their respective cost to the Fund and the Wrapper Provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Fund will enter into participating Wrapper Agreements of open-end maturity.

TYPES OF WRAPPER AGREEMENTS

Non-Participating Wrapper Agreement. Under a non-participating Wrapper Agreement, the Wrapper Provider becomes obligated to make a payment to the Fund whenever the Fund sells Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a "Benefit Event"). Conversely, the Fund becomes obligated to make a payment to the Wrapper Provider whenever the Fund sells Covered Assets at a price above their Book Value in response to a Benefit Event. In neither case is the Crediting Rate adjusted at the time of the Benefit Event. Accordingly, under this type of Wrapper Agreement, while the Fund is protected against decreases in the market value of the Covered Assets below Book value, it does not realize increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

Participating Wrapper Agreement. Under a participating Wrapper Agreement, the obligation of the Wrapper Provider or the Fund to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the Crediting Rate and the fair value of the Wrapper Agreement. Generally, all of the Fund's Wrapper Agreements are participating.

Hybrid Wrapper Agreement. Under a hybrid Wrapper Agreement, the obligation of the Wrapper Provider or the Fund to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur. For example, a 50/50 hybrid wrap on $100 million of securities would provide for a participating wrapper be in place for the first $50 million of withdrawals which might lead to adjustments in the Crediting Rate, with a non-participating wrapper in place for the next $50 million of withdrawals, with those withdrawals not creating any adjustment to the Crediting Rate.

Fixed-Maturity Wrapper Agreement. A fixed-maturity Wrapper Agreement terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrapper Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrapper Agreement.

Evergreen Wrapper Agreement. An evergreen Wrapper Agreement has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrapper Agreement, the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. Depending on the contractual provisions of the Wrapper Agreement, an Evergreen Wrapper Agreement may be converted into a fixed-maturity Wrapper Agreement that will mature in the number of years equal to the duration of the Covered Assets. Generally, all of the Fund's Wrapper Agreements will be evergreen agreements.

ADDITIONAL RISKS OF WRAPPER AGREEMENTS

In the event of the default of a Wrapper Provider, the Fund could potentially lose the Book Value protections provided by the Wrapper Agreements with that Wrapper Provider. However, the impact of such a default on the Fund as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the wrapper provider would have no obligation to make payments to the Fund under those circumstances. In such event, the Fund may still have an obligation to the defaulting Wrapper Provider to make payment for the excess market value of the Covered Assets over the Book Value. In addition, the Fund may be able to obtain another Wrapper Agreement from another Wrapper Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrapper Agreement might be higher than the initial Wrapper Agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those Covered Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrapper Provider. If the Fund were unable to obtain a replacement Wrapper Agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of seeking to maintain a stable NAV.

With respect to payments made under the Wrapper Agreements between the Fund and the Wrapper Provider, Non-Participating Wrapper Agreements provide that payments may be due upon disposition of the Covered Assets, while Participating Wrapper Agreements provide for payment only upon the total liquidation of the Covered Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper Agreements specify which Fund securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Fund the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Fund will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation. Under the terms of most Wrapper Agreements, the Wrapper Provider will have the right to terminate the Wrapper Agreement in the event that material changes are made to the Fund's investment objectives or limitations or to the nature of the Fund's operations. In such event, the Fund may be obligated to pay the Wrapper Provider termination fees. The Fund will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a Wrapper Agreement or conversion of an Evergreen Wrapper Agreement to a fixed maturity, some Wrapper Agreements may require that the duration of some portion of the Fund's securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Fund.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

1. Each Fund, other than PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund and PBHG Clipper Focus Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

      Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      This limitation does not apply to PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund or PBHG REIT Fund.

      Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund and the PBHG Global Technology & Communications Fund have an investment policy to concentrate their investments in the group of industries within the technology and communications sectors, and because PBHG REIT Fund has an investment policy to concentrate in the REIT industry, this restriction does not apply to these Funds.

5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

      Please refer to Non-Fundamental Investment Restriction number 5 for

8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Pilgrim Baxter Advised Fund." This term means other investment companies and their series portfolios that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment advisor.

1. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for PBHG Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Global Technology & Communications Fund and PBHG Clipper Focus Fund.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a Pilgrim Baxter Advised Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Fund, PBHG Global Technology and Communications Fund, or PBHG REIT Fund.

5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

6. A Fund may not invest more than 15% of its total assets in restricted securities.

7. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Pilgrim Baxter Advised Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

      Please refer to Non-Fundamental Investment Restriction number 5 for further information regarding lending money to a Pilgrim Baxter Advised Fund.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

Each of the Emerging Growth, Strategic Small Company, Small Cap Value, Mid-Cap Value, Large Cap Growth, Large Cap 20, Large Cap Value, Technology & Communications, Global Technology & Communications, Disciplined Equity and REIT Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SENIOR SECURITIES

The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO;

repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for each of the Funds latest fiscal year or fiscal period is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Maryland. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, a registered investment company advised by the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                          PRINCIPAL        THE PBHG FUND
                                                   TERM OF OFFICE*      OCCUPATION(S)      FAMILY COMPLEX
NAME, ADDRESS,            POSITION HELD WITH        AND LENGTH OF       DURING PAST 5       OVERSEEN BY     OTHER DIRECTORSHIPS
AND AGE                       THE TRUST              TIME SERVED            YEARS,            TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson           Trustee            Trustee since 1995   Chief Financial             31        Director, The Triumph
1255 Drummers Lane,                                                   Officer, The Triumph                  Group, Inc. since 1992.
 Suite 200                                                            Group, Inc.
Wayne, PA 19087                                                       (manufacturing)
(57)                                                                  since 1992.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards             Trustee            Trustee since 1995   Consultant, Syrus           31        Trustee, Provident
76 Seaview Drive,                                                     Associates (business                  Investment Counsel
Santa Barbara,                                                        and marketing                         Trust (investment
California 93108                                                      consulting firm) since                company - 5
(55)                                                                  1986.                                 portfolios since
                                                                                                            1992. Trustee, EQ
                                                                                                            Advisors Trust
                                                                                                            (investment company
                                                                                                            - 39 portfolios)
                                                                                                            since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller              Trustee            Trustee since 1995   Senior Vice President,      31        None
7 Jennifer Drive                                                      Cherry & Webb, CWT
Holmdel, New Jersey 07733                                             Specialty Stores 1995 -
(67)                                                                  2000. Advisor and
                                                                      Secretary, the
                                                                      Underwoman Shoppes Inc.
                                                                      (retail clothing
                                                                      stores) since 1980.
                                                                      Merchandising Group
                                                                      Vice President, R.H.
                                                                      Macy & Co. (retail
                                                                      department stores),
                                                                      1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Harold J. Baxter**            Chairman of        Trustee since 1995   Chairman, Chief Executive   31        None
1400 Liberty Ridge Drive      the Board and                           Officer and Director, the
Wayne, PA                     Trustee                                 Adviser since 1982.
19087-5593                                                            Trustee, the
(55)                                                                  Administrator since May
                                                                      1996. Chairman, Chief
                                                                      Executive Officer and
                                                                      Director, Value
                                                                      Investors, since June
                                                                      1996. Trustee, PBHG Fund
                                                                      Distributors since
                                                                      January 1998. Director,
                                                                      Old Mutual (US) Holdings
                                                                      Inc. since 1996.
------------------------------------------------------------------------------------------------------------------------------------

      * Trustee of the Trust until such time as his or her successor is duly elected and appointed.

      ** Mr. Baxter is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is a Director of the Adviser.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                POSITION HELD WITH    TERM OF OFFICE* AND LENGTH
NAME, ADDRESS, AND AGE               THE FUND               OF TIME SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Gary L. Pilgrim                      President        President since 1995         President and Director, Pilgrim Baxter &
1400 Liberty Ridge Drive                                                           Associates, Ltd. Since 1982. Trustee, PBHG Fund
Wayne, PA  19087                                                                   Services since May 1996. President and Director,
(61)                                                                               Pilgrim Baxter Value Investors, Inc. since June
                                                                                   1996.
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings                   Treasurer, Chief    Treasurer, Chief Financial   Vice President, Pilgrim Baxter & Associates, Ltd.
1400 Liberty Ridge Drive         Financial Officer,   Officer, Controller since    since 2001 and Director of Mutual Fund
Wayne, PA  19087-5593                Controller       1997                         Operations, Pilgrim Baxter & Associates, Ltd.,
(38)                                                                               1996-2001. President, PBHG Fund Services since
                                                                                   1999 and Treasurer, PBHG Fund Services, May
                                                                                   1996-1999. President, PBHG Fund Services since
                                                                                   December 1998.
------------------------------------------------------------------------------------------------------------------------------------
John M. Zerr                     Vice President and   Vice President and           Senior Vice President, Pilgrim Baxter &
1400 Liberty Ridge Drive             Secretary        Secretary since 1996         Associates, Ltd. Since 2001 and General Counsel
Wayne, PA  19087-5593                                                              and Secretary, Pilgrim Baxter & Associates, Ltd.
(40)                                                                               since November 1996. General Counsel and
                                                                                   Secretary, Pilgrim Baxter Value Investors, Inc.
                                                                                   since November 1996. General Counsel and
                                                                                   Secretary, PBHG Fund Services since January 1998.
                                                                                   General Counsel and Secretary, PBHG Fund
                                                                                   Distributors since January 1998.
------------------------------------------------------------------------------------------------------------------------------------
Meghan M. Mahon                  Vice President       Vice President and           Vice President and Assistant Secretary, Pilgrim
1400 Liberty Ridge                and Assistant       Assistant Secretary          Baxter & Associates, Ltd. since 2001 and Senior
Drive Wayne, PA  19087              Secretary         since 1998                   Counsel since January 2002, Counsel, Pilgrim
(34)                                                                               Baxter & Associates, Ltd. April 1998 to December
                                                                                   2001. Assistant Secretary, Value Investors since
                                                                                   January 2000, Senior Counsel since January 2002
                                                                                   and Counsel January 2000 to December 2001.
                                                                                   Assistant Secretary, PBHG Fund Services since
                                                                                   January 2000, Senior Counsel since January 2002,
                                                                                   Counsel January 2000 to December 31, 2001.
                                                                                   Assistant Vice President, Assistant Secretary and
                                                                                   Counsel, Delaware Management Company, Inc.
                                                                                   (investment adviser) and the Delaware Investments
                                                                                   Funds (investment companies), 1997-1998.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                POSITION HELD WITH    TERM OF OFFICE* AND LENGTH
NAME, ADDRESS, AND AGE               THE FUND               OF TIME SERVED          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon                Vice President        Vice President since           Chief Compliance Officer, Pilgrim
1400 Liberty Ridge                                   2001                           Baxter & Associates, Ltd. since April
Drive Wayne, PA  19087                                                              2001. Chief Compliance Officer, Pilgrim
(38)                                                                                Baxter Value Investors, Inc., PBHG Fund
                                                                                    Services and PBHG Fund Distributors
                                                                                    since April 2001.  Vice President and
                                                                                    Senior Compliance Officer, Delaware
                                                                                    Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney III           Vice President        Vice President and             Vice President, Senior Legal Counsel
1400 Liberty Ridge Dr.          and Assistant        Assistant Secretary            and Assistant Secretary, Pilgrim Baxter
Wayne, PA 19087                   Secretary          since 2002                     & Associates, LTD since December 2001;
(42)                                                                                Director and Senior Counsel, Merrill
                                                                                    Lynch Investment Managers, L.P. and
                                                                                    Princeton Administrators, L.P. until
                                                                                    December 2001; Secretary of various
                                                                                    Merrill Lynch and Mercury open-end
                                                                                    funds, as well as Somerset Exchange
                                                                                    Fund and The Europe Fund, Inc. until
                                                                                    December 2001.
------------------------------------------------------------------------------------------------------------------------------------
James R. Foggo                 Vice President        Vice President and             Vice President and Assistant Secretary
One Freedom Valley Road         and Assistant        Assistant Secretary            of the Sub-Administrator and SEI
Oaks, PA  19456                   Secretary          since 1999                     Investments Distribution Co. since
(37)                                                                                1998.  Associate, Paul Weiss, Rifkind,
                                                                                    Wharton & Garrison (law firm), 1998.
                                                                                    Associate, Baker & McKenzie (law firm),
                                                                                    1995-1998. .
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto               Vice President        Vice President and             Vice President and Assistant Secretary
One Freedom Valley Road        and Assistant         Assistant Secretary            of SEI Investments Co. and Vice
Oaks, PA 19456                 Secretary             since 2000                     President and Assistant Secretary of
(34)                                                                                SEI Investments Mutual Fund Services
                                                                                    and SEI Investments Distribution Co.
                                                                                    since November 1999. Associate, Dechert
                                                                                    Price & Rhoads (law firm) 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

      * Officer of the Trust until such time as his or her successor is duly elected and qualified.

      The Trustees of PBHG Funds are responsible for major decisions relating to each Fund's investment goal, policies, strategies and techniques. The Trustees also supervise the operation of PBHG Funds by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to PBHG Funds. The Board of Trustees has two standing committees: a Nominating and Compensation Committee and an Audit Committee. Currently, the members of each Committee are Jettie Edwards, John Bartholdson and Albert Miller, comprising all the disinterested Trustees of PBHG Funds. The Nominating and Compensation Committee selects and nominates those persons for membership on the PBHG Funds' Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of PBHG Funds and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of PBHG Funds with legal advice as needed. During PBHG Funds' fiscal year ended March 31, 2002, the Nominating and Compensation Committee held 1 meeting. The Nominating Committee currently does not consider nominations from shareholders. The Audit Committee oversees the financial reporting process for PBHG Funds, monitoring the PBHG Funds' audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire PBHG Funds Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During PBHG Funds' fiscal year ended March 31, 2002, the Audit Committee held 2 meetings.

The table below provides the dollar range of shares of the Funds and the aggregate dollar range of shares of all funds advised by Pilgrim Baxter, owned by each Trustee as of December 31, 2001.

-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL REGISTERED INVESTMENT
                                 DOLLAR RANGE OF EQUITY                   COMPANIES IN THE PBHG FAMILY COMPLEX
NAME OF TRUSTEE                  SECURITIES IN THE FUNDS                          OVERSEEN BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------
John R. Bartholdson           $10,000 - $50,000                         $10,000 - $50,000
-----------------------------------------------------------------------------------------------------------------
Jettie M. Edwards             $50,000 - $100,000                        $50,000 - $100,000
-----------------------------------------------------------------------------------------------------------------
Albert A. Miller              Over $100,000                             Over $100,000
-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Harold J. Baxter              Over $100,000                             Over $100,000
-----------------------------------------------------------------------------------------------------------------

Each current Trustee of the Trust received the following compensation during PBHG Funds' fiscal year ended March 31, 2002:

--------------------------------------------------------------------------------------------------------------
                                                      PENSION OR
                                                      RETIREMENT                            TOTAL
                                 AGGREGATE            BENEFITS             ESTIMATED        COMPENSATION
                                 COMPENSATION         ACCRUED AS PART      ANNUAL           FROM TRUST
NAME OF PERSON,                  FROM                 OF TRUST             BENEFITS UPON    AND TRUST COMPLEX
POSITION                         TRUST                EXPENSES             RETIREMENT       PAID TO TRUSTEES**
--------------------------------------------------------------------------------------------------------------
John R. Bartholdson,             $46,500.00               N/A                 N/A              $75,500.00
Trustee                                                                                      for services on
                                                                                               two boards
--------------------------------------------------------------------------------------------------------------
Harold J. Baxter,                    N/A                  N/A                 N/A                  N/A
Trustee*
--------------------------------------------------------------------------------------------------------------
Jettie M. Edwards,               $46,500.00               N/A                 N/A              $75,500.00
Trustee                                                                                      for services on
                                                                                               two boards
--------------------------------------------------------------------------------------------------------------
Albert A. Miller,                $46,500.00               N/A                 N/A              $75,500.00
Trustee                                                                                      for services on
                                                                                               two boards
--------------------------------------------------------------------------------------------------------------

      * Mr. Baxter is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Trust.

      ** Compensation expenses are allocated pro rata based on the relative net assets of the Funds included in the Trust Complex.

                             5% AND 25% SHAREHOLDERS

As of July 12, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

--------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND - PBHG CLASS

--------------------------------------------------------------------------------
Putnam Fiduciary Trust Company                                    15.43%
FBO Employee stock ownership & savings plan
Attn: Plan Admin Team
1 Investors Way MSC C4D
Norwood, MA 02062-1599

--------------------------------------------------------------------------------
Chase Manhattan Bank                                              14.19%
NY State Deferred Compensation Plan
Attn:  Gladstone Stephenson
4 New York Plaza Fl 2
New York, NY 10004-2413

--------------------------------------------------------------------------------
Fidelity Investments Institutional Operations Co.                 11.16%
Operations Co. As Agent For
Certain Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                          9.33%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                   6.34%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt NJ 07072

--------------------------------------------------------------------------------
PBHG GROWTH FUND - PBHG CLASS

--------------------------------------------------------------------------------
Fidelity Investments Institutional Operations Co                  17.73%
As agent for certain employer benefit plans
100 Magellan Way
Covington, KY 41015-1999

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         11.35%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
Connecticut General Life Insurance 401K Plan M-110                 6.03%
Attn: Hector Flores
280 Trumball St # H19B
Hartford, CT 06103-3509

--------------------------------------------------------------------------------
National Financial Services Corp                                   5.99%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt NJ 07072
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PBHG GROWTH FUND - ADVISOR CLASS

--------------------------------------------------------------------------------
The Travelers Insurance Company                                     100.00%
Attention: Roger Ferland
1 Tower Square
Hartford, CT 06183-0002

--------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                            33.64%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                     11.60%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
Salomon Smith Barney                                                  8.49%
Exclusive Benefit of our customers
NAV Program
333 W 34th St
New York, NY 10001-2483

--------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND - ADVISOR CLASS

--------------------------------------------------------------------------------
PFPC Brokerage Services                                              70.52%
FBO American Skandia
211 S Gulph Rd
King of Prussia, PA 19406-3101

--------------------------------------------------------------------------------
Pilgrim Baxter & Associates Ltd.                                     29.48%
Attn Terri Simonetti
1400 Liberty Ridge Dr
Wayne, PA 19087

--------------------------------------------------------------------------------
PBHG SELECT EQUITY FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                            25.34%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                     19.89%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                            20.74%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                     20.09%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND-ADVISOR CLASS

--------------------------------------------------------------------------------
Transamerica Life Insurance & Annuity Company                     98.66%
P.O. Box 30368
Los Angeles, CA 90030-0368

--------------------------------------------------------------------------------
PBHG CORE GROWTH FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         13.58%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                  12.15%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG LIMITED FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                          8.79%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp
For the exclusive benefit of our customers                         5.44%
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         26.97%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                  14.40%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND - ADVISOR CLASS

--------------------------------------------------------------------------------
Pilgrim Baxter & Associates Ltd.                                  96.72%
Attn Terri Simonetti
1400 Liberty Ridge Dr
Wayne, PA 19087

--------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND - PBHG FUND

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         16.37%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                  11.68%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PBHG LARGE CAP VALUE FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         44.10%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                  16.52%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG LARGE CAP VALUE FUND - ADVISOR CLASS

--------------------------------------------------------------------------------
PFPC Brokerage Services                                           52.42%
FBO American Skandia
211 S Gulph Road
King of Prussia,  PA  19406-3101

--------------------------------------------------------------------------------
Pilgrim Baxter & Associates Ltd.                                  46.60%
Attn Terri Simonetti
1400 Liberty Ridge Dr
Wayne, PA 19087

--------------------------------------------------------------------------------
PBHG MID-CAP VALUE FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         36.14%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                  17.45%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette                                        5.27%
Transfer Department 5th Floor
PO Box 2052
Jersey City, NJ 07303-2052

--------------------------------------------------------------------------------
PBHG MID-CAP VALUE FUND - ADVISOR CLASS

--------------------------------------------------------------------------------
Investors Bank & Trust Co.                                        62.64%
FBO various retirement plans
4 Manhattanville Road
Purchase, NY 10577-2139

--------------------------------------------------------------------------------
Pilgrim Baxter & Associates Ltd.                                  37.31%
Attn Terri Simonetti
1400 Liberty Ridge Dr
Wayne, PA 19087

--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE FUND - PBHG CLASS

--------------------------------------------------------------------------------
Northern Trust Co                                                 29.99%
FBO Arthur Anderson LLP US Profit Sharing and 401 (k) Trust
PO Box 92956
Chicago, IL 60675-2956

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         22.75%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                  15.90%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND - ADVISOR CLASS

--------------------------------------------------------------------------------
Wachovia Securities Inc                                           68.41%
FBO 317-81954-12
PO Box 1220
Charlotte, NC 28201-1220

--------------------------------------------------------------------------------
Pilgrim Baxter & Associates Ltd.                                  28.80%
Attn Terri Simonetti
1400 Liberty Ridge Dr
Wayne, PA 19087

--------------------------------------------------------------------------------
PBHG FOCUSED VALUE FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         34.88%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                  16.48%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG NEW OPPORTUNITIES FUND - PBHG CLASS

--------------------------------------------------------------------------------
National Financial Services Corp                                   7.46%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS

--------------------------------------------------------------------------------
National Financial Services Corp                                  11.45%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                          9.33%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
PBHG CLIPPER FOCUS FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         48.28%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
National Financial Services Corp                                  20.39%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG IRA CAPITAL PRESERVATION FUND - PBHG CLASS

--------------------------------------------------------------------------------
National Financial Services Corp                                  93.97%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG DISCIPLINED EQUITY FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         32.36%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
UMB Bank                                                          23.76%
FBO Retirement Income Plan
928 Grand Blvd
Kansas City, MO 64106-2008

--------------------------------------------------------------------------------
National Financial Services Corp                                  12.27%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG REIT FUND -ADVISOR CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         42.46%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
Donald Lufkin & Jenrette                                          18.63%
P.O. Box 2052
Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------
National Financial Services Corp                                   9.62%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------
PBHG REIT FUND -PBHG CLASS

--------------------------------------------------------------------------------
United Nations Joint Staff                                        34.78%
Pension Plan
C/O Henry L Ouma
Chief Investment Management Service
United Nations Room  S-0702
New York, NY 10017

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         14.05%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
National Financial Services Corp                                  11.48%
For the exclusive benefit of our customers
777 Central Blvd
Carlstadt, NJ 07072

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PBHG SPECIAL EQUITY FUND - PBHG CLASS

--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                         59.06%
Reinvest Account
Attention Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------
Ironworkers District Council of TN                                 8.58%
Valley Annuity Plan
8615 Hixson Pike
Hixson, TN 37343-1561

--------------------------------------------------------------------------------

The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of each portfolio at July 12, 2002, except that the Trustees and Officers collectively owned 1.08% of the PBHG Disciplined Equity Fund, 2.67% of the PBHG Focused Value Fund, 3.70% of the PBHG Core Growth Fund, 4.89% of the PBHG Limited Fund, and 2.72% of the PBHG New Opportunities Fund.

                                   THE ADVISER

The Trust and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Pilgrim Baxter is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom.

PBHG Fund Services, the Trust's Administrator, is a wholly owned subsidiary of the Adviser (see "The Administrator" for more detail on PBHG Fund Services). PBHG Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. PBHG Fund Distributors, the Trust's Distributor, is also a wholly owned subsidiary of the Adviser (see "The Distributor" for more detail on PBHG Fund Distributors). PBHG Fund Distributors also serves as distributor to PBHG Insurance Series Fund. The Adviser has discretionary management authority with respect over $10.7 billion in assets as of June 30, 2002. In addition to advising the Funds, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust. From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as set forth in the table below. In addition, in the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust on behalf of certain Funds ("Expense Limitation Agreements") pursuant to which, with respect to the PBHG Class and Advisor Class shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Service Plan, if any, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.

--------------------------------------------------------------------------------
             FUND                    MANAGEMENT FEE         EXPENSE LIMITATION
             ----                    --------------         ------------------
--------------------------------------------------------------------------------
GROWTH FUND                                0.85%                 N/A
--------------------------------------------------------------------------------
EMERGING GROWTH FUND                       0.85%                N/A
--------------------------------------------------------------------------------
NEW OPPORTUNITIES FUND                     1.00%                1.50%(1)
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                      0.75%                N/A
--------------------------------------------------------------------------------
SELECT EQUITY FUND                         0.85%                N/A
--------------------------------------------------------------------------------
CORE GROWTH FUND                           0.85%                1.50%(1)
--------------------------------------------------------------------------------
LIMITED FUND                               1.00%                1.50%(1)
--------------------------------------------------------------------------------
LARGE CAP 20 FUND                          0.85%                1.50%(1)
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND                       0.65%                1.50%(1)
--------------------------------------------------------------------------------
MID-CAP VALUE FUND                         0.85%                1.50%(1)
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND                       1.00%                1.50%(1)
--------------------------------------------------------------------------------
FOCUSED VALUE FUND                         0.85%                1.50%(1)
--------------------------------------------------------------------------------
CASH RESERVES FUND                         0.30%                N/A
--------------------------------------------------------------------------------
TECHNOLOGY & COMMUNICATIONS FUND           0.85%                N/A
--------------------------------------------------------------------------------
STRATEGIC SMALL COMPANY FUND               1.00%                1.50%(1)
--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY & COMMUNICATIONS FUND    1.50%                2.15%(1)
--------------------------------------------------------------------------------
CLIPPER FOCUS FUND                         1.00%                1.50%(2)
--------------------------------------------------------------------------------
DISCIPLINED EQUITY FUND                    0.70%(3)             1.50%(2)
--------------------------------------------------------------------------------
IRA CAPITAL PRESERVATION FUND              0.60%(3)             1.25%(2)
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND                        1.00%(3)             1.50%(2)
--------------------------------------------------------------------------------
REIT FUND                                  0.85%(3)             1.50%(2)
--------------------------------------------------------------------------------

The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

(1) Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement for these Funds until March 31, 2003. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed 1.50% (or 2.15% for the Global Technology & Communications Fund). Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than 1.50% (or 2.15% for the Global Technology & Communications Fund); and (iii) the payment of such reimbursement was approved by the Board of Trustees on a quarterly basis.

(2) Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Clipper Focus Fund, Disciplined Equity Fund, IRA Capital Preservation Fund, Special Equity Fund and the REIT Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of 12b-1 fees, if any, and certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.40%, 0.99%, 1.00%, 1.25% and 1.36%, respectively, until September 25, 2002 and not more than 1.50% (1.25% for IRA Capital Preservation Fund) until March 31, 2003. In any year after September 25, 2002 in which a Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of 12b-1 fees, if any, and certain other expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50% (1.25% for IRA Capital Preservation Fund), the Funds' Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on a Fund's behalf during the previous two fiscal years after September 25, 2002.

(3) Pilgrim Baxter is entitled to receive a management fee of 1.00% under its investment advisory agreement with the Special Equity Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.85% from the Special Equity Fund until September 25, 2002. Pilgrim Baxter is entitled to receive a management fee of 0.70% under its investment advisory agreement with the Disciplined Equity Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.60% from the Disciplined Equity Fund until September 25, 2002. Pilgrim Baxter is entitled to receive a management fee of 0.60% under its investment advisory agreement with the IRA Capital Preservation Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.50% from the IRA Capital Preservation Fund until September 25, 2002. Pilgrim Baxter is entitled to receive a management fee of 0.85% under its investment advisory agreement with the REIT Fund. Pilgrim Baxter has contractually agreed to waive a portion of its fee and receive a management fee of 0.75% of the first $100 million of the average daily net assets of the REIT Fund and 0.65% of the average daily net assets in excess of $100 million until September 25, 2002.

For the fiscal years and periods ended March 31, 2000, 2001 and 2002, each of the Funds listed below paid or waived the following advisory fees:

----------------------------------------------------------------------------------------------------------------------------
            FUND                                  FEES PAID                                 FEES WAIVED
----------------------------------------------------------------------------------------------------------------------------
                                  2000            2001           2002           2000            2001           2002
----------------------------------------------------------------------------------------------------------------------------
PBHG Growth                       $32,748,339     43,148,656     21,977,721     $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth              $7,263,497      8,680,397      4,416,381      $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG New Opportunities            $1,418,924      1,512,665      550,084        $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth             $1,148,240      2,726,947      2,316,306      $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Select Equity                $4,326,181      12,416,624     4,758,954      $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Core Growth                  $941,429        1,202,139      540,665        $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Limited                      $1,142,585      1,205,168      795,515        $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                 $5,274,451      7,817,909      3,631,375      $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value              $245,217        880,294        3,519,118      $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                $364,163        1,021,571      3,210,006      $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value              $702,546        1,874,651      2,775,938      $57,833         $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Focused Value                $48,688         380,314        505,378        $2,849          $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                $582,869        1,766,137      1,321,853      $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications  $12,141,268     22,046,737     6,635,312      $0              $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Global Technology &          *               1,006,5812     623,058        *               $0             $124,745
Communications
----------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company      $537,130        861,032        938,904        $24,537         $0             $0
----------------------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus                $0(6)           $0(6)          $2,884,503(3)  $0(6)           $0(6)          $106,771(3)
----------------------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity           $0(9)           $079           $165,334(5)    $0(9)           $0(9)          $82,395(5)
----------------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation     $0(10)          $0(10)         $578,408(4)    $0(10)          $010           $319,757(4)
----------------------------------------------------------------------------------------------------------------------------
PBHG Special Equity               $0(7)           $0(7)          $85,233(4)     $0(7)           $0(7)          $85,072(4)
----------------------------------------------------------------------------------------------------------------------------
PBHG REIT                         $0(8)           $0(8)          $179,373(5)    $0(8)           $0(8)          $24,764(5)
----------------------------------------------------------------------------------------------------------------------------

*     Not in operation during the period.

(1) For the period February 12, 1999 (commencement of operations) through March 31, 1999.

(2) For the period May 31, 2000 (commencement of operations) through March 31, 2001.

(3)   For the period April 30, 2001 through March 31, 2002.

(4)   For the period October 31, 2001 through March 31, 2002.

(5)   For the period December 31, 2001 through March 31, 2002.

(6) For the fiscal years ended April 30, 2000 and 2001, the predecessor to PBHG Clipper Focus Fund paid $797,126 and $1,614,701, respectively, in advisory fees to its advisor (now sub-adviser) and its adviser waived $54,587 and $19,109, respectively.

(7) For the fiscal years ended October 31, 2000 and 2001, the predecessor to PBHG Special Equity Fund paid $99,225 and $322,072, respectively, in advisory fees to its advisor (now sub-adviser) and its adviser waived $147,386 and $109,903, respectively.

(8) For the fiscal years and periods ended December 31,2000 and 2001, the predecessor to PBHG REIT Fund paid $712,373 and $712,698, respectively, to its advisor. PBHG REIT Fund paid such fee to Pilgrim Baxter beginning after the close of business December 14, 2001.

(9) For the fiscal years and periods ended December 31,2000 and 2001, the predecessor to PBHG Disciplined Equity Fund paid $863,360 and $531,547, respectively, to its advisor (now sub-adviser) in advisory fees and waived$0 and 98,847, respectively.

(10) For the fiscal years and periods ended October 31,2000 and 2001, the predecessor to PBHG IRA Capital Preservation Fund did not pay any fees to its advisor (now sub-adviser) in advisory fees and waived$79,623 and $163,580, respectively.

THE SUB-ADVISERS

WELLINGTON MANAGEMENT COMPANY, LLP

The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions;
(ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

PACIFIC FINANCIAL RESEARCH, INC.

The Trust, on behalf of the PBHG Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with PFR. The Sub-Advisory Agreement provides certain limitations on PFR's liability, but also provides that PFR shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates PFR to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and
(iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by PFR at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, PFR is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.40% of the Portfolio's average net assets.

A team of investment professionals is primarily responsible for the day-to-day management of the PBHG Clipper Focus Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

Name and Title                                  Experience
================================================================================
James Gipson, President,          o   Founded PFR in 1980
Portfolio Manager                 o   Previous experience as a Consultant for
                                      McKinsey & Co.
                                  o   Also served as a Portfolio Manager at
                                      Source Capital and Batterymarch Financial
                                  o   Author of WINNING THE INVESTMENT GAME: A
                                      GUIDE FOR ALL SEASONS
                                  o   Served as an officer in the U.S. Navy
                                  o   BA and MA degrees in Economics with honors
                                      from the University of California, Los
                                      Angeles
                                  o   MBA degree with honors from Harvard
                                      Business School
--------------------------------------------------------------------------------
Douglas Grey, Vice                o   Joined PFR as an Analyst in 1986
President, Portfolio Manager      o   Served as a design analysis engineer for
                                      General Motors
                                  o   BE, cum laude, in Mechanical/Materials
                                      Engineering and Economics from Vanderbilt
                                      University
                                  o   MBA from University of Chicago
--------------------------------------------------------------------------------
Peter Quinn, Vice President,      o   Joined PFR in 1987 as a Research Associate
Portfolio Manager                 o   BS degree in Finance from Boston College
                                  o   MBA from the Peter F. Drucker School of
                                      Management at the Claremont Graduate
                                      School

Name and Title                                  Experience
================================================================================
Michael Sandler, Vice             o   Joined PFR as an Analyst in 1984
President, Portfolio Manager      o   Served with International Harvester as a
                                      Manager of Asset Redeployment
                                  o   Also served with Enterprise Systems, Inc.
                                      as a Vice President of Business
                                      Development
                                  o   BA with distinction, MBA and JD degrees
                                      from the University of Iowa
--------------------------------------------------------------------------------
Bruce Veaco, Vice President,      o   Joined PFR in 1986 as an Analyst
Portfolio Manager                 o   Served as a CPA in the Los Angeles office
                                      of Price Waterhouse where he was an Audit
                                      Manager
                                  o   BA with honors in Economics from the
                                      University of California, Los Angeles
                                  o   MBA degree from Harvard Business School
--------------------------------------------------------------------------------

ANALYTIC INVESTORS, INC.

The Trust, on behalf of the PBHG Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Analytic. The Sub-Advisory Agreement provides certain limitations on Analytic's liability, but also provides that Analytic shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Analytic to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Analytic at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Analytic is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f) Period"), and paid monthly a fee at an annual rate of 0.60% on the assets transferred over to the Portfolio as a result of the reorganization of the Analytic Enhanced Equity Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.30% on non-Legacy Assets

(in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.35% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Analytic believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation; 2) growth potential;
3) historical return momentum; 4) liquidity; and 5) risk. The valuation process examines dozens of financial measures within these five elements. Analytic accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, Analytic's quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The Disciplined Equity Fund's portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The Fund seeks to be fully invested at all times.

Listed below are the investment professionals of the sub-adviser that form the teams primarily responsible for the day-to-day management of the Disciplined Equity Fund and a brief biographical description of each member.

Manager                                   Experience
=============================================================================================================
Harindra de Silva     EMPLOYMENT
                      4/98 to present     Analytic Investors, Inc., President
                      4/98 to present     Analytic/TSA Investors, Inc., President
                      10/96 to 4/98       Analytic Investors, Inc., Managing Director
                      5/95 to 10/96       Analytic Investors, Inc., Director of Research
                      10/97 to 4/98       Analytic/TSA Investors, Inc., Managing Director
                      1/99 to present     Analytic US Market Neutral, Ltd., Director
                      4/97 to 4/98        Analytic Optioned Equity Fund, President
                      4/86 to 3/98        Analysis Group (Economic Management Consultant), Principal
                                          AG Risk Management (Investment Management Consultant), President
                      5/93 to 3/98        Analytic Series Fund,  President

                      EDUCATION           Ph.D. in Finance from the University of California, Irvine
                                          MBA in Finance and an MS in Economic Forecasting from the
                                              University of Rochester
                                          BS in Mechanical Engineering from the University of Manchester
                                              Institute of Science and Technology
                      OTHER               Chartered Financial Analyst
                                          Member of Association for Investment Management and Research
                                          Member of the American Finance Association
                                          Member of the International Association of Financial Analysts
-------------------------------------------------------------------------------------------------------------

Manager                                   Experience
=============================================================================================================
Dennis M. Bein        EMPLOYMENT
                      8/95 to present     Analytic Investors, Inc., Portfolio Manager
                      8/95 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                      1990 to 1998        Analysis Group, Inc. (Economic Management Consultant), Senior
                                              Associate
                      EDUCATION           MBA from the Anderson Graduate School of Management at the
                                              University of California, Riverside
                                          Undergraduate studies in Business Administration from the Anderson
                                              Graduate School of Management at the University of California,
                                              Riverside
                      OTHER               Chartered Financial Analyst
                                          Member of Association for Investment Management and Research
                                          Member of the Institute of Chartered Financial Analysts
                                          Member of the Los Angeles Society of Financial Analysts
--------------------------------------------------------------------------------------------------------------
Greg McMurran         EMPLOYMENT
                      1/98 to present     Analytic Investors, Inc., Chief Investment Officer
                      2/96 to 1/98        Analytic Investors, Inc., Director and Portfolio Manager
                      10/97 to present    Analytic/TSA Investors, Inc., Chief Investment Officer
                      10/76 to 2/96       Analytic Investment Management, Senior Vice President and Senior
                                              Portfolio Manager
                      EDUCATION           MA in Economics at California State University, Fullerton
                                          BS in Economics from the University of California, Irvine
--------------------------------------------------------------------------------------------------------------
Scott Barker          EMPLOYMENT
                      8/95 to present     Analytic Investors, Inc., Portfolio Manager
                      8/95 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                      1993 to 1998        Analysis Group, Inc. (Economic Management Consultant), Research
                                              Analyst
                      EDUCATION
                                          BA in Physics from Pomona College
                      OTHER
                                          Chartered Financial Analyst
                                          Member of Association for Investment Management and Research
                                          Member of the Los Angeles Society of Financial Analysts
--------------------------------------------------------------------------------------------------------------
Robert Murdock,       EMPLOYMENT
Ph.D.                 11/97 to present    Analytic Investors, Inc., Portfolio Manager
                      11/97 to present    Analytic/TSA Investors, Inc., Portfolio Manager
                      9/91 to 7/97        Anderson Graduate School of Management at the University
                                              of California, Los Angeles, Researcher.
                      9/89 to 8/91        Institute for Policy Reform, Manager
                      EDUCATION           Ph.D in Management, Anderson Graduate School of Management at the
                                              University of California, Los Angeles
                                          MA in Economics  from the University of Pennsylvania
                                          MBA, Amos Tuck School of Business
                                          BS in Economics and Math from University of Wyoming

Manager                                   Experience
=============================================================================================================
Douglas Savarese      EMPLOYMENT
                      8/96 to present     Analytic Investors, Inc., Portfolio Manager
                      8/96 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                      11/97 to 10/98      Analysis Group (Economic Management Consultant), Senior Associate
                      EDUCATION           BA in Mathematics and BS in Business Studies from the Richard
                                              Stockton College
--------------------------------------------------------------------------------------------------------------
Steven Sapra          EMPLOYMENT
                      9/99 to present     Analytic Investors, Inc., Portfolio Manager
                      9/99 to present     Analytic/TSA Investors, Inc., Portfolio Manager
                      7/97 to 8/99        BARRA, Inc., Consultant
                      EDUCATION           MA in Economics, University of Southern California
                                          BS in Economics, California State Polytechnic University, Ponoma

DWIGHT ASSET MANAGEMENT COMPANY

The Trust, on behalf of the PBHG IRA Capital Preservation Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Dwight. The Sub-Advisory Agreement provides certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Dwight to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f) Period"), and paid monthly a fee at an annual rate of 0.50% on the assets transferred over to the Portfolio as a result of the reorganization of the IRA Cash Preservation

Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.25% on non-Legacy Assets (in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.30% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

A team of investment professionals is primarily responsible for the day-to-day management of the PBHG IRA Capital Preservation Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

Name and Title                                 Experience
================================================================================
John K. Dwight,              Mr. Dwight has twenty-six years of stable
President, Member of         value investment experience and is a founding
Investment Committee         member of the Stable Value Investment
                             Association. He received his B. A. from the
                             University of North Carolina.
--------------------------------------------------------------------------------
Laura P. Dagan,              Ms. Dagan has twenty-one years of fixed
Managing Director,           income investment experience, with fourteen
Portfolio Management,        years of stable value investment experience
Member of Investment         with the adviser. She is a Founding Director
Committee                    and Past President of the Vermont Security
                             Analysts Society of the Association for
                             Investment Management and Research (AIMR).
                             She received her B.S. from Bucknell
                             University. Ms. Dagan is a Chartered
                             Financial Analyst.
--------------------------------------------------------------------------------
David T. Kilborn,            Mr. Kilborn has eleven years of investment
Senior Vice President,       experience, with six years of stable value
Fixed Income, Member of      investment experience since joining the
Investment Committee         adviser in 1995. Prior to that time, he was a
                             Fixed Income Securities Trader at Nations
                             Banc Capital Markets, Charlotte, North
                             Carolina. He received his B.S. from Trinity
                             College. Mr. Kilborn is a Chartered Financial
                             Analyst.
--------------------------------------------------------------------------------
John M. Loud,                Mr. Loud has twenty-six years of investment
Vice President,              banking experience and four years of stable
Portfolio Management         value investment experience since joining the
                             adviser in 1997. Prior to joining Dwight, Mr.
                             Loud was self-employed as a consultant to
                             various business enterprises. He received his
                             B.A. from the University of North Carolina.
--------------------------------------------------------------------------------
Andrew D. Beaumier,          Mr. Beaumier has seven years of accounting
Assistant Vice President,    and public/private compliance experience and
Portfolio Management         three years stable value investment
                             experience since joining the adviser in 1998.
                             Prior to that time, he was employed by Howard
                             Bank (banking) and Gallagher & Flynn
                             (accounting) in Burlington, Vermont. He
                             received his B.S. from Lyndon State College.
--------------------------------------------------------------------------------

NWQ INVESTMENT MANAGEMENT COMPANY, INC.

The Trust, on behalf of the PBHG Special Equity Fund (formerly the PBHG New Perspective Fund), and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with NWQ. The Sub-Advisory Agreement provides certain limitations on NWQ's liability, but also provides that NWQ shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates NWQ to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and
(iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by NWQ at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, NWQ is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f) Period"), and paid monthly a fee at an annual rate of 0.85% on the assets transferred over to the Portfolio as a result of the reorganization of the NWQ Special Equity Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.425% on non-Legacy Assets (in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.50% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

HEITMAN REAL ESTATE SECURITIES LLC

The Trust, on behalf of the PBHG REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Heitman. The Sub-Advisory Agreement provides certain limitations on Heitman's liability, but also provides that Heitman shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Heitman to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Heitman at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Heitman is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed, pursuant to section 15(f) of the 1940 Act (the "Section 15(f) Period"), and paid monthly at an annual rate of 0.75% on the first $100 million and 0.65% on assets over $100 million of the assets transferred over to the Portfolio as a result of the reorganization of the Heitman Real Estate Portfolio into the Portfolio (so called "Legacy Assets") and a fee of 0.37% on non-Legacy Assets (in each instance net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Portfolio); and after the expiration of the section 15(f) Period, a fee at an annual rate of 0.425% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Heitman believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

A team of investment professionals is primarily responsible for the day-to-day management of the Fund. The investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years are provided below.

Timothy J. Pire, CFA, is president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Reagan A. Pratt is vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pratt served as vice president of investment research for Heitman Capital Management in Chicago from 1994 to 1997.

Larry S. Antonatos is vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees the sub-adviser's trading positions. Prior to joining the sub-adviser, Mr. Antonatos served as associate director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

Jerry Ehlinger, CFA is a Senior Vice President and Portfolio Manager of Heitman's U.S. Public Securities Group. Mr. Ehlinger brings to the investment team six years of real estate and securities experience. His principal focus is on company analysis. Prior to joining Heitman, Mr.

Ehlinger was employed with Morgan Stanley Dean Witter Investment Management, where he followed real estate securities for the Real Estate Equity Fund. He also worked on the sell side at Morgan Stanley Dean Witter following the real estate and specialty chemical industries. As a sell side analyst, Mr. Ehlinger gained first hand experience with the securitization of real estate, working on numerous secondary and initial public offerings along with mergers and corporate reorganizations.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

In approving the investment advisory and sub-advisory agreements for Clipper Focus Fund, IRA Capital Preservation Fund, Special Equity Fund, Disciplined Equity Fund and REIT Fund, the Board of Trustees considered various matters including the proposal to merge the assets of the corresponding fund in the UAM Fund Family into its PBHG counterpart and the proposal to engage the current adviser for each these UAM funds as sub-adviser for the corresponding PBHG fund. The Trustees also considered information they regularly consider when determining whether to continue a particular fund's investment advisory and sub-advisory agreements from year to year. This information includes, among other things: the qualifications of the professional staff, resources and investment process of Pilgrim Baxter, PFR, Dwight, NWQ, Heitman and Analytic (collectively, the "Advisers"); the terms of each investment advisory and sub-advisory agreement, the scope and quality of the services that the Advisers have been providing to the Funds, the investment performance of each Fund and of comparable funds managed by other advisors over various periods, the advisory rates payable by the Funds and Pilgrim Baxter and by other funds and client accounts managed by the Advisers and payable by comparable funds managed by other advisers, including potential fall-out benefits to Pilgrim Baxter; each Fund's total expense ratio and expense limitation agreement and the total expense ratios of comparable funds managed by other advisers; and the profitability and financial condition of the Advisers.

In approving the investment advisory agreement for the other Funds and the sub-advisory agreement for Cash Reserves Fund, the Board of Trustees considered various matters relating to Old Mutual plc acquiring the outstanding common stock of United Asset Management, the parent company of Pilgrim Baxter, the Funds' investment adviser, including the following: Old Mutual's financial strength and asset management experience; Old Mutual's commitment to retain Pilgrim Baxter's existing corporate structure and management team; the terms of new arrangements with Pilgrim Baxter's principals; the fact that there would be no changes to the Funds' advisory fees and no material differences in the Fund's expense limitation agreements; the fact that there would be no unfair burden , as defined in the 1940 Act, imposed on the Funds as a result of Old Mutual acquiring UAM, the qualifications of Pilgrim Baxter and the importance of maintaining continuity of Fund management. In addition, the Trustees considered information they regularly consider when determining whether to continue a particular Fund's investment advisory and, and in the case of Cash Reserve Fund, sub-advisory agreement with Wellington from year-to-year. This information included, among other things, the following: the qualifications of the professional staff, resources and investment process of Pilgrim Baxter and Wellington, in the case of Cash Reserves Fund; the terms of the investment advisory and sub-advisory agreement, the scope and quality of the services that Pilgrim Baxter and Wellington provide to the Funds, the investment performance of each Fund and of comparable funds managed by other advisers over various periods, the advisory rates payable by the Funds and Pilgrim Baxter (to Wellington for sub-advisory services) and by other funds and client accounts managed by Pilgrim Baxter and Wellington and by comparable funds managed by other advisers, including potential fall-out benefits to Pilgrim Baxter; each Fund's total expense ratio and expense limitation agreement (where applicable) and the total expense ration of comparable funds managed by other advisers; and the profitability and financial condition of Pilgrim Baxter and Wellington.

                                 THE DISTRIBUTOR

PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated January 28,

2001, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor receives no compensation for serving in such capacity. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Prior to July 16, 2001, SEI Investment Distribution Co. served as principal underwriter for the predecessor of the Trust. SEI received no compensation for serving in such capacity. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts at the aggregate annual rate of up to 0.25% of such Fund's average daily net assets attributable to Advisor Class shares. The Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to: (i) sponsors of and/or administrators to contribution plans; and (ii) sponsors of and/or administrators to various wrap and asset allocation programs.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made to Service Providers pursuant to the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Service Plan or any related agreement.

No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 2000, 2001 and 2002. The Growth, Large Cap Growth, Large Cap 20, Large Cap Value, Small Cap Value and Technology & Communications, REIT and Mid-Cap Value Funds offer Advisor Class shares. For the fiscal year ended March 31, 2002 , the following amounts were paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of each of those
Funds:

            ----------------------------------------------------
            Growth Fund                        $164,138
            ----------------------------------------------------
            Large Cap Growth Fund              $240
            ----------------------------------------------------
            Large Cap 20 Fund                  $167
            ----------------------------------------------------
            Large Cap Value Fund               $346
            ----------------------------------------------------
            Small Cap Value Fund               $560
            ----------------------------------------------------
            Technology & Communications Fund   $10,177
            ----------------------------------------------------
            REIT Fund                          $11,738(1)
            ----------------------------------------------------
            Mid-Cap Value Fund                 $115(2)
            ----------------------------------------------------

Of the service fees the Distributor received, it retained $186, $167, $248, $889, $406, $249, $138 from the Large Cap Growth, Large Cap 20, Large Cap Value, Small Cap Value, Technology & Communications, REIT and Mid-Cap Value Funds, respectively.

(1)   For the period December 31, 2001 through March 31, 2002.

(2)   For the period October 31, 2001 through March 31, 2002.

                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and PBHG Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, a wholly owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2004, subject to certain termination provisions. After this initial term, the Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

Prior to July 16, 2001, the Sub-Administrator assisted the Administrator in connection with the administration of the business and affairs of the predecessor of the Trust pursuant to a Sub-Administration Services Agreement dated July 1, 1996, as amended January 1, 2001 ("Former Agreement"). The Sub-Administrator's duties under the Former Agreement were substantially similar to its duties under the current Sub-Administration Agreement. Effective January 1, 2001 the Administrator paid the Sub-Administrator fees under the Former Agreement at the annual rate noted in the previous paragraph. Prior to January 1, 2001, the Administrator paid the Sub-Administrator fees at the annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.040% of the first $2.5 billion, plus
(ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

For the fiscal years and periods ended March 31,2000, 2001 and 2002 each of the Funds listed below paid the following administration fees:

---------------------------------------------------------------------------------------------------------
           FUND                                 FEES PAID                           FEES WAIVED

---------------------------------------------------------------------------------------------------------
                                  2000            2001           2002          2000     2001     2002
---------------------------------------------------------------------------------------------------------
PBHG Growth                       $5,779,119      $7,614,469     $3,878,421    $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Emerging Growth              $1,281,794      $1,531,835     $779,361      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG New Opportunities            $212,839        $226,699       $82,513       $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth             $229,648        $545,389       $463,261      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Select Equity                $763,444        $2,191,169     $839,815      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Core Growth                  $166,135        $212,142       $95,411       $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Limited                      $171,388        $180,775       $119,327      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                 $930,786        $1,379,631     $640,831      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap Value              $56,588         $203,145       $812,104      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                $64,264         $180,277       $566,472      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Small Cap Value              $105,382        $272,523       $416,391      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Focused Value                $8,592          $67,114        $89,184       $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                $292,681        $881,822       $660,927      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Technology & Communications  $2,142,577      $3,890,601     $1,170,940    $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Global Technology &          *               $100,6581      $62,306       *        *        $0
Communications
---------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company      $80,569         $124,491       $137,694      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Clipper Focus                $0(5)           $0(5)          $336,245(2)   $075     $075     $0(2)
---------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity           $0(5)           $075           $35,462(4)    $0(5)    $075     $0(4)
---------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation     $0(5)           $075           $145,980(3)   $0(5)    $0(5)    $073
---------------------------------------------------------------------------------------------------------
PBHG Special Equity               $075            $075           $19,422(3)    $0(5)    $0(5)    $0(3)
---------------------------------------------------------------------------------------------------------
PBHG REIT                         $0(5)           $0(5)          $31,65474     $0(5)    $0(5)    $0(4)
---------------------------------------------------------------------------------------------------------

      *     Not in operation during the period.

      (1) For the period from May 31, 2000 (commencement of operations) through March 31, 2001.

      (2)   For the period April 30, 2001 through March 31, 2002.

      (3)   For the period October 31, 2001 through March 31, 2002.

      (4)   For the period December 31, 2001through March 31, 2002.

      (5) For the fiscal years ended April 30, 2000 and 2001, the predecessor to PBHG Clipper Focus Fund paid $168,745 and $234,295, respectively, in administration fees. For the fiscal years ended October 31,2000 and 2001, the predecessor to PBHG Special Equity Fund paid $130,854 and $90,911, respectively, in administration fees. For the fiscal years ended December 31,2000 and 2001, the predecessor to PBHG REIT Fund paid $329,374 and $151,299, respectively, in administration fees. Such fees were paid by PBHG REIT Fund to the Trust's Administrator and Sub-Administrator beginning after the close of business December 14, 2001. For the fiscal years ended December 31,2000 and 2001, the predecessor to PBHG Disciplined Equity Fund paid$159,689 and $131,199, respectively, in administration fees. For the fiscal years ended October 31,2000 and 2001, the predecessor to IRA Capital Preservation Fund paid $92,035 and $93,067, respectively, in administration fees. These fees were paid to the predecessor fund's Administrator and Sub-Administrator. Prior to April 1, 2001, UAM Fund Services served as Administrator to the Funds and SEI Investments Mutual Fund Services served as Sub-Administrator to the Funds. Beginning April 1, 2001, SEI Investments Mutual Fund Services became Administrator to the Funds. Going forward such fees will be paid to the Trust's Administrator and Sub-Administrator.

                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. PBHG Shareholder Services, Inc. ("PBHG SSI"), an affiliate of the Adviser, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between PBHG SSI and the Administrator. The principal place of business of PBHG SSI is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Trust's Transfer Agent for providing these services to shareholders investing directly in the Trust.

CUSTODIAN

First Union National Bank (the "Custodian"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. Prior to May 1, 2002 the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 served as the custodian for the Global Technology & Communications Fund. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

                             PORTFOLIO TRANSACTIONS

The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser or Sub-Advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Adviser of the Sub-Advisers expect normally to seek to select primary market makers.

The Adviser or Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-advisers under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

The Adviser or Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Funds may request that the Adviser or Sub-Advisers direct the Funds' brokerage to offset certain expenses of the Funds. The Adviser or Sub-Advisers, attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser or Sub-Advisers attempt to satisfy the Funds' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Funds to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Advisers been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund's generated brokerage commissions, the Adviser or Sub-Advisers may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Advisors. In cases where the Funds have instructed the Adviser or Sub-Advisers to direct brokerage to a particular broker or dealer, orders for the Funds may be placed after brokerage orders for accounts that so not impose such restrictions.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Advisers may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Trust's Board of Trustees, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, Sub-Adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year and periods ended March 31, 2002, 2001and 2000, each of the Funds listed below paid brokerage fees noted in the table below. For certain Funds, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. This difference is due to increased trading resulting from unique buying and selling opportunities in extreme market volatility.

==================================================================================================
                                                          TOTAL AMOUNT OF BROKERAGE
FUND                                                           COMMISSIONS PAID
                                             ----------------------------------------------------
                                                 2000              2001                2002
-------------------------------------------------------------------------------------------------
PBHG Growth                                  $1,637,800         $2,264,121         $ 5,546,664

-------------------------------------------------------------------------------------------------
PBHG Emerging Growth                         $  528,249         $  331,748         $ 1,627,958

-------------------------------------------------------------------------------------------------
PBHG New Opportunities                       $  259,969         $   84,220         $   217,756

-------------------------------------------------------------------------------------------------
PBHG Large Cap Growth                        $  289,133         $  842,087         $   760,066

-------------------------------------------------------------------------------------------------
PBHG Select Equity                           $  433,169         $1,380,422         $ 2,330,482

-------------------------------------------------------------------------------------------------
PBHG Core Growth                             $  303,739         $  173,883         $   190,469

-------------------------------------------------------------------------------------------------
PBHG Limited                                 $   34,782         $   43,800         $   238,826

-------------------------------------------------------------------------------------------------
PBHG Large Cap 20                            $  777,791         $1,255,405         $ 1,170,057

-------------------------------------------------------------------------------------------------
PBHG Large Cap Value                         $  858,386         $4,277,442         $15,052,752

-------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                           $  861,814         $  927,327         $ 2,890,623

-------------------------------------------------------------------------------------------------
PBHG Small Cap Value                         $  730,543         $1,104,827         $ 1,396,504

-------------------------------------------------------------------------------------------------
PBHG Focused Value                           $  131,357         $  428,627         $   721,648

-------------------------------------------------------------------------------------------------
PBHG Cash Reserves                           $        0         $        0         $         0

-------------------------------------------------------------------------------------------------
PBHG Technology & Communications             $2,444,485         $4,107,148         $ 3,084,206

-------------------------------------------------------------------------------------------------
PBHG Global Technology & Communications               *         $  183,608         $   212,602

-------------------------------------------------------------------------------------------------
PBHG Strategic Small Company                 $  237,611         $  274,874         $   319,703

-------------------------------------------------------------------------------------------------
PBHG Clipper Focus                           $        0(5)      $        0(5)      $   684,235(2)

-------------------------------------------------------------------------------------------------
PBHG Disciplined Equity                      $        0(5)      $        0(5)      $   134,122(4)

-------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation                $        0(5)      $        0(5)      $         0(3)

-------------------------------------------------------------------------------------------------
PBHG Special Equity                          $        0(5)      $        0(5)      $    14,473(3)

-------------------------------------------------------------------------------------------------
PBHG REIT                                    $        0(5)      $        0(5)      $    89,467(4)
-------------------------------------------------------------------------------------------------

======================================================================================================================
                                                                                                       PERCENT OF
                                                                                                    AGGREGATE AMOUNT
                                                                                                    OF TRANSACTIONS
                                                 AGGREGATE DOLLAR AMOUNT AND PERCENT OF TOTAL      INVOLVING PAYMENT
FUND                                                               AMOUNT OF                       OF COMMISSIONS TO
                                                            BROKERAGE COMMISSIONS PAID               SEI INVESTMENT
                                                       TO SEI INVESTMENT DISTRIBUTION CO.           DISTRIBUTION CO.
                                                ----------------------------------------------------------------------
                                                  2000+             2001+               2002+             2002
----------------------------------------------------------------------------------------------------------------------
                                                $114,646          $304,390             $51,597
PBHG Growth                                            7%               13%                  1%            37%
----------------------------------------------------------------------------------------------------------------------
                                                $ 36,977          $ 57,259             $ 9,820
PBHG Emerging Growth                                   7%               17%                  1%            46%
----------------------------------------------------------------------------------------------------------------------
                                                $  2,600          $  6,928             $   620
PBHG New Opportunities                                 1%                8%                  0%            16%
----------------------------------------------------------------------------------------------------------------------
                                                $  2,891          $ 24,197             $ 3,656
PBHG Large Cap Growth                                  1%                3%                  0%            15%
----------------------------------------------------------------------------------------------------------------------
                                                $ 21,658          $ 97,469             $ 9,420
PBHG Select Equity                                     5%                7%                  0%            28%
----------------------------------------------------------------------------------------------------------------------
                                                $  3,037          $  6,763             $   563
PBHG Core Growth                                       1%                4%                  0%            27%
----------------------------------------------------------------------------------------------------------------------
                                                $  5,913          $  8,207             $ 1,323
PBHG Limited                                          17%               19%                  1%            19%
----------------------------------------------------------------------------------------------------------------------
                                                $ 23,334          $ 56,160             $ 6,668
PBHG Large Cap 20                                      3%                4%                  1%            24%
----------------------------------------------------------------------------------------------------------------------
                                                $  4,292          $  9,297             $ 5,170
PBHG Large Cap Value                                   0%                0%                  0%            21%
----------------------------------------------------------------------------------------------------------------------
                                                $  4,309          $  6,902             $ 4,546
PBHG Mid-Cap Value                                     0%                1%                  0%            22%
----------------------------------------------------------------------------------------------------------------------
                                                $  3,653          $ 11,762             $ 3,579
PBHG Small Cap Value                                   0%                1%                  0%            32%
----------------------------------------------------------------------------------------------------------------------
                                                $    657          $  2,127             $   958
PBHG Focused Value                                     0%                0%                  0%            30%
----------------------------------------------------------------------------------------------------------------------
                                                $      0          $      0             $     0
PBHG Cash Reserves                                     0%                0%                  0%             0%
----------------------------------------------------------------------------------------------------------------------
                                                $ 24,445          $ 77,242             $ 8,464
PBHG Technology & Communications                       1%                2%                  0%            46%
----------------------------------------------------------------------------------------------------------------------
                                                                  $  2,175             $   395
PBHG Global Technology & Communications                *                 1%(1)               0%            23%
----------------------------------------------------------------------------------------------------------------------
                                                $  1,118          $  3,194             $   934
PBHG Strategic Small Company                           0%                1%                  0%            17%
----------------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus                                     0%                0%                  0%(2)          0%(2)
----------------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity                                0%                0%                  0%(4)          0%(4)
----------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation                          0%                0%                  0%(3)          0%(3)
----------------------------------------------------------------------------------------------------------------------
PBHG Special Equity                                    0%                0%                  0%(3)          0%(3)
----------------------------------------------------------------------------------------------------------------------
PBHG REIT                                              0%                0%                  0%(4)          0%(4)
----------------------------------------------------------------------------------------------------------------------

      *     Not in operation during the period.

      + These commissions were paid to SEI Investment Distribution Co. in connection with repurchase agreement transactions. SEI Investment Distribution Co. served as the Funds' distributor prior to July 16, 2001.

      (1) For the period from May 31, 2000(commencement of operations) through March 31, 2001.

      (2)   For the period April 30, 2001 through March 31, 2002.

      (3)   For the period October 31, 2001through March 31, 2002.

      (4)   For the period December 31, 2001 through March 31, 2002.

      (5) For the fiscal years ended April 30, 2000 and 2001, the predecessor to PBHG Clipper Focus Fund paid $153,804 and $707,390, respectively, in brokerage fees. For the fiscal years ended October 31, 2000 and 2001, the predecessor to PBHG Special Equity Fund paid $63,970 and $86,900, respectively, in brokerage fees. For the fiscal years ended October 31, 2000 and 2001, the predecessor to PBHG IRA Capital Preservation Fund did not pay brokerage fees. For the fiscal years ended December 31, 2000 and 2001, the predecessor to PBHG REIT Fund paid $316,954 and $406,572, respectively, in brokerage fees. Such fees were paid by PBHG REIT Fund beginning after the close of business December 14, 2001. For the fiscal years ended December 31, 2000 and 2001, the predecessor to PBHG Disciplined Equity Fund paid $475,502 and $481,047, respectively, in brokerage fees.

                              DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

                                  VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of the PBHG Class of the Trust will vote separately on matters relating solely to the PBHG Class and not on matters relating solely to the Advisor Class of the Trust and vice versa. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

                       PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES

You may purchase shares of each Fund directly through DST Systems, Inc., the Trust's Transfer Agent. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders. Shares of the

PBHG Limited Fund are currently offered only to existing shareholders of the PBHG Class shares of the Fund. Shares of the PBHG New Opportunities Fund are currently offered only to the following: (a) subsequent investments by persons who were shareholders on or before November 12, 1999 (Closing Day); (b) new and subsequent investments made by discretionary advised clients of the Adviser and its affiliates and by employees of the Adviser and its affiliates; and (c) new and subsequent investments by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the Code) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. The PBHG Limited Fund and the PBHG New Opportunities Fund may recommence offering their shares to new investors in the future, provided that the Board of Trustees determines that doing so would be in the best interest of the Fund and its shareholders.

PBHG IRA Capital Preservation Fund is only available to purchasers in certain retirement plans. See the Prospectus for more details.

MINIMUM INVESTMENT

The minimum initial investment in each Fund (other than the New Opportunities Fund, Limited Fund and Strategic Small Company Fund) is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. The minimum initial investment in the New Opportunities Fund is $10,000 and in the Limited Fund and the Strategic Small Company Fund is $5,000 for regular accounts and $2,000 for traditional or Roth IRAs. The New Opportunities and Limited Funds are currently closed to new shareholders. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25.

INITIAL PURCHASE BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to PBHG Funds for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to PBHG FUNDS, P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to PBHG Funds or a Fund for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. THE MINIMUM TELEPHONE PURCHASE IS $1,000, AND THE MAXIMUM IS FIVE TIMES THE NET ASSET VALUE OF SHARES HELD BY THE SHAREHOLDER ON THE DAY PRECEDING SUCH TELEPHONE PURCHASE FOR WHICH PAYMENT HAS BEEN RECEIVED. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds to be effective on that day. In addition, an original Account Application should be promptly forwarded to: PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Fund, your name, your social security number or tax id number and your assigned account number].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASE BY ACH

If you have made this election, shares of each Fund may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. You may purchase shares of each fund directly through the Trust's transfer agent. Except for the Cash Reserve Fund, the price per share you will pay to invest in a Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserve Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated net asset value. If you purchase shares of the Cash Reserve Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's net asset value as calculated on the next business day after receipt of the check or bank draft. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each PBHG Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

The PBHG IRA Capital Preservation Fund charges a 2.00 % redemption fee for redemption of shares held less than twelve months. See the Prospectus for more details.

BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

CHECK WRITING (CASH RESERVES FUND ONLY)

Check writing service is offered free of charge to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.


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SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described below, please call the Trust at 1-800-433-0051. Written inquiries should be sent to DST SYSTEMS, INC., P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the other Funds of the Trust currently available to the public. However, if you own shares of any Fund other than the Cash Reserves Fund, you are limited to four (4) exchanges annually from such Fund to the Cash Reserves Fund. Exchanges are made at net asset value. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty
(60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.


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

The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $2,000 annual contribution limit that applies to Traditional and Roth IRAs will increase gradually from $3,000 in 2002 to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments.

      Traditional and Roth IRA Contribution Limits:

                    Tax Years        Max. Annual Contribution

                    2001             $2,000
                    2002-2004        $3,000
                    2005-2007        $4,000
                    2008             $5,000
                    2009-2010        Indexed to Inflation

      The new tax law will permit individuals age 50 and over to make catch-up contributions to IRAs as follows:

                   Year             Limit

                   2002-2005        $500
                   2006-2010        $1,000


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

The annual maximum IRA contribution must be made before annual catch-up contributions are made.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAS) (FORMERLY EDUCATION IRAS). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs (formerly Education IRAs) will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

                        DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is equal to its NAV attributable to such class. Each Fund, other than Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business Day. The net asset value per share of each Fund, other than the Cash Reserves Fund, is listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

Pursuant to IRA Capital Preservation Fund's fair valuation procedures, the Wrapper Agreement's value generally will be equal to the difference between the Book Value and the Market Value (plus accrued interest on the underlying securities) of the applicable Covered Assets. If the Market Value (plus accrued interest on the underlying securities) of the Covered Assets is greater than their Book Value, the Wrapper Agreement's value will be reflected as a liability of the Fund in the amount of the difference, i.e., a negative value, reflecting the potential liability of the Fund to the Wrapper Provider. If the Market Value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value, the Wrapper Agreement's value will be reflected as an asset of the Fund in the amount of the difference, i.e., a positive value, reflecting potential liability of the Wrapper Provider to the Fund. In performing its fair value determination, the Fund's Board expects to consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreement. If the Fund's Board determines that a Wrapper Provider is unable to make such payments or that the Wrapper Provider's creditworthiness has declined, the Board may assign a fair value to the Wrapper Agreement that is less than the difference between Book Value and the Market Value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Fund might be unable to maintain NAV stability, and the net asset value per share of the Fund may decline.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses ((ii) and (iii) collectively, the "Asset Diversification Test").

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding; however, The Economic Growth and Tax Relief Reconciliation Act of 2001 reduces the backup withholding rate to 30.5% for distributions made after August 6, 2001 and further provides for a phased reduction to 28% for years 2006 and thereafter.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss.

However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided (however, this rate is reduced to 30.5% after August 6, 2001 and further reduced in phases to 28% for years 2006 and thereafter under The Economic Growth and Tax Relief Reconciliation Act of 2001).

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on July 1, 2002. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

                             PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

Each Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of each Fund's Advisor Class shares will be lower than that of the Fund's PBHG Class shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Advisor Class shares.

                              COMPUTATION OF YIELD

From time to time the PBHG Cash Reserves Fund may advertise their "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PBHG Cash Reserves Fund refer to the income generated by an investment in the PBHG Cash Reserves Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the PBHG Cash Reserves Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the PBHG Cash Reserves Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the PBHG Cash Reserves Fund are determined by computing the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the PBHG Cash Reserves Fund fluctuate, and the annualization of a week's dividend is not a representation by the Fund as to what an investment in the PBHG Cash Reserves Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the PBHG Cash Reserves Fund invest in, changes in interest rates on money market instruments, changes in the expenses of the PBHG Cash Reserves Fund and other factors.

Yields are one basis upon which investors may compare the PBHG Cash Reserves Fund with other money market and stable asset value funds; however, yields of other money market and stable asset value funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 7-day period ended March 31, 2002, the yield for the PBHG Cash Reserves Fund was 1.15% and the 7-day effective yield was 1.16%.

                           CALCULATION OF TOTAL RETURN

From time to time, each of the Funds may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date). In particular, average annual total return will be calculated according to the following formulas.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES) QUOTATION

A Fund's average annual total return (before taxes) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It does NOT reflect the deduction of federal income taxes on distributions or redemption proceeds. Average annual total returns (before taxes) are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (before taxes) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (before taxes) into income results and capital gains or losses.

The standard formula for calculating average annual total return (before taxes) is:

                             P(1+T)(n) = ERV, where

            P   = a hypothetical initial payment of $1,000;
            T   = average annual total return (before taxes);
            n   = number of years; and
            ERV = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year periods, (or since inception, if applicable) at the end of the 1-, 5-, or 10-year periods (or since inception, if applicable), before taxes.

Standardized average annual total return (before taxes) for PBHG and Advisor Class shares do not reflect a deduction of any sales charge, since these classes are sold and redeemed at net asset value. As of the date of this Statement of Additional Information, the Advisor Class of Emerging Growth, Select Equity, Core Growth, Limited, Strategic Small Company, New Opportunities, Focused Value, Global Technology & Communications, Clipper Focus, Special Equity, IRA Capital Preservation and Disciplined Equity Funds is not currently offered.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) QUOTATION

A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

The standard formula for calculating average annual total return (after taxes on distributions) is:

                            P(1+T)(n) = ATV(D), where

            P      = a hypothetical initial payment of $1,000;
            T      = average annual total return (after taxes on distributions);
            n      = number of years; and
            ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or since inception, if applicable) at the end of the 1-, 5- or 10 year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

Standardized average annual total return (after taxes on distributions) for PBHG and Advisor Class shares do not reflect a deduction of any sales charge, since these classes are sold and redeemed at net asset value. As of the date of this Statement of Additional Information, the Advisor Class of Emerging Growth, Select Equity, Core Growth, Limited, Strategic Small Company, New Opportunities, Focused Value, Global Technology & Communications, Clipper Focus, Special Equity, IRA Capital Preservation and Disciplined Equity Funds is not currently offered.

The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (E.G., ordinary income, short-term capital gain, long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) QUOTATION

A Fund's average annual total return (after taxes on distributions and redemption) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and redemption proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                               P(1+T)(n) = ATV(DR)

            P       = a hypothetical initial payment of $1,000;
            T       = average annual total return (after taxes on distributions and redemption);
            n       = number of years; and
            ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year period (or since inception, if applicable) at the end of the 1-, 5-, or 10-year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

Standardized average annual total return (after taxes on distributions and redemption) for PBHG and Advisor Class shares do not reflect a deduction of any sales charge, since these classes are sold and redeemed at net asset value. As of the date of this Statement of Additional Information, the Advisor Class of Emerging Growth, Select Equity, Core Growth, Limited, Strategic Small Company, New Opportunities, Focused Value, Global Technology & Communications, Clipper Focus, Special Equity, IRA Capital Preservation and Disciplined Equity Funds is not currently offered.

The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (E.G., ordinary income, short-term capital gain, long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

The ending values for each period are determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (E.G., short-term or long-term) in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculations assume that a shareholder may deduct all capital losses in full.

The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

The amount and character of capital gain or loss upon redemption is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Average annual total returns for each of the Funds are shown below. Aggregate total returns for the Funds since inception are also shown below.

TOTAL RETURN AS OF MARCH 31, 2002 BEFORE TAXES

================================================================================================================
                                                                                                Aggregate Total
                                                                                                 Return as of
                                          Average Annual Total Return as of March 31, 2002      March 31, 2002
FUND                                   -------------------------------------------------------------------------
                                       One Year      Five Year    Ten Year   Since Inception    Since Inception
----------------------------------------------------------------------------------------------------------------
PBHG Growth (Advisor)(1)                -13.05%          1.59%      11.10%         13.07%           638.94%
----------------------------------------------------------------------------------------------------------------

PBHG Growth (PBHG)(1)                   -12.88%          1.82%      11.25%         13.16%           648.43%
----------------------------------------------------------------------------------------------------------------

PBHG Emerging Growth(2)                 -10.84%         -3.66%          *           7.45%            88.18%
----------------------------------------------------------------------------------------------------------------

PBHG New Opportunities(13)               -5.98%             *           *          46.31%           229.19%
----------------------------------------------------------------------------------------------------------------

PBHG Large Cap Growth (Advisor)(3)      -14.29%         15.01%          *          16.82%           196.31%
----------------------------------------------------------------------------------------------------------------

PBHG Large Cap Growth (PBHG)(3)         -14.10%         15.07%          *          16.86%           197.06%
----------------------------------------------------------------------------------------------------------------

PBHG Select Equity(4)                   -14.45%         11.19%          *          15.87%           179.81%
----------------------------------------------------------------------------------------------------------------

PBHG Core Crowth(5)                      -5.14%          2.18%          *           2.29%            15.20%
----------------------------------------------------------------------------------------------------------------

PBHG Limited(6)                           1.17%         14.38%          *          10.52%            77.86%
----------------------------------------------------------------------------------------------------------------

PBHG Large Cap 20 (Advisor)(7)          -15.17%         17.58%          *          14.72%           108.07%
----------------------------------------------------------------------------------------------------------------

PBHG Large Cap 20 (PBHG)(7)             -14.94%         17.65%          *          14.79%           108.76%
----------------------------------------------------------------------------------------------------------------

PBHG Large Cap Value (Advisor)(8)        -4.15%         17.18%          *          16.54%           123.35%
----------------------------------------------------------------------------------------------------------------

PBHG Large Cap Value(PBHG)(8)            -3.86%         17.28%          *          16.64%           124.36%
----------------------------------------------------------------------------------------------------------------

PBHG Mid-Cap Value (Advisor)(11)          8.86%             *           *          24.67%           195.66%
----------------------------------------------------------------------------------------------------------------

PBHG Mid-Cap Value (PBHG)(11)             9.00%             *           *          24.70%           196.04%
----------------------------------------------------------------------------------------------------------------

PBHG Small Cap Value (Advisor)(12)       11.53%             *           *          19.76%           142.71%
----------------------------------------------------------------------------------------------------------------

PBHG Small Cap Value (PBHG)(12)          11.74%             *           *          19.82%           143.30%
----------------------------------------------------------------------------------------------------------------

PBHG Focused Value(13)                   -6.18%             *           *          19.23%            73.44%
----------------------------------------------------------------------------------------------------------------

PBHG Technology & Communications
(Advisor)(9)                            -25.13%          5.34%          *          10.69%            93.57%
----------------------------------------------------------------------------------------------------------------

PBHG Technology & Communications
(PBHG)(9)                               -24.92%          5.39%          *          10.74%            94.09%
----------------------------------------------------------------------------------------------------------------

PBHG Strategic Small Company(10)         10.68%         16.63%          *          13.14%            91.24%
----------------------------------------------------------------------------------------------------------------

PBHG Global Technology &
Communications(14)                      -23.23%             *           *         -41.01%           -62.00%
----------------------------------------------------------------------------------------------------------------

PBHG Clipper Focus(15)                   20.82%             *           *          21.82%           101.72%
----------------------------------------------------------------------------------------------------------------
PBHG Special Equity(16)                  14.33%             *           *          11.86%            63.85%
----------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation(17)         5.53%             *           *           6.31%            17.11%
----------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(18)               2.52%         12.70%          *          14.15%           218.25%
----------------------------------------------------------------------------------------------------------------
PBHG REIT (Advisor)(19)                  24.69%          8.01%      12.43%          9.32%           219.82%
----------------------------------------------------------------------------------------------------------------
PBHG REIT (PBHG)(19)                     25.25%          8.53%      12.76%          9.57%           229.39%
================================================================================================================

         TOTAL RETURN AS OF MARCH 31, 2002 AFTER TAXES ON DISTRIBUTIONS

=====================================================================================================================
                                                                                                     Aggregate Total
                                                                                                      Return as of
                                            Average Annual Total Return as of March 31, 2002         March 31, 2002
---------------------------------------------------------------------------------------------------------------------
                                        One Year      Five Year     Ten Year      Since Inception    Since Inception
---------------------------------------------------------------------------------------------------------------------
PBHG Growth (Advisor)(1)                 -13.05%         0.76%         9.88%            6.20%             166.29%
---------------------------------------------------------------------------------------------------------------------

PBHG Growth (PBHG)(1)                    -12.88%         0.99%        10.03%            6.28%             169.82%
---------------------------------------------------------------------------------------------------------------------

PBHG Emerging Growth(2)                  -10.84%        -4.25%            *             6.37%              72.19%
---------------------------------------------------------------------------------------------------------------------

PBHG New Opportunities(13)                -5.98%            *             *            37.93%             173.77%
---------------------------------------------------------------------------------------------------------------------

PBHG Large Cap Growth (Advisor)(3)       -14.29%        13.11%            *            15.23%             169.43%
---------------------------------------------------------------------------------------------------------------------

PBHG Large Cap Growth (PBHG)(3)          -14.10%        13.17%            *            15.27%             170.11%
---------------------------------------------------------------------------------------------------------------------

PBHG Select Equity(4)                    -14.45%        10.17%            *            14.88%             163.79%
---------------------------------------------------------------------------------------------------------------------

PBHG Core Crowth(5)                       -5.14%         1.38%            *             1.64%              10.74%
---------------------------------------------------------------------------------------------------------------------

PBHG Limited(6)                            0.89%        10.78%            *             7.47%              51.40%
---------------------------------------------------------------------------------------------------------------------

PBHG Large Cap 20 (Advisor)(7)           -15.17%        15.67%            *            12.97%              91.69%
---------------------------------------------------------------------------------------------------------------------

PBHG Large Cap 20 (PBHG)(7)              -14.94%        15.75%            *            13.04%              92.32%
---------------------------------------------------------------------------------------------------------------------

PBHG Large Cap Value (Advisor)(8)         -4.16%        12.88%            *            12.46%              85.25%
---------------------------------------------------------------------------------------------------------------------

PBHG Large Cap Value(PBHG)(8)             -3.92%        12.97%            *            12.55%              85.97%
---------------------------------------------------------------------------------------------------------------------

PBHG Mid-Cap Value (Advisor)(11)           8.86%            *             *            19.07%             136.09%
---------------------------------------------------------------------------------------------------------------------

PBHG Mid-Cap Value (PBHG)(11)              9.00%            *             *            19.11%             136.39%
---------------------------------------------------------------------------------------------------------------------

PBHG Small Cap Value (Advisor)(12)        11.53%            *             *            18.23%             127.94%
---------------------------------------------------------------------------------------------------------------------

PBHG Small Cap Value (PBHG)(12)           11.74%            *             *            18.29%             128.49%
---------------------------------------------------------------------------------------------------------------------

PBHG Focused Value(13)                    -6.48%            *             *            17.76%              66.85%
---------------------------------------------------------------------------------------------------------------------

PBHG Technology & Communications
(Advisor)(9)                             -25.13%         3.44%            *             9.02%              75.41%
---------------------------------------------------------------------------------------------------------------------

PBHG Technology & Communications
(PBHG)(9)                                -24.92%         3.49%            *             9.07%              75.89%
---------------------------------------------------------------------------------------------------------------------

PBHG Strategic Small Company(10)          10.68%        14.06%            *            10.76%              71.03%
---------------------------------------------------------------------------------------------------------------------

PBHG Global Technology &
Communications(14)                       -23.23%            *             *           -41.01%             -61.99%
---------------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus(15)                    15.70%            *             *            19.44%              88.08%
---------------------------------------------------------------------------------------------------------------------
PBHG Special Equity(16)                   12.27%            *             *            10.87%              57.56%
---------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation(17)          3.20%            *             *             3.73%               9.92%
---------------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(18)                2.30%        10.41%            *            11.20%             153.17%
---------------------------------------------------------------------------------------------------------------------
PBHG REIT (Advisor)(19)                   18.57%         4.09%         8.71%            4.78%              84.09%
---------------------------------------------------------------------------------------------------------------------
PBHG REIT (PBHG)(19)                      18.99%         5.20%         9.37%            5.27%              95.54%
=====================================================================================================================

         TOTAL RETURN AS OF MARCH 31, 2002 AFTER TAXES ON DISTRIBUTIONS
                            AND SALE OF FUND SHARES

====================================================================================================================
                                                                                                     Aggregate Total
                                                                                                      Return as of
                                              Average Annual Total Return as of March 31, 2002       March 31, 2002
--------------------------------------------------------------------------------------------------------------------
                                            One Year      Five Year    Ten Year    Since Inception   Since Inception
--------------------------------------------------------------------------------------------------------------------
PBHG Growth (Advisor)(1)                     -8.01%          1.75%       9.32%            5.84%           152.22%

PBHG Growth (PBHG)(1)                        -7.91%          1.93%       9.44%            5.92%           155.05%
--------------------------------------------------------------------------------------------------------------------

PBHG Emerging Growth(2)                      -6.66%         -2.75%          *             6.01%            67.17%
--------------------------------------------------------------------------------------------------------------------

PBHG New Opportunities(13)                   -3.67%             *           *            36.68%           166.04%
--------------------------------------------------------------------------------------------------------------------

PBHG Large Cap Growth (Advisor)(3)           -8.77%         12.58%          *            14.30%           154.62%
--------------------------------------------------------------------------------------------------------------------

PBHG Large Cap Growth (PBHG)(3)              -8.66%         12.63%          *            14.34%           155.17%
--------------------------------------------------------------------------------------------------------------------

PBHG Select Equity(4)                        -8.87%          9.60%          *            13.69%           145.22%
--------------------------------------------------------------------------------------------------------------------

PBHG Core Crowth(5)                          -3.16%          1.79%          *             1.87%            12.31%
--------------------------------------------------------------------------------------------------------------------

PBHG Limited(6)                               1.01%         11.57%          *             8.36%            58.74%
--------------------------------------------------------------------------------------------------------------------

PBHG Large Cap 20 (Advisor)(7)               -9.31%         15.23%          *            12.73%            89.56%
--------------------------------------------------------------------------------------------------------------------

PBHG Large Cap 20 (PBHG)(7)                  -9.17%         15.29%          *            12.79%            90.07%
--------------------------------------------------------------------------------------------------------------------

PBHG Large Cap Value (Advisor)(8)            -2.53%         11.97%          *            11.58%            77.70%
--------------------------------------------------------------------------------------------------------------------

PBHG Large Cap Value(PBHG)(8)                -2.37%         12.05%          *            11.65%            78.32%
--------------------------------------------------------------------------------------------------------------------

PBHG Mid-Cap Value (Advisor)(11)              5.44%             *           *            17.45%           120.63%
--------------------------------------------------------------------------------------------------------------------

PBHG Mid-Cap Value (PBHG)(11)                 5.53%             *           *            17.47%           120.88%
--------------------------------------------------------------------------------------------------------------------

PBHG Small Cap Value (Advisor)(12)            7.08%             *           *            15.75%           105.39%
--------------------------------------------------------------------------------------------------------------------

PBHG Small Cap Value (PBHG)(12)               7.21%             *           *            15.80%           105.83%
--------------------------------------------------------------------------------------------------------------------

PBHG Focused Value(13)                       -3.78%             *           *            15.07%            55.20%
--------------------------------------------------------------------------------------------------------------------

PBHG Technology & Communications
(Advisor)(9)                                -15.43%          4.56%          *             9.07%            75.97%
--------------------------------------------------------------------------------------------------------------------

PBHG Technology & Communications
(PBHG)(9)                                   -15.30%          4.61%          *             9.11%            76.35%
--------------------------------------------------------------------------------------------------------------------

PBHG Strategic Small Company(10)              6.56%         12.87%          *             9.96%            64.59%
--------------------------------------------------------------------------------------------------------------------

PBHG Global Technology &
Communications(14)                          -14.26%             *           *           -31.18%           -49.59%
--------------------------------------------------------------------------------------------------------------------
PBHG Clipper Focus(15)                       13.03%             *           *            16.92%            74.33%
--------------------------------------------------------------------------------------------------------------------
PBHG Special Equity(16)                       9.48%             *           *             9.48%            49.05%
--------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation(17)             3.35%             *           *             3.76%            10.00%
--------------------------------------------------------------------------------------------------------------------
PBHG Disciplined Equity(18)                   1.54%          9.31%          *            10.37%           137.22%
--------------------------------------------------------------------------------------------------------------------
PBHG REIT (Advisor)(19)                      16.34%          4.49%       8.40%            4.68%            81.63%
--------------------------------------------------------------------------------------------------------------------
PBHG REIT (PBHG)(19)                         16.67%          5.58%       9.06%            5.15%            92.75%
====================================================================================================================

*     The Fund was not in operation for the full period.

(1) The PBHG Growth Fund commenced operations on December 19, 1985. The Advisor Class shares of this Fund commenced operations on August 19, 1996. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was -1.95% and the aggregate return was -10.46%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were -2.66% and -1.16%, respectively.

(2) The PBHG Emerging Growth Fund commenced operations with its predecessor on June 14, 1993.

(3) The PBHG Large Cap Growth Fund commenced operations on April 5, 1995. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was -26.94% and the aggregate return was -32.57%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were -26.95% and -21.38%, respectively.

(4)   The PBHG Select Equity Fund commenced operations on April 5, 1995.

(5)   The PBHG Core Growth Fund commenced operations on December 29, 1995.

(6)   The PBHG Limited Fund commenced operations on June 28, 1996.

(7) The PBHG Large Cap 20 Fund commenced operations on November 29, 1996. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was -33.50% and the aggregate return was -40.08%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were -33.50% and -26.50%, respectively.

(8) The PBHG Large Cap Value Fund commenced operations on December 31, 1996. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was -3.32% and the aggregate return was -4.15%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were -3.33% and -2.66%, respectively.

(9) The PBHG Technology & Communications Fund commenced operations on September 29, 1995. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was -49.08% and the aggregate return was -57.14%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were - 49.09% and -38.53%, respectively.

(10) The PBHG Strategic Small Company Fund commenced operations on December 31, 1996.

(11) The PBHG Mid-Cap Value Fund commenced operations on May 1, 1997. The Advisor Class shares of this Fund commenced operations on October 31, 2001. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The aggregate total return of the Advisor Class before taxes from its inception date to March 31, 2002 was 13.09%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were 13.09% and 8.04%, respectively.

(12) The PBHG Small Cap Value Fund commenced operations on May 1, 1997. The Advisor Class shares of this Fund commenced operations on December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was 3.75% and the aggregate return was 4.73%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were 3.75% and 3.00%, respectively.

(13) The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.

(14) The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

(15) Data includes performance of the PBHG Clipper Focus Fund's predecessor, which commenced operations on September 10, 1998.

(16) Data includes performance of the PBHG Special Equity Fund's predecessor, the NWQ Special Equity Portfolio Institutional Class, which commenced operations on November 4, 1997.

(17) Data includes performance of the PBHG IRA Capital Preservation Fund's predecessor, the IRA Capital Preservation Portfolio, which commenced operations on August 31, 1999.

(18) Data includes performance of the PBHG Disciplined Equity Fund's predecessor, the Analytic Enhanced Equity Fund, which commenced operations on July 1, 1993.

(19) Prior to December 17, 2001, data includes performance of the Fund's predecessor classes, whose inception date was March 13, 1989 for the PBHG Class and May 15, 1995 for the Advisor Class. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The PBHG REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the table have been adjusted it to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Class' returns beginning December 17, 2001 reflect the 0.25% 12b-1 fee. The average annual total return of the Advisor Class before taxes from its inception date to March 31, 2002 was 13.16% and the aggregate return was 133.93%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to March 31, 2002 were 9.42% and 8.90%, respectively.

      Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

                              FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PwC") located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent accountants for the Trust. PwC provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund for the fiscal year ended March 31, 2002 and the report of the independent accountants for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2002. The Annual Report, except for page 1 thereof, is incorporated herein by reference and made part of this Statement of Additional Information.

The financial statements noted above for each Fund have been audited by PwC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PwC, independent accountants, given on the authority of that firm as experts in auditing and accounting.

                                 CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC.

                             PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c           This is the lowest-rated class of preferred or preference stock.
            Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or Moody's applies numerical modifiers 1, 2, and 3 in each rating
minus (-)   classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                 DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa         Bonds which are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds which are rated "Ba" are judged to have speculative elements;
            their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...)  (This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

      Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

      Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

      Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

            The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                        Entities rated in this category have defaulted on some
                  or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                 Default. Denotes actual or imminent payment default.

NOTES

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

      Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.


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